Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of November 22, 2022, is made among Vapotherm, Inc., a Delaware corporation with offices located at 100 Domain Drive, Exeter, NH 03833 (the “Borrower”), the other Loan Parties party hereto, SLR Investment Corp., a Maryland corporation with an office located at 500 Park Avenue, 3rd Floor, New York, NY 10022 (“SLR”), in its capacity as collateral agent (in such capacity, “Collateral Agent”) and the Lenders listed on Schedule 1.1 of the Loan and Security Agreement (as defined below) or otherwise a party hereto from time to time including SLR in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”).

The Loan Parties, the Lenders and Collateral Agent are parties to a Loan and Security Agreement dated as of February 18, 2022 (as amended by Amendment No. 1, and as further amended by Amendment No. 2, the “Existing Loan and Security Agreement”; and the Existing Loan and Security Agreement as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”). Borrower has requested that the Lenders agree to certain amendments to the Existing Loan and Security Agreement. The Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1 Definitions; Interpretation.

(a) Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendments to the Loan and Security Agreement.

(a) Upon satisfaction of the conditions set forth in Section 3 hereof, the Existing Loan and Security Agreement is hereby amended as follows:

(i) Exhibit A attached hereto sets forth a clean copy of the Loan and Security Agreement as amended hereby; and

(ii) In the document attached as Exhibit B hereto, deletions of the text in the Existing Loan and Security Agreement (including, to the extent included in such Exhibit B, each Schedule or Exhibit to the Existing Loan and Security Agreement) are indicated by ~~struck-through text~~, and insertions of text are indicated by bold, double-underlined text.

(b) References Within Existing Loan and Security Agreement. Each reference in the Existing Loan and Security Agreement to “this Agreement” and the words “hereof”, “herein”, “hereunder” or words of like import, shall mean and be a reference to the Existing Loan and Security Agreement as amended by this Amendment. This Amendment shall be a Loan Document.

SECTION 3 Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent and upon satisfaction thereof, this Amendment shall be effective as of the Amendment No. 3 Effective Date:

(a) Fees and Expenses. Borrower shall have paid (i) all invoiced costs and expenses then due and payable in accordance with Section 5(e), and (ii) all other fees, costs and expenses, if any, due and payable as of the Amendment No. 3 Effective Date under the Loan and Security Agreement.

(b) This Amendment. Collateral Agent shall have received this Amendment, executed by Collateral Agent, the Lenders and each Loan Party.

(c) Amendment to Warrants. The Warrants (as defined in the Existing Loan and Security Agreement) shall be amended in a manner satisfactory to the Lenders.

(d) A&R Fee Letter. The Fee Letter (as defined in the Existing Loan and Security Agreement) shall be amended in a manner satisfactory to the Lenders.

(e) Representations and Warranties; No Default. On the Amendment No. 3 Effective Date, immediately after giving effect to the amendment of the Existing Loan and Security Agreement contemplated hereby:

(i) The representations and warranties contained in Section 4 shall be true and correct on and as of the Amendment No. 3 Effective Date as though made on and as of such date; and

(ii) There exist no Events of Default or events that with the passage of time would result in an Event of Default.

SECTION 4 Representations and Warranties. To induce the Lenders to enter into this Amendment, each Loan Party hereby confirms, as of the date hereof, immediately after giving effect to the amendment of the Loan and Security Agreement contemplated hereby, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date; (b) that since December 31, 2021, there has not been and there does not exist a Material Adverse Change; (c) Lender has and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by each Loan Party to Lender, pursuant to the Loan Documents or otherwise granted to or held by Lender; (d) the agreements and obligations of each Loan Party contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (e) the execution, delivery and performance of this Amendment by each Loan Party will not violate any law, rule, regulation, order, contractual obligation or organizational document of any Loan Party and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues.

SECTION 5 Miscellaneous.

(a) Loan Documents Otherwise Not Affected; Reaffirmation; No Novation.

(i) Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

(ii) Each Loan Party hereby expressly (1) reaffirms, ratifies and confirms its Obligations under the Loan and Security Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 4.1 of the Loan and Security Agreement, (3) reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement, and with effect from (and including) the Amendment No. 3 Effective Date, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the amendments expressly referenced herein; and (y) secures all Obligations under the Loan and Security Agreement, as amended by this Amendment, and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Loan and Security Agreement and (5) agrees that the Loan and Security Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.

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(iii) This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of any Loan Party’s Obligations under or in connection with the Loan and Security Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Collateral Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Obligations.

(b) Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Collateral Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

(c) Release. In consideration of the agreements of Collateral Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Collateral Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Collateral Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Loan Party, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(d) No Reliance. Each Loan Party hereby acknowledges and confirms to Collateral Agent and the Lenders that each Loan Party is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(e) Costs and Expenses. Each Loan Party agrees to pay to Collateral Agent within ten (10) days of its receipt of an invoice (or on the Amendment No. 3 Effective Date to the extent invoiced on or prior to the Amendment No. 3 Effective Date), the reasonable out-of-pocket costs and expenses of Collateral Agent and the Lenders party hereto, and the reasonable fees and disbursements of counsel to Collateral Agent and the Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment No. 3 Effective Date or after such date.

(f) Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(g) Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS (EXCLUDING THOSE LOAN DOCUMENTS THAT BY THEIR OWN TERMS ARE EXPRESSLY GOVERNED BY THE LAWS OF ANOTHER JURISDICTION) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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(h) Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

(i) Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(j) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(k) Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.

(l) Electronic Execution of Certain Other Documents. The words “execution”, “execute”, “signed”, “signature” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

VAPOTHERM, INC.,
as Borrower

By:	/s/ John Landry
Title:	Senior Vice President and Chief Financial Officer

GUARANTOR:

HGE HEALTH CARE SOLUTIONS, LLC, as a Guarantor

By:	/s/ John Landry
Title:	Senior Vice President and Chief Financial Officer

VAPOTHERM ACCESS CARE MANAGEMENT NETWORK, LLC, as a Guarantor

By:	/s/ John Landry
Title:	Senior Vice President and Chief Financial Officer

VAPOTHERM ACCESS MANAGEMENT SERVICES, LLC, as a Guarantor

By:	/s/ John Landry
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Amendment No. 3 to Loan and Security Agreement]

COLLATERAL AGENT AND LENDERS:

SLR INVESTMENT CORP., as Collateral Agent and a Lender

By:	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Loan and Security Agreement]

SCP PRIVATE CREDIT INCOME FUND SPV, LLC, as a Lender

By:	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

SCP PRIVATE CREDIT INCOME BDC SPV LLC, as a Lender

By:	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

SCP PRIVATE CORPORATE LENDING FUND SPV LLC, as a Lender

By:	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

SCP CAYMAN DEBT MASTER FUND SPV LLC, as a Lender

By:	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

SCP SF DEBT FUND L.P., as a Lender

By:	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Loan and Security Agreement]

SLR HC FUND SPV, LLC, as a Lender

By:	/s/ Anthony Storino
Name:	Anthony Storino
Title: Authorized Signatory

SLR HC BDC LLC, as a Lender

By:	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

SLR CP SF DEBT FUND SPV LLC, as a Lender

By:	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Loan and Security Agreement]

EXHIBIT A

[Clean Loan and Security Agreement, conformed through Amendment No. 3]

[see attached]

Exhibit A

Execution Version

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (as amended by Amendment No. 1, as further amended by Amendment No. 2, as further amended by Amendment No. 3 and as the same may be further amended, restated, amended and restated, modified, or supplemented from time to time, this “Agreement”) dated as of February 18, 2022 (the “Effective Date”) among SLR Investment Corp., a Maryland corporation with an office located at 500 Park Avenue, 3rd Floor, New York, NY 10022 (“SLR”), as collateral agent (in such capacity, together with its successors and permitted assigns in such capacity, “Collateral Agent”), and the lenders listed on Schedule 1.1 hereof or otherwise a party hereto from time to time including SLR in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), Vapotherm, Inc., a Delaware corporation with offices located at 100 Domain Drive, Exeter, NH 03833 (the “Borrower”), HGE HEALTH CARE SOLUTIONS, LLC, a Delaware limited liability company (“HGE”), VAPOTHERM ACCESS CARE MANAGEMENT NETWORK, LLC, a Delaware limited liability company (“Vapotherm Network”), and VAPOTHERM ACCESS MANAGEMENT SERVICES, LLC, an Oklahoma limited liability company (“Vapotherm Services”), as Guarantors and each other Guarantor party hereto from time to time, provides the terms on which the Lenders shall lend to Borrower and Loan Parties shall repay the Lenders. The parties agree as follows:

1. DEFINITIONS AND OTHER TERMS

1.1 Terms. Capitalized terms used herein shall have the meanings set forth in Section 1.4 to the extent defined therein. All other capitalized terms used but not defined herein shall have the meaning given to such terms in the Code. Any accounting term used but not defined herein shall be construed in accordance with GAAP and all calculations shall be made in accordance with GAAP, consistently applied; provided that all leases of any Person that were or would have been characterized as operating leases in accordance with GAAP as of December 31, 2018 (whether or not such operating leases were in effect on such date) shall be accounted for as operating leases (and not capital leases) for purposes of this Agreement regardless of any change in GAAP following such date that would otherwise require such leases to be recharacterized (on a prospective or retroactive basis or otherwise) as capital leases. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and any of the Borrower, the Collateral Agent or the Required Lenders shall so request, the Collateral Agent, the Lenders and the Borrower on behalf of the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders), provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Collateral Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. The term “financial statements” shall include the accompanying notes and schedules.

1.2 Section References. Any section, subsection, schedule or exhibit references are to this Agreement unless otherwise specified.

1.3 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.

1.4 Definitions. The following terms are defined in the Sections or subsections referenced opposite such terms:

“Agreement”	Preamble
“Allocable Amount”	Section 13.7(b)
“Approved Lender”	Section 12.1
“Borrower”	Preamble
“Claims”	Section 12.2
“Collateral Agent”	Preamble

“Collateral Agent Report”	Exhibit B, Section 5
“Communications”	Section 10
“Connection Income Taxes”	Exhibit I, Section 1
“Default Rate”	Section 2.3(b)
“Effective Date”	Preamble
“Event of Default”	Section 8
“Excluded Accounts”	Section 6.6(a)
“Excluded Taxes”	Exhibit I, Section 1
“FATCA”	Exhibit I, Section 1
“Guarantor Payment”	Section 13.7(a)
“Indemnified Person”	Section 12.2
“Indemnified Taxes”	Section 2.5(a)
“Lender” and “Lenders”	Preamble
“Lender Transfer”	Section 12.1
“Minimum Liquidity Requirement”	Section 7.13(b)
“New Subsidiary”	Section 6.10
“Non-Funding Lender”	Exhibit B, Section 10(c)(ii)
“Open Source Licenses”	Section 5.2(f)
“Other Connection Taxes”	Exhibit I, Section 1
“Other Lender”	Exhibit B, Section 10(c)(ii)
“Other Taxes”	Exhibit I, Section 1
“Perfection Certificate” and “Perfection Certificates”	Section 5.1
“Recipient”	Exhibit I, Section 1
“Secured Promissory Note”	Section 2.6
“SLR”	Preamble
“Taxes”	Section 2.5(a)
“Term A Loan”	Section 2.2(a)(i)
“Term Loan”	Section 2.2(a)(iii)
“Transfer”	Section 7.1

In addition to the terms defined elsewhere in this Agreement, the following terms have the following meanings:

“1-Month CME Term SOFR” is the 1-month CME Term SOFR reference rate as published by the CME Term SOFR Administrator on the CME Term SOFR Administrator’s Website.

“Account” is any “account” as defined in the Code with such additions to such term as may hereafter be made under the Code, and includes, without limitation, all accounts receivable and other sums owing to any Loan Party.

“Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made under the Code.

“ACH Letter” is ACH debit authorization in the form of Exhibit F hereto.

“Acquisition” means any transaction, or any series of related transactions, by which any Person directly or indirectly, by means of a take-over bid, tender offer, license, amalgamation, merger, purchase of equity interests, purchase of assets, or similar transaction having the same effect as any of the foregoing, (i) acquires all or substantially all of the assets of any other Person or all or substantially all assets of any business line, division or product line (including research and development and related assets in respect of any product) of any other Person, (ii) acquires more than fifty percent (50%) of the Equity Interests of another Person which, on a fully-diluted basis (and taking into account all Equity Interests the acquiring person has the right or option to acquire) gives such acquiring Person control over such other Person, including by way of power to elect a majority of the members of the board of directors (or equivalent) of such Person or (iii) acquires, or acquires the right to use, develop or sell (in each case, including through licensing), any product, product line or Intellectual Property of or from any other Person.

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“Affiliate” of any Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Amortization Date” is March 1, 2026; provided that if as of December 31, 2025, Borrower achieves Net Product Revenue greater than or equal to Sixty-Eight Million Dollars ($68,000,000.00), measured on a trailing six-month basis, calculated consistently with the methodology used in the Projections and subject to the reasonable verification by Collateral Agent (including supporting documentation reasonably requested by Collateral Agent), then, at Borrower’s written election to Collateral Agent on or prior to February 1, 2026, there shall be no Amortization Date hereunder.

“Amendment No. 1” means that certain Amendment No. 1 to Loan and Security Agreement, dated as of the Amendment No. 1 Effective Date, by and among, the Borrower, the Collateral Agent and the Lenders.

“Amendment No. 1 Effective Date” means August 1, 2022.

“Amendment No. 2” means that certain Amendment No. 2 to Loan and Security Agreement, dated as of the Amendment No. 1 Effective Date, by and among, each Loan Party, the Collateral Agent and the Lenders.

“Amendment No. 2 Effective Date” means September 30, 2022.

“Amendment No. 3” means that certain Amendment No. 3 to Loan and Security Agreement, dated as of the Amendment No. 3 Effective Date, by and among, each Loan Party, the Collateral Agent and the Lenders.

“Amendment No. 3 Effective Date” means November 22, 2022.

“Anti-Terrorism Laws” are any laws, rules, regulations or orders relating to terrorism or money laundering, including without limitation Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by OFAC.

“Applicable Rate” means a per annum rate of interest equal to (a) the greater of (i) 1.00% and (ii) the Benchmark in effect from time to time, plus (b) 8.30%, of which, (i) after the Amendment No. 3 Effective Date and prior to achievement of the Minimum Net Equity Proceeds Milestone and until December 31, 2023 (or such later date as Collateral Agent may agree in its sole discretion), at Borrower’s election and subject to Section 2.3, up to eight percent (8.00%) (any such amount to be selected in increments of 1.00%) may be PIK Interest and (ii) on and after achievement of the Minimum Net Equity Proceeds Milestone and until December 31, 2023 (or such later date as Collateral Agent may agree in its sole discretion), at Borrower’s election and subject to Section 2.3, up to four percent (4.00%) (any such amount to be selected in increments of 1.00%) may be PIK Interest. Notwithstanding the foregoing, upon the occurrence of a Benchmark Transition Event, Collateral Agent may, in good faith and in consultation with the Borrower amend this Agreement to replace the then-current Benchmark in a manner consistent with other loans in Collateral Agent’s portfolio so that such changes result in a substantially similar interest rate to the interest rate in effect immediately prior to the effectiveness of such Benchmark, and any such amendment shall become effective at 5:00 p.m. New York time on the third Business Day after Collateral Agent has notified Borrower of such amendment. Any determination, decision or election that may be made by Collateral Agent pursuant hereto will be conclusive and binding absent manifest error and may be made in Collateral Agent’s sole discretion and without consent from any other party.

“Approved Fund” is any (i) investment company, fund, trust, securitization vehicle or conduit that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business or (ii) any Person (other than a natural person) which temporarily warehouses loans for any Lender or any entity described in the preceding clause (i) and that, with respect to each of the preceding clauses (i) and (ii), is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) a Person (other than a natural person) or an Affiliate of a Person (other than a natural person) that administers or manages a Lender.

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“Benchmark” is, initially, the 1-Month CME Term SOFR plus the SOFR Adjustment; provided, that if a Benchmark Transition Event has occurred with respect to the 1-Month CME Term SOFR or the then-current Benchmark, then “Benchmark” is the applicable replacement rate that has replaced the immediately preceding benchmark rate pursuant to the defined term “Applicable Rate”.

“Benchmark Transition Event” is the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator for such Benchmark announcing that such Person has ceased or will cease to provide such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark;

(b) a public statement or publication of information by the regulatory supervisor for the administrator for such Benchmark, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, which states that the administrator for such Benchmark has ceased or will cease to provide such Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark;

(c) a public statement or publication of information by the administrator of such Benchmark or the regulatory supervisor for the administrator for such Benchmark announcing that such Benchmark is not, or as of a specified future date will not be, representative or in compliance with the International Organization of Securities Commissions Principles for Financial Benchmarks.

“Blocked Person” is: (a) any Person listed in the annex to Executive Order No. 13224, (b) any Person owned or controlled by, or to the actual knowledge of any Responsible Officer of any Loan Party, any Person acting for or on behalf of, any Person that is listed in the annex to Executive Order No. 13224, (c) to the actual knowledge of any Responsible Officer of any Loan Party, any Person with which any Lender is prohibited from dealing with in any transaction in violation of any Anti-Terrorism Law or (d) any Person named a “specially designated national” or “blocked person” on the most current list published by OFAC.

“Borrower’s Books” are Borrower’s or any of the Guarantor’s books and records including ledgers, federal, state, local and foreign tax returns, records regarding Borrower’s or the Guarantor’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Business Day” is any day that is not a Saturday, Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Cash Equivalents” are (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., (c) certificates of deposit maturing no more than one (1) year after issue provided that the account in which any such certificate of deposit is maintained is subject to a Control Agreement in favor of Collateral Agent unless such certificates of deposit are entered into to secure (or backstop) Permitted Indebtedness, and (d) any money market or similar funds that exclusively hold any of the foregoing.

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“CME Term SOFR Administrator” is CME Group Benchmark Administration Limited, as administrator of the forward-looking term SOFR, or any successor administrator.

“CME Term SOFR Administrator’s Website” is the website of the CME Group Benchmark Administrator at http://www.cmegroup.com, or any successor source.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Collateral Agent’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is any and all properties, rights and assets of the Borrower and any Guarantor described on Exhibit A.

“Collateral Account” is any Deposit Account, Securities Account, or Commodity Account, or any other bank account maintained by Borrower or any Guarantor at any time, in each case, other than any Excluded Account.

“Commitment Percentage” is set forth in Schedule 1.1, as amended from time to time.

“Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made under the Code.

“Compliance Certificate” is that certain certificate in substantially the form attached hereto as Exhibit D.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith and, to the extent applicable, in accordance with GAAP; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Control Agreement” is any control agreement entered into among the depository institution at which Borrower or any Guarantor maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower or any Guarantor maintains a Securities Account or a Commodity Account, Borrower or such Guarantor, as applicable, and Collateral Agent pursuant to which Collateral Agent, for the ratable benefit of the Secured Parties, obtains “control” (within the meaning of the Code) over such Deposit Account, Securities Account, or Commodity Account.

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made under the Code.

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“Disqualified Institution” is, as of the date of determination, a Person (i) identified by the Borrower in writing to the Collateral Agent on or prior to the Effective Date as a competitor (or as an Affiliate of a competitor) of the Borrower and its Subsidiaries, (ii) identified by the Borrower in writing to the Collateral Agent from time to time after the Effective Date as a competitor (or as an Affiliate of a competitor) of the Borrower and its Subsidiaries and (iii) any reasonably identifiable Affiliate of any Person referred to in clauses (i) or (ii) above solely on the basis of its name; provided that the foregoing shall not apply retroactively to disqualify any Persons that have previously acquired an assignment or participation interest in the Term Loans to the extent such party was not a Disqualified Institution at the time of the applicable assignment or participation, as the case may be.

“Dollars,” “dollars” and “$” each mean lawful money of the United States.

“Domestic Subsidiary” means a Subsidiary that is organized under the laws of the United States or any state or territory thereof.

“Eligible Assignee” is (i) a Lender, (ii) an Affiliate of a Lender, (iii) an Approved Fund and (iv) any commercial bank, savings and loan association or savings bank or any other entity which is an “accredited investor” (as defined in Regulation D under the Securities Act of 1933, as amended) and which extends credit or buys loans as one of its businesses, including insurance companies, mutual funds, lease financing companies and commercial finance companies, in each case, which either (A) has a rating of BBB or higher from Standard & Poor’s Rating Group and a rating of Baa2 or higher from Moody’s Investors Service, Inc. at the date that it becomes a Lender or (B) has total assets in excess of One Billion Dollars ($1,000,000,000.00); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include, unless an Event of Default has occurred and is continuing, (1) Borrower or any of Borrower’s Affiliates or Subsidiaries, or (2) a Disqualified Institution. Notwithstanding the foregoing, (x) in connection with any assignment by a Lender as a result of a forced divestiture at the request of any regulatory agency, the restrictions set forth above in this definition shall not apply and Eligible Assignee shall mean any Person or party and (y) in connection with a Lender’s own financing or securitization transactions, the restrictions set forth above in this definition shall not apply and Eligible Assignee shall mean any Person or party providing such financing or formed to undertake such securitization transaction and transferee of such Person or party upon the occurrence of a default, event of default or similar occurrence, with respect to such financing or securitization transaction; provided that no such sale, transfer, pledge or assignment under this clause (y) shall release such Lender from any of its obligations hereunder or substitute any such Person or party for such Lender as a party hereto until Collateral Agent shall have received and accepted an effective assignment agreement from such Person or party in form satisfactory to Collateral Agent executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such Eligible Assignee as Collateral Agent reasonably shall require.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made under the Code, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” is the Employee Retirement Income Security Act of 1974, as amended, and its regulations.

“Exigent Circumstance” means any event or circumstance that, in the reasonable judgment of Collateral Agent, imminently threatens the ability of Collateral Agent to realize upon all or any material portion of the Collateral, such as, without limitation, fraudulent removal, concealment, or abscondment thereof, destruction or material waste thereof, or failure of Borrower or any of its Subsidiaries after reasonable demand to maintain or reinstate casualty insurance coverage required by Section 6.5, or which, in the judgment of Collateral Agent, could reasonably be expected to result in a material diminution in value of the Collateral.

“Existing Credit Facilities” refers to that certain Loan and Security Agreement, dated as of October 1, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Effective Date), between the Borrower and Canadian Imperial Bank of Commerce and all “Loan Documents” referred to therein.

“FDA” means the U.S. Food and Drug Administration or any successor thereto.

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“Fee Letter” means that certain Fee Letter dated the Effective Date, between the Borrower and SLR and acknowledged by the other Loan Parties, as amended and restated on the Amendment No. 2 Effective Date, as further amended and restated on the Amendment No. 3 Effective Date, and as further amended, amended and restated, supplemented or otherwise modified from time to time.

“Foreign Subsidiary” means a Subsidiary that is not a Domestic Subsidiary.

“Funding Date” is any date on which a Term Loan is made to or on account of Borrower which shall be a Business Day.

“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession in the United States, which are applicable to the circumstances as of the date of determination.

“General Intangibles” are all “general intangibles” as defined in the Code with such additions to such term as may hereafter be made under the Code, and includes without limitation, all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, any trade secret rights, including any rights to unpatented inventions, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income and other tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof (including the FDA), or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state or locality of the United States, the United States, or a foreign government.

“Guarantor” is any Person providing a Guaranty in favor of Collateral Agent for the benefit of the Secured Parties (including without limitation pursuant to Section 6.10 and/or Section 13).

“Guaranty” is any guarantee in form and substance reasonably satisfactory to the Collateral Agent and the applicable Guarantor of all or any part of the Obligations, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Indebtedness” is (without duplication) (a) indebtedness for borrowed money or the deferred price of property or services (other than trade payables in the ordinary course of business and not overdue by more than 90 days,), (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) all obligations of such Person as lessee under capital lease obligations that have been or should be recorded as liabilities on a balance sheet of such Person in accordance with GAAP, (d) non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit, banker’s acceptance, surety bonds or similar instruments, (e) equity securities of such Person subject to repurchase or redemption prior to the Maturity Date other than at the sole option of such Person (f) Indebtedness secured by a Lien on any asset of such Person, whether or not such obligation is otherwise an obligation of such Person (with the amount thereof being measured as the fair market value of such property), (g) “earnouts” (to the extent due and owing and not paid in a timely manner), purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing

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obligations of any nature of such Person arising out of purchase and sale contracts (in each case, other than trade payables in the ordinary course of business), (h) all Indebtedness of others guaranteed by such Person, (i) off-balance sheet liabilities and/or pension plan or multiemployer plan liabilities of such Person, (j) obligations arising under non-compete agreements, (k) obligations arising under bonus, deferred compensation, incentive compensation or similar arrangements, other than those arising in the ordinary course of business and (l) Contingent Obligations.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions or proceedings seeking reorganization, arrangement, or other relief.

“Insolvent” means not Solvent.

“Intellectual Property” means all of Borrower’s or any of its Subsidiaries’ right, title and interest in and to the following:

(a) its Copyrights, Trademarks and Patents;

(b) any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how, operating manuals;

(c) any and all source code;

(d) any and all design rights which may be available to Borrower or any of its Subsidiaries;

(e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and

(f) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Intellectual Property Security Agreement” means any Intellectual Property Security Agreement between Borrower (or a Guarantor) and Collateral Agent, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Inventory” is all “inventory” as defined in the Code with such additions to such term as may hereafter be made under the Code, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of any Person’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person.

“IRS” means the United States Internal Revenue Service.

“Key Person” is each of Borrower’s (i) President and Chief Executive Officer, who is Joseph Army as of the Effective Date and (ii) Chief Financial Officer, who is John Landry as of the Effective Date.

“Knowledge” means to the “best of” any Loan Party’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of the Responsible Officers.

“Lender” is any one of the Lenders.

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“Lenders” are the Persons identified on Schedule 1.1 hereto and each assignee that becomes a party to this Agreement pursuant to Section 12.1.

“Lenders’ Expenses” are (a) all reasonable and documented out-of-pocket audit fees and expenses, costs, and expenses (including reasonable and documented attorneys’ fees and expenses of outside counsel, as well as appraisal fees, fees incurred on account of lien searches, inspection fees, and filing fees) for preparing, amending, negotiating and administering the Loan Documents, all as incurred by SLR, in its capacity as a Lender and as Collateral Agent, and (b) all reasonable and documented out-of-pocket fees and expenses (including reasonable and documented attorneys’ fees of outside counsel and expenses, as well as appraisal fees, fees incurred on account of lien searches, inspection fees, and filing fees) for defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) incurred by Collateral Agent and/or the Lenders.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest, or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Liquidity” means, as of any date of determination, the sum of (a) the aggregate amount of Qualified Cash of the Loan Parties minus (b) the Qualified Cash A/P Amount.

“Loan Documents” are, collectively, this Agreement, the Fee Letter, the Warrants, the Pledge Agreement, each Control Agreement, each Intellectual Property Security Agreement, the Perfection Certificates, the ACH Letter, each Compliance Certificate, each Loan Payment Request Form, any Guarantees, any subordination agreements relating to this Agreement, any note, or notes or guaranties executed by Borrower or any Guarantor in favor of the Collateral Agent or any Lender in connection with this Agreement, any agreements creating or perfecting rights in the Collateral (including all insurance certificates and endorsements, landlord consents and bailee consents) and any other present or future agreement entered into by Borrower or any Guarantor in favor of the Collateral Agent or any Lender in connection with this Agreement; all as amended, restated, or otherwise modified.

“Loan Party” means Borrower and each Guarantor.

“Loan Payment Request Form” is that certain form attached hereto as Exhibit C.

“Material Adverse Change” is (a) a material adverse change in the business, operations or condition (financial or otherwise) of Borrower and its Subsidiaries, when taken as a whole; or (b) a material impairment of (i) the prospect of repayment of any portion of the Obligations, (ii) the legality, validity or enforceability of any Loan Document, (iii) the rights and remedies of Collateral Agent or Lenders under any Loan Document except as the result of the action or inaction of the Collateral Agent or Lenders or (iv) the validity, perfection or priority of any Lien in favor of Collateral Agent for the benefit of the Secured Parties on any material portion of the Collateral except as the result of the action or inaction of the Collateral Agent or Lenders.

“Material Agreement” is any license, agreement or other contractual arrangement whereby Borrower or any of its Subsidiaries is reasonably likely to be required to transfer, either in-kind or in cash, assets or property valued (book or market) at more than Two Million and Five Hundred Thousand Dollars ($2,500,000.00) in the aggregate under, such license, agreement or other contractual arrangement in any calendar year.

“Maturity Date” is, for each Term Loan, February 1, 2027.

“Minimum Net Equity Proceeds Milestone” means Borrower’s receipt of at least $15,000,000.00 in unrestricted (including, not subject to any redemption, clawback, escrow or similar encumbrance or restriction) net cash proceeds from a bona fide equity financing or series of equity financings after the Amendment No. 3 Effective Date and prior to July 1, 2023.

“Net Product Revenue” means, as of a date of determination, product revenue (determined under GAAP) with respect to sale of ordinary course product and service offerings of Borrower and its Subsidiaries and related services directly sold with such product and service offerings, in each case determined in a manner consistent with the financial statements delivered to Collateral Agent on or prior to the Effective Date (including, for the avoidance of doubt, revenue from the discontinued operations of Vapo/Acess and Respricare); provided that any revenue associated with any Acquisition shall only contribute to Net Product Revenue to the extent such revenue is actually received following the consummation of such Acquisition and otherwise qualifies as Net Product Revenue.

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“Non-Loan Party” means any Subsidiary of Borrower that is not a Loan Party.

“Obligations” are all of each Loan Party’s obligations to pay when due any debts, principal, interest, Lenders’ Expenses, the Prepayment Premium, all fees under the Fee Letter and any other amounts any Loan Party owes the Collateral Agent or the Lenders, in connection with, related to, or arising from, out of, or under, this Agreement, or the other Loan Documents, and including interest accruing after Insolvency Proceedings begin (whether or not allowed), including any such debts, liabilities, or obligations of any Loan Party assigned to the Lenders and/or Collateral Agent, and the performance of any Loan Party’s duties under the Loan Documents.

“OFAC” is the U.S. Department of Treasury Office of Foreign Assets Control.

“OFAC Lists” are, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.

“Operating Documents” are, for any Person, such Person’s formation documents, as certified by the Secretary of State (or equivalent agency) of such Person’s jurisdiction of organization on a date that is no earlier than thirty (30) days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, re-examination certificates, utility models, extensions and continuations-in-part of the same.

“Payment Date” is the first (1st) calendar day of each calendar month, commencing on March 1, 2022.

“Permitted Acquisition” means any Acquisition by Borrower or any Subsidiary of the Borrower as to which each of the following conditions is satisfied:

(a) immediately prior to, and after giving effect thereto, no default or Event of Default shall have occurred and be continuing or could reasonably be expected to result therefrom;

(b) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable laws, and in conformity with all applicable Governmental Approvals;

(c) in the case of the purchase of equity interests, such acquired target shall become a direct or indirect Subsidiary of the Borrower;

(d) the Borrower shall have taken, or caused to be taken, as of the date such acquired target becomes a Subsidiary of the Borrower, each of the actions required by Section 6.10 and Section 6.11 and as otherwise required under any Loan Document, as applicable;

(e) after giving pro forma effect to such Acquisition as if it occurred on the first day of the applicable six-month period, the Borrower shall be in compliance with financial covenants set forth in Section 7.13;

(f) the consideration (including cash and non-cash consideration, assumed liabilities, and any deferred or contingent consideration) payable in connection with all such Acquisitions shall not exceed (i) $5,000,000 during any consecutive twelve month period, and (ii) $10,000,000 during the term of this Agreement, in each case, in the aggregate, provided that non-cash consideration shall be valued at the valuation established in such Acquisition, or as otherwise reasonably approved by the Collateral Agent;

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(g) promptly upon request by the Collateral Agent in the case of an Acquisition, the Borrower shall provide the following no later than ten (10) days prior to consummation of such Acquisition:

(i) a copy of the draft transaction documents related to the proposed Acquisition (and related documents requested by the Collateral Agent),

(ii) except in case of an Acquisition of assets not expected to result in any material change to operating income or operating expenses, quarterly and annual financial statements of the target for the most recently ended twelve month period ending not less than forty five (45) days prior to such Acquisition, including any audited financial statements that are available, and

(iii) any other information reasonably requested by the Collateral Agent and available to any Loan Party;

(h) the Borrower shall have provided the Collateral Agent with at least ten (10) Business Days’ (or such shorter period as agreed by the Collateral Agent) prior written notice of any such Acquisition, together with summaries, prepared in reasonable detail, of all due diligence conducted by or on behalf of the Borrower or the applicable Subsidiary, as applicable, prior to such Acquisition;

(i) the Collateral Agent shall have received a certificate of a Responsible Officer of the Borrower (prepared in reasonable detail), certifying as to any contingent liabilities and prospective research and development costs associated with the Person or assets being acquired;

(j) such Acquisition shall not include any hostile Acquisition;

(k) such Acquisition shall be cash flow neutral or accretive; and

(l) at least three (3) Business Days prior to the proposed date of such Acquisition (or such shorter period as agreed by the Collateral Agent), the Collateral Agent shall have received a certificate of a Responsible Officer of the Borrower (prepared in reasonable detail), certifying that such Acquisition complies with this definition, including calculations as to pro forma covenant compliance, in a form reasonably satisfactory to the Collateral Agent.

“Permitted Indebtedness” is:

(a) Each Loan Party’s Indebtedness under this Agreement and the other Loan Documents;

(b) Indebtedness existing on the Effective Date and disclosed on the Perfection Certificate;

(c) Indebtedness arising under letters of credit issued for the account of the Borrower or any of its Subsidiaries, in an aggregate face amount for all such letters of credit not to exceed $1,250,000 in the aggregate at any time;

(d) unsecured Indebtedness to trade creditors;

(e) Indebtedness consisting of capitalized lease obligations and purchase money Indebtedness, in each case incurred by Borrower or any of its Subsidiaries to finance the acquisition, repair, improvement or construction of fixed or capital assets of such person, provided that (i) the aggregate outstanding principal amount of all such Indebtedness does not exceed Seven Hundred Fifty Thousand Dollars ($750,000.00) at any time and (ii) the principal amount of such Indebtedness does not exceed the cost of the property so acquired or built or of such repairs or improvements financed with such Indebtedness (each measured at the time of such acquisition, repair, improvement or construction is made);

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(f) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of Borrower’s or its Subsidiaries’ business;

(g) [reserved];

(h) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (e) above, provided that the principal amount thereof is not increased (other than by an amount not to exceed the amount of (i) any accrued but unpaid interest, fees and expenses and premiums related to the debt being refinanced and (ii) customary fees and expenses incurred in connection with such extension, refinancing, modification, amendment or restatement), and the terms thereof are not modified to impose materially more burdensome terms upon Borrower or its Subsidiary, as the case may be;

(i) Contingent Obligations in respect of Indebtedness that otherwise constitutes Permitted Indebtedness;

(j) Indebtedness incurred in connection with the financing of insurance premiums in the ordinary course of business in an outstanding principal amount not to exceed Seven Hundred Fifty Thousand Dollars ($750,000.00) in the aggregate at any time;

(k) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is extinguished within two (2) Business Days of notice to Borrower or the relevant Subsidiary of its incurrence;

(l) Indebtedness arising in connection with the Borrower’s credit card program and other cash management services incurred in the ordinary course of business and in an aggregate amount not to exceed Seven Hundred Fifty Thousand Dollars ($750,000) outstanding at any time;

(m) Indebtedness constituting Permitted Investments;

(n) Indebtedness on account of hedging arrangements entered into by the Borrower or any of its Subsidiaries for non-speculative purposes; and

(o) other Indebtedness in an aggregate outstanding principal amount not to exceed Seventy-Five Thousand Dollars ($75,000.00) at any time; provided that such Indebtedness shall not be secured by “all assets” or “substantially all assets” of the Borrower or any Guarantor.

“Permitted Investments” are:

(a) Investments disclosed on the Perfection Certificate and existing on the Effective Date;

(b) (i) Investments consisting of cash and Cash Equivalents, and (ii) any Investments permitted by Borrower’s investment policy, as amended from time to time, provided that such investment policy (and any such amendment thereto) has been approved in writing by Collateral Agent in its reasonable discretion; provided further that the investment policy delivered to the Collateral Agent on or prior to the Effective Date is deemed approved by the Collateral Agent;

(c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower or of any of its Subsidiaries;

(d) Investments consisting of guarantees by the Borrower or any of its Subsidiaries of obligations of the Borrower or any of its Subsidiaries consisting of (a) Permitted Indebtedness or (b) obligations that do not constitute Indebtedness;

(e) Investments in connection with Transfers permitted by Section 7.1;

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(f) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower’s board of directors; not to exceed Three Hundred Thousand Dollars ($300,000.00) in the aggregate for (i) and (ii) in any fiscal year;

(g) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

(h) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (h) shall not apply to Investments of Borrower in any Subsidiary;

(i) (A) Investments between the Borrower and any Guarantor, (B) Investments by the Borrower or any Guarantor in Subsidiaries that are not Guarantors, not to exceed Six Hundred Thousand Dollars ($600,000.00) in any fiscal year and (C) Investments by Subsidiaries that are not Guarantors in the Borrower or any Guarantor or in any other Subsidiary that is not a Guarantor;

(j) Investments in joint ventures or strategic alliances in the ordinary course of Borrower’s or any of its Subsidiary’s business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by the Borrower and its Subsidiaries in reliance on this clause (j) do not exceed Five Hundred Thousand Dollars ($500,000.00) in the aggregate in any fiscal year;

(k) Permitted Acquisitions;

(l) Investments consisting of hedging arrangements entered into by the Borrower or any of its Subsidiaries for non-speculative purposes and in an aggregate notional amount for all such hedging agreements not in excess of $250,000; and

(m) other Investments not to exceed Seventy Five Thousand Dollars ($75,000.00) during any fiscal year.

“Permitted Licenses” are (A) licenses of over-the-counter software that is commercially available to the public, and (B) non-exclusive licenses for the use of the Intellectual Property of Borrower or any of its Subsidiaries entered into in the ordinary course of business, provided, that, with respect to each such license described in clause (B), the license constitutes an arms-length transaction, the terms of which, on their face, do not provide for a sale or assignment of any Intellectual Property and do not restrict the ability of Borrower or any of its Subsidiaries, as applicable, to pledge, grant a security interest in or lien on, or assign or otherwise Transfer any Intellectual Property.

“Permitted Liens” are:

(a) Liens existing on the Effective Date and disclosed on the Perfection Certificate;

(b) Liens for Taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith by appropriate proceedings diligently conducted and for which Borrower or the applicable Subsidiary maintains adequate reserves on its books;

(c) Liens securing Indebtedness permitted under clause (e) of the definition of “Permitted Indebtedness,” provided that (i) such liens exist prior to the acquisition of, or attach substantially simultaneous with, or within sixty (60) days after the, acquisition, lease, repair, improvement or construction of, such property financed or leased by such Indebtedness and (ii) such liens do not extend to any property of Borrower or any Subsidiary thereof other than the property (and proceeds thereof) acquired, leased or built, or the improvements or repairs, financed by such Indebtedness;

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(d) Liens of carriers, warehousemen, suppliers, or other Persons that are possessory in nature arising in the ordinary course of business so long as such Liens secure liabilities which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

(e) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(f) Liens incurred in the extension, renewal or refinancing of the Indebtedness secured by Liens described in (a) and (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness may not increase (other than by an amount not to exceed the amount of (i) any accrued but unpaid interest, fees and expenses and premiums related to the Indebtedness being extended, renewed or refinanced and (ii) customary fees and expenses incurred in connection with such extension, renewal or refinancing);

(g) leases or subleases of real property granted in the ordinary course of Borrower’s or any of its Subsidiaries’ business, and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the ordinary course of Borrower’s or such Subsidiary’s business, if the leases, subleases, licenses and sublicenses granted by the Borrower or any Guarantor do not prohibit granting Collateral Agent or any Lender a security interest therein;

(h) banker’s liens, rights of setoff and Liens in favor of financial institutions incurred in the ordinary course of business arising in connection with Borrower’s or its Subsidiaries’ deposit accounts or securities accounts held at such institutions solely to secure payment of fees, costs, expenses and similar items and provided such accounts are maintained in compliance with Section 6.6(a) hereof;

(i) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 8.4 or 8.7;

(j) Permitted Licenses;

(k) cash collateral securing Indebtedness permitted by clause (c) of the definition of “Permitted Indebtedness”; provided that the aggregate amount of any such cash collateral provided to secure any letter of credit shall not exceed 105% of the face amount of such letter of credit;

(l) Liens arising from precautionary uniform commercial code financing statements filed under any lease permitted by this Agreement;

(m) Liens securing Indebtedness incurred under clause (l) of the definition of “Permitted Indebtedness” in an aggregate amount not to exceed Seven Hundred Fifty Thousand Dollars ($750,000.00) at any time;

(n) Liens securing the Obligations; and

(o) other Liens on assets (which shall not be “all assets” or “substantially all assets” of the Borrower or any Guarantor) securing Indebtedness or other obligations in an aggregate principal amount at any time outstanding not to exceed Seventy Five Thousand Dollars ($75,000.00).

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

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“PIK Interest” means interest payable in-kind by adding an amount equal to the applicable portion of the Applicable Rate of the outstanding principal amount to the then outstanding principal balance of the applicable Term Loans on a monthly basis on each Payment Date so as to increase the outstanding principal balance of such Term Loans.

“Pledge Agreement” means the Pledge Agreement dated as of the Effective Date between each Loan Party and Collateral Agent, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Prepayment Premium” is, with respect to any Term Loan subject to prepayment (including, without limitation, as a result of any refinancing, substitution or replacement) prior to the Maturity Date, whether by mandatory or voluntary prepayment, acceleration or otherwise (including, but not limited to, upon the occurrence of a bankruptcy or insolvency event (including the acceleration of claims by operation of law)), an additional fee payable to the Lenders in amount equal to:

(i) for such a prepayment made during the period commencing on the Effective Date and ending on the day immediately preceding the first anniversary of the Effective Date, three percent (3.00%) of the principal amount of such Term Loan prepaid;

(ii) for such a prepayment made during the period commencing on the first anniversary of the Effective Date and ending on the date immediately preceding the second anniversary of the Effective Date, two percent (2.00%) of the principal amount of such Term Loan prepaid; and

(iii) for such a prepayment made during the period commencing on the second anniversary of the Effective Date and ending on the day immediately preceding the Maturity Date, one percent (1.00%) of the principal amount of the Term Loans prepaid.

Notwithstanding the foregoing, the Prepayment Premium shall be zero percent (0.00%) of the principal amount of the Term Loan prepaid in the event that any such prepayment of the Term Loans (a) results from SLR or any Affiliate of SLR (in their sole and absolute discretion) refinancing the Term Loans or (b) is made, at Collateral Agent’s option, in accordance with Section 6.5.

“Projections” are the projections delivered and accepted by Collateral Agent and the Lenders on or prior to the Effective Date.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

“Pro Rata Share” is, as of any date of determination, with respect to each Lender, a percentage (expressed as a decimal, rounded to the ninth decimal place) determined by dividing the outstanding principal amount of Term Loans held by such Lender by the aggregate outstanding principal amount of all Term Loans.

“Qualified Cash” means, as of any date of determination, the amount of unrestricted cash and Cash Equivalents of Borrower and its Subsidiaries held in accounts subject to a Control Agreement in favor of Collateral Agent.

“Qualified Cash A/P Amount” means the amount of the Loan Parties’ accounts payable that have not been paid within ninety (90) days from the invoice date of the relevant account payable (other than accounts that are subject to good faith disputes as permitted herein and for which Borrower maintains adequate reserves in accordance with GAAP).

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made under the Code.

“Registration” means any registration, authorization, approval, license, permit, clearance, certificate, and exemption required by the FDA or state pharmacy licensing authorities (including, without limitation, new drug applications, abbreviated new drug applications, biologics license applications, investigational new drug applications, over-the-counter drug monograph, device pre-market approval applications, device pre-market notifications, investigational device exemptions, product recertifications, manufacturing approvals, registrations and authorizations, CE Marks, pricing and reimbursement approvals, labeling approvals or their foreign equivalent and controlled substance registrations).

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“Regulatory Action” means an administrative, regulatory, or judicial enforcement action, proceeding, investigation, FDA Form 483 notice of inspectional observation, warning letter, untitled letter, mandatory recall, seizure, Section 305 notice or other similar written communication, injunction or consent decree, issued by the FDA or a federal or state court.

“Related Persons” means, with respect to any Person, each Affiliate of such Person and each director, officer, employee, agent, trustee, representative, attorney, accountant and each insurance, environmental, legal, financial and other advisor and other consultants and agents of or to such Person or any of its Affiliates.

“Relevant Governmental Body” means the Federal Reserve Board, the Federal Reserve Bank of New York, and/or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York, or any successor thereto.

“Required Lenders” means, as of the date of determination, Lenders holding Term Loans and Term Loan Commitments representing more than 50% of the sum of the principal amount of the Term Loans and Term Loan Commitments outstanding as of such date, provided that as set forth in Section 10(c) of Exhibit B, no Non-Funding Lender shall be included in the determination of “Required Lenders”.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” is any of the President, Chief Executive Officer, or Chief Financial Officer of any Loan Party acting alone.

“Secured Parties” means the Collateral Agent and the Lenders.

“Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made under the Code.

“SOFR” means the daily Secured Overnight Financing Rate provided by the Federal Reserve Bank of New York as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

“SOFR Adjustment” means, 0.10%.

“Solvent” means, with respect to any Person, that, on a consolidated basis, (a) the fair salable value of such Person’s and its Subsidiaries’ assets (including goodwill minus disposition costs) exceeds the fair value of such Person’s and its Subsidiaries’ liabilities, (b) such Person and its Subsidiaries are not left with unreasonably small capital after giving effect to the transactions contemplated by this Agreement and the other Loan Documents, and (c) such Person and its Subsidiaries are able to pay their debts (including trade debts) as they mature in the ordinary course.

“Subsidiary” is, with respect to any Person, any Person of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled, directly or indirectly, by such Person or through one or more intermediaries. Unless the context requires otherwise, each reference to a Subsidiary herein shall be a reference to a direct or indirect Subsidiary of the Borrower.

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“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Loan Commitment” is, for any Lender, the obligation of such Lender to make a Term Loan, up to the principal amount shown on Schedule 1.1.

“Term Loan Commitments” means the aggregate amount of such commitments of all Lenders.

“Termination Date” is the date on which (i) all of the Term Loan Commitments are terminated and (ii) all Obligations (other than inchoate indemnity obligations, obligations arising under the Warrants and any other obligations which, by their terms, are to survive the termination of this Agreement) have been paid in full in cash.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower and each of its Subsidiaries connected with and symbolized by such trademarks.

“Unqualified Opinion” means an opinion on financial statements from an independent certified public accounting firm acceptable to Collateral Agent in its reasonable discretion which opinion shall not include any qualifications or any going concern limitations (except for such qualifications relating to the impending maturity of the Term Loans).

“Warrants” are (a) those certain Warrants to Purchase Stock dated on or after the Effective Date issued by Borrower in favor of each Lender (or any Affiliate of such Lender), as amended on the Amendment No. 2 Effective Date and as further amended on the Amendment No. 3 Effective Date, and (b) any other warrants issued by Borrower in favor of any Lender, in each case as amended, amended and restated, supplemented or otherwise modified from time to time.

“Wholly-Owned Subsidiary” of any Person means a Subsidiary of such Person, all of the equity interests of which (other than directors’ qualifying shares or nominee or other similar shares required pursuant to applicable law) are owned by such Person or any other Wholly-Owned Subsidiary of such Person.

2. LOANS AND TERMS OF PAYMENT

2.1 Promise to Pay. Borrower hereby unconditionally promises to pay each Lender, the outstanding principal amount of all Term Loans advanced to Borrower by such Lender and accrued and unpaid interest thereon and any other amounts due hereunder as and when due in accordance with this Agreement.

2.2 Term Loans.

(a) Availability. Subject to the satisfaction (or waiver in accordance with the terms hereof) of the conditions precedent contained in Sections 3.1 and 3.2, the Lenders agree, severally and not jointly, to make term loans to Borrower on the Effective Date in an aggregate principal amount of One Hundred Million Dollars ($100,000,000.00) according to each Lender’s Term Loan Commitment for the Term A Loan as set forth on Schedule 1.1 hereto (such term loans referred to herein singly as a “Term A Loan”, and collectively as the “Term A Loans”). After repayment, no Term A Loan may be re-borrowed.

(b) Repayment. Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on each successive Payment Date thereafter through and including the Payment Date immediately preceding the Amortization Date (or, if there is no Amortization Date pursuant to the definition thereof, the Maturity Date), with such interest payments being made to the Collateral Agent for the benefit of the Lenders (or, if there are only one (1) or two (2) Lenders, Borrower shall make such payments directly to such Lenders) in accordance with their respective Pro Rata Shares, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon the effective rate of interest applicable to the Term Loan, as determined in Section 2.3(a). Commencing on the Amortization Date (if any),

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and continuing on each successive Payment Date thereafter, Borrower shall (i) make monthly payments of interest, to Collateral Agent for the benefit of the Lenders (or, if there are only one (1) or two (2) Lenders, Borrower shall make payment directly to such Lenders) in accordance with their respective Pro Rata Shares, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon the effective rate of interest applicable to the Term Loan, as determined in Section 2.3(a) and (ii) make consecutive equal monthly payments of principal to Collateral Agent for the benefit of the Lenders (or, if there are only one (1) or two (2) Lenders, Borrower shall make payment directly to such Lenders) in accordance with their respective Pro Rata Shares, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (A) the respective principal amounts of such Lender’s Term Loans outstanding as of the Amortization Date, and (B) a repayment schedule equal to the remaining months from the Amortization Date through the Maturity Date. All unpaid principal and accrued and unpaid interest with respect to each such Term Loan is due and payable in full on the Maturity Date. The Term Loans may only be prepaid in accordance with Sections 2.2(c), 2.2(d) or 6.5.

(c) Mandatory Prepayments. If the Term Loans are accelerated in accordance with Section 9.1(a) prior to the Maturity Date, Borrower shall immediately pay to Lenders, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of: (i) all outstanding principal (including any PIK Interest) of the Term Loans plus accrued and unpaid interest thereon, (ii) any fees due and payable under the Fee Letter by reason of such payment, (iii) the Prepayment Premium plus (iv) all other Obligations that are due and payable, including any Lenders’ Expenses and any interest (if any) at the Default Rate to the extent imposed in accordance with Section 2.3(b) below. Notwithstanding (but without duplication of) the foregoing, on the Maturity Date, if any fees that become due and payable under the Fee Letter by reason of such acceleration have not previously been paid in full in connection with such acceleration, Borrower shall pay such fees to Collateral Agent for the benefit of the Lenders (or, if there is only one (1) or two (2) Lenders, Borrower shall make such payment directly to such Lenders), to the extent imposed in accordance with the Fee Letter. For the avoidance of doubt, the Prepayment Premium shall also be payable in the event the Term Loans are satisfied or released by a foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means prior to the Maturity Date. THE BORROWER AND GUARANTOR EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREPAYMENT PREMIUM IN CONNECTION WITH ANY SUCH ACCELERATION.

(d) Permitted Prepayment of Term Loans and Termination of Term Loan Commitments. Borrower shall have the option to (a) prepay all, but not less than all of the outstanding principal balance of the Term Loans advanced by the Lenders under this Agreement and (b) terminate all, but not less than all of the outstanding Term Loan Commitments, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the Term Loans and terminate the Term Loan Commitments at least five (5) Business Days prior to such prepayment and termination, and (ii) pays to the Lenders on the date of such prepayment, payable to Collateral Agent for the benefit of the Lenders (or, if there are only one (1) or two (2) Lenders, Borrower shall make payment directly to such Lenders) in accordance with their respective Pro Rata Shares, an amount equal to the sum of (A) the outstanding principal (including any PIK Interest) of the Term Loans plus accrued and unpaid interest thereon through (but not including) the prepayment date, (B) any fees payable under Fee Letter by reason of such prepayment, (C) the Prepayment Premium plus (D) all other Obligations that are due and payable on such prepayment date, including any Lenders’ Expenses and interest (if any) at the Default Rate to the extent imposed in accordance with Section 2.3(b) below; provided that, if such notice of prepayment and termination indicates that any such prepayment is to be funded with the proceeds of a refinancing and/or any such termination is conditioned on the closing of such refinancing, such notice may be revoked or delayed if the financing is not consummated on or prior to the effective date of such prepayment and termination.

2.3 Payment of Interest on the Term Loans.

(a) Interest Rate. Subject to Section 2.3(b), the principal amount outstanding (including any PIK Interest) under the Term Loans shall accrue interest at a floating per annum rate equal to the Applicable Rate in effect from time to time, which aggregate interest rate shall be determined by Collateral Agent on the third Business Day prior to the Funding Date of the applicable Term Loan and on the date occurring on the first Business Day of each month commencing thereafter (it being understood and agreed that the Applicable Rate as so determined on the Effective Date or on the first Business Day of each month commencing thereafter shall be effective from and after

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such date of determination until the first Business Day of the month commencing immediately after such determination), which interest shall be payable monthly in arrears in accordance with Sections 2.2(b) and 2.3(e). In order to elect to pay PIK Interest, Borrower must deliver to the Collateral Agent on or before the twentieth (20th) day of the month prior to the applicable Payment Date, a notice executed by an authorized officer of Borrower indicating its choice to pay such interest in-kind. All PIK Interest shall be payable when the principal amount of the Term Loans are payable in accordance with Sections 2.2(b) and 2.2(c) and on which principal amount interest shall be owed pursuant to this Section 2.3. Such interest shall accrue on the outstanding principal amount of each Term Loan, during the period commencing on, and including, the Funding Date of such Term Loan, and ending on but not including, the day on which such Term Loan is paid in full (or any payment is made hereunder).

(b) Default Rate. Unless otherwise agreed by the Required Lenders, immediately upon the occurrence and during the continuance of an Event of Default, all overdue Obligations shall accrue interest at a fixed per annum rate equal to the rate that is otherwise applicable thereto plus five percentage points (5.00%) (the “Default Rate”). Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Collateral Agent.

(c) 360-Day Year. Interest shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

(d) PIK Interest Warrants. On each Payment Date, Borrower shall issue to each Lender duly executed Warrants in accordance with and to the extent required by the terms of the Fee Letter.

(e) Payments. Except as otherwise expressly provided herein, all payments by any Loan Party under the Loan Documents shall be made to Collateral Agent for the benefit of the Lenders (or, if there are only one (1) or two (2) Lenders, Borrower shall make payment directly to such Lenders), at such Person’s office in immediately available funds on the date specified herein. Unless otherwise provided, interest is payable monthly on each Payment Date. Payments of principal and/or interest received after 2:00 p.m. New York time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest, as applicable, shall continue to accrue until paid. All payments to be made by any Loan Party hereunder or under any other Loan Document, including payments of principal and interest, and all fees, expenses, indemnities and reimbursements, shall be made without set-off, recoupment or counterclaim, in lawful money of the United States and in immediately available funds. Collateral Agent may at its discretion and with prior notice of at least three (3) Business Days, initiate debit entries to the Borrower’s account as authorized on the ACH Letter (i) on each payment date of all Obligations then due and owing and (ii) at any time any payment due and owing with respect to Lenders’ Expenses.

2.4 Fees. The Borrower shall pay to Collateral Agent and/or the applicable Lenders (as applicable) the following fees, which shall be deemed fully earned and non-refundable upon payment:

(a) Fee Letter. When due and payable under the terms of the Fee Letter, to Collateral Agent and each applicable Lender, as applicable, the fees set forth in the Fee Letter.

(b) Prepayment Premium. Any applicable Prepayment Premium, if and when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares. Borrower expressly agrees (to the fullest extent that each may lawfully do so) that: (i) the Prepayment Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (ii) the Prepayment Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (iii) there has been a course of conduct between Collateral Agent, Lenders and Borrower giving specific consideration in this transaction for such agreement to pay the Prepayment Premium and (iv) Borrower shall be estopped hereafter from claiming differently than as agreed to in this paragraph. Borrower expressly acknowledges that its agreement to pay any applicable Prepayment Premium to Lenders if and when due as herein described is a material inducement to Lenders to provide the Term Loan Commitments and make the Term Loans.

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(c) Lenders’ Expenses. All Lenders’ Expenses incurred through the Effective Date to the extent invoiced prior to the Effective Date and thereafter within five days following receipt of the corresponding invoice(s).

2.5 Taxes; Increased Costs. Each Loan Party, Collateral Agent and the Lenders each hereby agree to the terms and conditions set forth on Exhibit I attached hereto.

2.6 Secured Promissory Notes. If requested by a Lender, the Term Loans shall be evidenced by a Secured Promissory Note or Notes in the form attached as Exhibit G hereto (each a “Secured Promissory Note”), and shall be repayable as set forth in this Agreement. Borrower irrevocably authorizes each Lender to make or cause to be made, on or about the Funding Date of any Term Loan or at the time of receipt of any payment of principal on such Lender’s Secured Promissory Note, an appropriate notation on such Lender’s Secured Promissory Note record reflecting the making of such Term Loan or (as the case may be) the receipt of such payment. The outstanding amount of each Term Loan set forth on such Lender’s Secured Promissory Note record shall be, absent manifest error, prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender’s Secured Promissory Note record shall not limit or otherwise affect the obligations of Borrower under any Secured Promissory Note or any other Loan Document to make payments of principal of or interest on any Secured Promissory Note when due. Upon receipt of an affidavit of an officer of a Lender as to the loss, theft, destruction, or mutilation of its Secured Promissory Note, Borrower shall issue, in lieu thereof, a replacement Secured Promissory Note in the same principal amount thereof and of like tenor.

3. CONDITIONS OF LOANS

3.1 Conditions Precedent to Initial Term Loan. Each Lender’s obligation to make a Term A Loan on the Effective Date is subject to the condition precedent that Collateral Agent and each Lender shall have received, in form and substance reasonably satisfactory to Collateral Agent and each Lender the following:

(a) copies of the Loan Documents, each duly executed by Borrower and each Guarantor, as applicable;

(b) duly executed Warrants (substantially consistent with the form of Warrant attached hereto as Exhibit H), each dated as of the Effective Date, and exercisable for a total number of shares of Common Stock (as defined in the Warrants) in the aggregate equal to the quotient derived by dividing (i) 1.5% times the aggregate principal amount of the Term A Loans funded by the Lenders by (ii) the applicable Warrant Price (as defined in such Warrants), rounded to the nearest whole share;

(c) copies of duly executed Control Agreements with respect to any Collateral Accounts maintained by Borrower or any Guarantor;

(d) a completed Perfection Certificate for Borrower and each Guarantor;

(e) the Operating Documents and good standing certificates of Borrower and the Guarantors certified by the Secretary of State (or equivalent agency) of Borrower’s and such Guarantors’ jurisdiction of organization or formation and each jurisdiction in which Borrower is qualified to conduct business (except where the failure to be so qualified would not result in a Material Adverse Change), each, as of a date no earlier than thirty (30) days prior to the Effective Date;

(f) a certificate of Borrower and each Guarantor in substantially the form of Exhibit E hereto executed by the Secretary (or other authorized officer) of Borrower and each Guarantor with appropriate insertions and attachments, including with respect to (i) the Operating Documents of Borrower (which Certificate of Incorporation (or equivalent Operating Document) of Borrower and each Guarantor shall be certified by the Secretary of State (or equivalent agency) of such entity’s jurisdiction of organization) and (ii) the resolutions adopted by Borrower’s and each Guarantor’s board of directors or other governing body for the purpose of approving the transactions contemplated by the Loan Documents;

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(g) certified copies, dated as of date no earlier than thirty (30) days prior to the Effective Date, of financing statement searches, as Collateral Agent shall request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Term Loan, will be terminated or released;

(h) a customary legal opinion of counsel to Borrower and each Guarantor dated the Effective Date;

(i) evidence satisfactory to Collateral Agent and the Lenders that the insurance policies required by Section 6.5 hereof are in full force and effect, together with appropriate evidence showing loss payable and/or additional insured clauses or endorsements in favor of Collateral Agent, for the ratable benefit of the Secured Parties;

(j) a customary payoff letter of Canadian Imperial Bank of Commerce in respect of the Existing Credit Facilities; and

(k) concurrently with the funding of the Term A Loan, payment of (i) the fees payable on the Effective Date under the terms of the Fee Letter and (ii) Lender Expenses to the extent an invoice thereof has been provided to the Borrower on or prior to the Business Day immediately preceding the Effective Date.

3.2 Conditions Precedent to all Term Loans. The obligation of each Lender to extend each Term Loan, including the initial Term Loan, is subject to the following conditions precedent:

(a) receipt by Collateral Agent of an executed Loan Payment Request Form in the form of Exhibit C attached hereto;

(b) the representations and warranties in Section 5 hereof shall be true and correct in all material respects on the Funding Date of each Term Loan; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects as of such date;

(c) there has not been any Material Adverse Change;

(d) [reserved];

(e) no Event of Default or an event that with the passage of time could result in an Event of Default, shall exist; and

(f) payment of the fees and Lenders’ Expenses then due as specified in Section 2.4 hereof (including payment of the fees then due and payable under the terms of the Fee Letter).

3.3 Covenant to Deliver. Each Loan Party agrees to deliver to Collateral Agent and the Lenders each item required to be delivered to Collateral Agent under this Agreement as a condition precedent to any Term Loan. Each Loan Party expressly agrees that a Term Loan made prior to the receipt by Collateral Agent or any Lender of any such item shall not constitute a waiver by Collateral Agent or any Lender of any Loan Party’s obligation to deliver such item, and any such Term Loan in the absence of a required item shall be made in each Lender’s sole discretion.

3.4 Procedures for Borrowing After the Effective Date. Subject to the prior or concurrent satisfaction of all other applicable conditions to the making of a Term Loan after the Effective Date set forth in Sections 2.2(a)(ii)(A), 3.2 and 3.3, to obtain a Term Loan (other than the Term Loan funded on the Effective Date), Borrower shall notify the Lenders (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 12:00 noon New York time three (3) Business Days prior to the date the applicable Term Loan is to be made. Together with any such electronic, facsimile or telephonic notification, Borrower shall deliver to Collateral Agent by electronic mail or facsimile a completed Loan Payment Request Form executed by a Responsible Officer or his or her designee. The Collateral Agent may rely on any telephone notice given by a person whom Collateral Agent reasonably believes is a Responsible Officer or designee.

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3.5 Post-Closing Obligations. Notwithstanding any provision herein or in any other Loan Document to the contrary, to the extent not actually delivered on or prior to the Effective Date, each applicable Loan Party shall:

(a) no later than March 20, 2022 (or such later date as may be agreed by the Collateral Agent in its sole discretion), deliver insurance endorsements required pursuant to Section 6.5;

(b) no later than April 4, 2022 (or such later date as may be agreed by the Collateral Agent in its sole discretion), deliver landlord waivers with respect to the Loan Parties’ locations at (i) 100 Domain Drive, Exeter, NH 08833, (ii) Newroads Distribution 251 Calef Highway, Lee NH 03861 and (iii) 18 Independence Drive, Devens, MA 01434;

(c) no later than April 4, 2022 (or such later date as may be agreed by the Collateral Agent in its sole discretion), enter into Control Agreements with respect to Collateral Accounts of HGE and Vapotherm Services maintained at Bank of America, N.A and the Collateral Accounts of the Borrower maintained at American Express Bank; provided that prior to the execution of Control Agreements with respect to such Collateral Accounts the amounts in such accounts shall not exceed One Million Dollars ($1,000,000.00) in the aggregate at any one time;

(d) no later than March 20, 2022 (or such later date as may be agreed by the Collateral Agent in its sole discretion) cause the trademarks owned by Pulmonary Care Innovations, PLLC to be transferred to a Loan Party; and

(e) no later than February 28, 2022 (or such later date as may be agreed by the Collateral Agent in its sole discretion) cause the original stock certificate and stock power of Solus Medical Limited to be delivered to the Collateral Agent.

4. CREATION OF SECURITY INTEREST

4.1 Grant of Security Interest. Each Loan Party hereby grants Collateral Agent, for the ratable benefit of the Secured Parties, to secure the payment and performance when due in full of all of the Obligations, a continuing first priority (subject, in respect of priority, to Permitted Liens that, under applicable law, have priority over Collateral Agent’s Lien) security interest in, and pledges to Collateral Agent, for the ratable benefit of the Secured Parties, such Loan Party’s right, title and interest in and to the Collateral of such Loan Party, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products and supporting obligations (as defined in the Code) in respect thereof. If a Loan Party shall acquire any commercial tort claim (as defined in the Code) for claims in excess of One Hundred Fifty Thousand Dollars ($150,000.00), such Loan Party shall grant to Collateral Agent, for the ratable benefit of the Secured Parties, a first priority security interest (subject, in respect of priority, to Permitted Liens that, under applicable law, have priority over Collateral Agent’s Lien) therein and in the proceeds and products and supporting obligations (as defined in the Code) thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Collateral Agent.

On the Termination Date, Collateral Agent shall, at the sole cost and expense of Borrower, release its Liens in the Collateral. In addition, in the event that any Collateral is disposed of in accordance with Section 7.1 (other than a disposition to the Borrower or a Guarantor), Collateral Agent shall, at the time of such disposition and at the sole cost and expense of Borrower, release its Liens in such Collateral.

4.2 Authorization to File Financing Statements. Borrower and each Guarantor hereby authorize Collateral Agent to file financing statements or take any other action required to perfect Collateral Agent’s security interests in the Collateral (held for the ratable benefit of the Secured Parties), without notice to any Loan Party, with all appropriate jurisdictions to perfect or protect Collateral Agent’s interest or rights under the Loan Documents. Such financing statements may include an indication that the financing statement covers “all assets or all personal property” of such Loan Party in accordance with Section 9-504 of the Code.

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5. REPRESENTATIONS AND WARRANTIES

Each Loan Party represents and warrants to Collateral Agent and the Lenders as follows:

5.1 Due Organization, Authorization: Power and Authority. Borrower and each of its Subsidiaries is duly existing and in good standing in its jurisdictions of organization or formation and Borrower and each of its Subsidiaries is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its businesses or its ownership of property requires that it be so qualified, except where the failure to do so could not reasonably be expected to have a Material Adverse Change. In connection with the execution of this Agreement, Borrower and each Guarantor has delivered to Collateral Agent a completed perfection on the Effective Date (each a “Perfection Certificate” and collectively, the “Perfection Certificates”). Each Loan Party represents and warrants that, (a) as of the Effective Date, all the information set forth on the Perfection Certificates delivered on the Effective Date pertaining to Borrower and each Guarantor is accurate and complete other than any immaterial ministerial information and (b) as of the date any financial statements specified in Section 6.2(a)(i) are delivered to the Collateral Agent for the months of March, June, September and December, all the information set forth on the Perfection Certificates delivered on such date pertaining to Borrower and each Guarantor is accurate and complete other than any immaterial ministerial information.

The execution, delivery and performance by Borrower and each of its Subsidiaries of the Loan Documents to which it is, or they are, a party have been duly authorized, and do not (i) conflict with any of Borrower’s or such Subsidiaries’ organizational documents, including its respective Operating Documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law applicable thereto, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or such Subsidiary, or any of their property or assets may be bound or affected where such contravention, conflict or violation would materially and adversely effect the Borrower’s or such Subsidiaries obligations hereunder, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except (a) for any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority which have already been made or obtained and are in full force and effect or (b) any filings or recordings with respect to perfecting the Liens granted to the Collateral Agent under the Loan Documents), or (v) constitute an event of default under any Material Agreement by which Borrower, any of its Subsidiaries or any of their respective properties, is bound. Neither Borrower nor any of its Subsidiaries is in default under any agreement to which it is a party or by which it or any of its assets is bound in which such default could reasonably be expected to have a Material Adverse Change.

5.2 Collateral.

(a) Borrower and each Guarantor have good title to, have rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien under the Loan Documents, free and clear of any and all Liens except Permitted Liens, and neither Borrower nor any Guarantor has any Collateral Account that would violate the terms and provisions of Section 6.6.

(b) The security interest granted herein is and shall at all times continue to be a first priority (subject, in respect of priority, to Permitted Liens that, under applicable law, have priority over Collateral Agent’s Lien) perfected security interest in the Collateral, except to the extent perfection thereof is expressly not required pursuant to the terms of the Loan Documents; provided that (subject to Permitted Liens) no other party shall have a perfected security interest in such Collateral.

(c) On the Effective Date, and except as disclosed on the Perfection Certificate (i) the Collateral is not in the possession of any third party bailee, and (ii) no such third party bailee possesses components of the Collateral in excess of Five Hundred Thousand Dollars ($500,000.00).

(d) All Inventory and Equipment is in all material respects of good and marketable quality, free from material defects.

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(e) Borrower and each of its Subsidiaries is the sole owner of the Intellectual Property each respectively purports to own, free and clear of all Liens other than Permitted Liens.

(f) To the Knowledge of the Loan Parties, none of Borrower or any of its Subsidiaries has used any software or other materials that are subject to an open-source or similar license (including the General Public License, Lesser General Public License, Mozilla Public License, or Affero License) (collectively, “Open Source Licenses”) in a manner that would cause any software or other materials owned by any Loan Party or used in any Loan Party’s products to have to be (i) distributed to third parties at no charge or a minimal charge, (ii) licensed to third parties for the purpose of creating modifications or derivative works or (iii) subject to the terms of such Open Source License.

5.3 Litigation. Except as disclosed on the Perfection Certificate or pursuant to Section 6.2(a)(xviii), there are no actions, suits, investigations, or proceedings pending or, to the Knowledge of the Responsible Officers, threatened in writing by or against Borrower or any of its Subsidiaries involving more than Five Hundred Thousand Dollars ($500,000.00).

5.4 No Material Adverse Change; Financial Statements. All consolidated financial statements for Borrower and its consolidated Subsidiaries, delivered to Collateral Agent fairly present, in conformity with GAAP, and in all material respects the consolidated financial condition of Borrower and its consolidated Subsidiaries, and the consolidated results of operations of Borrower and its consolidated Subsidiaries. Since December 31, 2020, there has not been a Material Adverse Change.

5.5 Solvency. Borrower is Solvent. Borrower and each of its Subsidiaries, when taken as a whole, are Solvent.

5.6 Regulatory Compliance. Neither Borrower nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Neither Borrower nor any of its Subsidiaries is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower and each of its Subsidiaries has complied in all respects with the Federal Fair Labor Standards Act, except to the extent such non-compliance could not reasonably be expected to have a Material Adverse Change. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Neither Borrower nor any of its Subsidiaries has violated any laws, ordinances or rules, the violation of which could reasonably be expected to have a Material Adverse Change. Neither Borrower’s nor any of its Subsidiaries’ owned real properties or assets have been used by Borrower or such Subsidiary or, to any Loan Party’s Knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with applicable laws. Borrower and each of its Subsidiaries has obtained all material consents, approvals and authorizations of, made all material declarations or filings with, and given all material notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

None of Borrower, any of its Subsidiaries, or to the knowledge of any Responsible Officer of the Borrower, any of Borrower’s or its Subsidiaries’ controlled Affiliates or any of their respective agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti-Terrorism Law, (ii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, or (iii) is a Blocked Person. None of Borrower, any of its Subsidiaries, or to the Knowledge of the Borrower, any of Borrower’s or its Subsidiaries’ controlled Affiliates or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law.

5.7 Investments. Neither Borrower nor any of its Subsidiaries owns any stock, shares, partnership interests or other equity securities except for Permitted Investments.

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5.8 Tax Returns and Payments; Pension Contributions. Borrower and each of its Subsidiaries have timely filed all required Tax returns and reports, and Borrower and each of its Subsidiaries, have timely paid all foreign, federal and state, and all material local, Taxes owed by Borrower and such Subsidiaries in an amount greater than Two Hundred Thousand Dollars ($200,000.00), in all jurisdictions in which Borrower or any such Subsidiary is subject to Taxes, including the United States, unless such Taxes are being contested in accordance with the next sentence. Borrower and each of its Subsidiaries, may defer payment of any contested Taxes, provided that Borrower or such Subsidiary, (a) in good faith contests its obligation to pay the Taxes by appropriate proceedings promptly and diligently instituted and conducted; and (b) maintains adequate reserves or other appropriate provisions on its books in accordance with GAAP. Neither Borrower nor any of its Subsidiaries has knowledge of any claims or adjustments proposed for any of Borrower’s or such Subsidiaries’ prior Tax years which could result in additional Taxes becoming due and payable by Borrower or its Subsidiaries. Borrower and each of its Subsidiaries has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and neither Borrower nor any of its Subsidiaries has, withdrawn from participation in, has permitted partial or complete termination of, or has permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any material liability of Borrower or its Subsidiaries, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other Governmental Authority.

5.9 Use of Proceeds. Borrower shall use the proceeds of the Term Loans to repay the Existing Credit Facilities, to finance working capital and for general corporate purposes, and not for personal, family, household or agricultural purposes.

5.10 Full Disclosure. No written representation, warranty or other statement of Borrower or any of its Subsidiaries in any certificate or written statement, when taken as a whole, given to Collateral Agent or any Lender, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to Collateral Agent or any Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized that projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

6. AFFIRMATIVE COVENANTS

Until the Termination Date, Borrower shall, and shall cause each of its Subsidiaries to, do all of the following:

6.1 Government Compliance.

(a) Other than specifically permitted hereunder, maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of organization and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Change. Comply with all laws, ordinances and regulations to which Borrower or any of its Subsidiaries is subject, the noncompliance with which could reasonably be expected to have a Material Adverse Change.

(b) Obtain and keep in full force and effect, all of the material Governmental Approvals necessary for the performance by Borrower and its Subsidiaries of their respective businesses and obligations under the Loan Documents and the grant of a security interest to Collateral Agent for the ratable benefit of the Secured Parties, in all of the Collateral.

6.2 Financial Statements, Reports, Certificates; Notices.

(a) Deliver to Collateral Agent and each Lender:

(i) no later than thirty (30) days after the last day of each month, a company-prepared consolidated balance sheet and income statement of the Borrower and its consolidated Subsidiaries for such month certified by a Responsible Officer and in a form reasonably acceptable to the Collateral Agent;

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(ii) as soon as available, but no later than ninety (90) days after the last day of Borrower’s fiscal year or within five (5) days of filing of the same with the SEC, audited consolidated financial statements covering the consolidated operations of Borrower and its consolidated Subsidiaries for such fiscal year, prepared under GAAP, consistently applied, together with an Unqualified Opinion on the financial statements;

(iii) after approval thereof by Borrower’s board of directors, but no later than the earlier of (x) ten (10) days’ after such approval and (y) each December 15 of the immediately preceding year, Borrower’s annual financial projections for the entire upcoming fiscal year as approved by Borrower’s board of directors; provided that, any revisions to such projections approved by Borrower’s board of directors shall be delivered to Collateral Agent and the Lenders no later than seven (7) days after such approval;

(iv) within five (5) days of delivery, copies of all non-ministerial statements, reports and notices made available to Borrower’s security holders (other than materials provided to members of the Borrower’s board of directors solely in their capacities as security holder and other than materials subject to confidentiality arrangements which preclude the Borrower to so deliver any such materials);

(v) within five (5) days of filing, all reports of the Borrower on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; provided that documents required to be delivered pursuant to this Section 6.2(a)(v) shall be deemed to have been delivered on the date on which such documents are posted at www.sec.gov; provided that the Borrower shall notify the Collateral Agent (which may be by email) each time any information is delivered by posting thereto;

(vi) prompt notice (and in any event within five (5) Business Days) of any amendments of or other changes to the respective Operating Documents of Borrower or any of the Guarantors, in each case together with any copies reflecting such amendments or changes with respect thereto;

(vii) no later than thirty (30) days after the last day of each month, copies of the month-end account statements for each Collateral Account maintained by Borrower or any Guarantor, which statements may be provided to Collateral Agent and each Lender by any Loan Party or directly from the applicable institution(s);

(viii) prompt delivery of (and in any event within five (5) days after the same are sent or received) copies of all material correspondence, reports, documents and other filings with any Governmental Authority that could reasonably be expected to have a material adverse effect on any of the Governmental Approvals material to any Loan Party’s business or that otherwise could reasonably be expected to have a Material Adverse Change;

(ix) prompt notice (and in any event, with respect to clause (A), within five (5) Business Days) of any event that (A) could reasonably be expected to materially and adversely affect the value of the Intellectual Property or (B) could reasonably be expected to result in a Material Adverse Change;

(x) written notice delivered at least ten (10) days’ (or such shorter period agreed to by the Collateral Agent) prior to any Loan Party’s creation of a New Subsidiary in accordance with the terms of Section 6.10);

(xi) written notice delivered at least thirty (30) days’ (or such shorter period agreed to by the Collateral Agent) prior to Borrower’s or any Guarantor’s (A) adding any new offices or business locations, including warehouses (unless such new offices or business locations contain less than Five Hundred Thousand Dollars ($500,000.00) in assets or property of Borrower or any of the Guarantors), (B) changing its respective jurisdiction of organization, (C) changing its organizational structure or type, (D) changing its respective legal name, or (E) changing any organizational number(s) (if any) assigned by its respective jurisdiction of organization;

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(xii) upon any Loan Party becoming aware of the existence of any Event of Default or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, prompt (and in any event within three (3) Business Days) written notice of such occurrence, which such notice shall include a reasonably detailed description of such Event of Default or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, and Borrower’s proposal regarding how to cure such Event of Default or event;

(xiii) prompt (and in any event within three (3) Business Days) notice if Borrower or any Subsidiary of Borrower has Knowledge that Borrower, or any Subsidiary or controlled Affiliate of Borrower, is listed on the OFAC Lists or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering;

(xiv) concurrently with the delivery of any updated Perfection Certificate pursuant to Section 6.2(c), written notice of any commercial tort claim (as defined in the Code) or letter of credit rights (as defined in the Code) held by Borrower or any Guarantor and not previously disclosed to the Collateral Agent, in each case in an amount greater than One Hundred and Fifty Thousand Dollars ($150,000.00), and of the general details thereof;

(xv) if Borrower or any Guarantor is not now a Registered Organization but later becomes one, written notice of such occurrence and information regarding such Person’s organizational identification number within seven (7) Business Days of receiving such organizational identification number;

(xvi) prompt (and in any event within three (3) Business Days) delivery of copies of any Material Agreement or any material amendment to, material modification of, termination of or material waiver under any Material Agreement;

(xvii) written notice delivered within ten (10) days of any Key Person ceasing to be actively engaged in the management of Borrower;

(xviii) prompt (and in any event within 10 days) written notice of any litigation or governmental proceedings pending or, to the knowledge of the Responsible Officers, threatened (in writing) against Borrower or any of its Subsidiaries, which could reasonably be expected to result in damages or costs to Borrower or any of its Subsidiaries of more than Five Hundred Thousand Dollars ($500,000.00);

(xix) prompt (and in any event within 10 days) written notice of all returns, recoveries, disputes and claims regarding Inventory that involve more than Six Hundred Thousand Dollars ($600,000.00) individually or in the aggregate in any calendar year; and

(xx) other information relating to the Borrower and its Subsidiaries as reasonably requested by Collateral Agent or any Lender; provided, that neither the Borrower nor any of its Subsidiaries will, pursuant to this Section 6.2(a)(xx) or Sections 6.2(d) or 6.8, be required to disclose or permit the inspection or discussion of, any document, information or other matter (A) except to the extent reasonably necessary in order to realize upon any of the Collateral as part of an exercise of remedies under this Agreement or the other Loan Documents following the occurrence and during the continuance of an Event of Default, information constituting material trade secrets to the extent not materially relevant to the credit analysis of the Borrower and its Subsidiaries and to the extent the disclosure of such trade secrets would be materially harmful to the business of the Borrower and its Subsidiaries, or (B) that is subject to attorney-client privilege (or similar legally-recognized privilege that would be lost by virtue of such disclosure to the Collateral Agent and Lenders) or constitutes attorney work product.

(b) Concurrently with the delivery of the financial statements specified in Section 6.2(a) above but no later than thirty (30) days after the last day of each month, deliver to Collateral Agent and each Lender:

(i) a duly completed Compliance Certificate signed by a Responsible Officer;

(ii) copies of any material Governmental Approvals obtained by Borrower or any of its Subsidiaries during such month; and

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(iii) written notice of the commencement of, and any material development in, the proceedings contemplated by Section 5.8(a) during such month.

(c) Concurrently with the delivery of the financial statements specified in Section 6.2(a) above for March, June, September and December but no later than thirty (30) days after the last day of each such month, deliver to the Collateral Agent an updated Perfection Certificate to reflect any amendments, modifications and updates, if any, to in the information set forth in the Perfection Certificate after the Effective Date.

(d) Keep proper, complete and true books of record and account in accordance with GAAP in all material respects. Borrower shall, and shall cause each of its Subsidiaries to, allow, at the sole cost of Borrower, Collateral Agent or any Lender, during regular business hours upon reasonable prior notice (provided that no notice shall be required when an Event of Default has occurred and is continuing), to visit and inspect any of its properties, to examine and make abstracts or copies from any of its books and records, and to conduct a collateral audit and analysis of its operations and the Collateral. Such audits shall be conducted no more often than twice every year unless (and more frequently if) an Event of Default has occurred and is continuing.

6.3 Inventory; Returns. Keep all Inventory in good and marketable condition in all material respects, free from material defects. Returns and allowances between Borrower, or any of its Subsidiaries, as applicable, and their respective Account Debtors shall follow in all material respects Borrower’s, or such Subsidiary’s, customary practices in the ordinary course of business.

6.4 Taxes; Pensions. Timely file and require each of its Subsidiaries to timely file, all required Tax returns and reports and timely pay, and require each of its Subsidiaries to timely pay, all foreign, federal and state Taxes, and all material local Taxes, assessments, deposits and contributions owed by Borrower or its Subsidiaries, except as otherwise permitted pursuant to the terms of Section 5.8 hereof; deliver to Collateral Agent and the Lenders, on demand, appropriate certificates attesting to such payments; and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with the terms of such plans.

6.5 Insurance. Keep Borrower’s and its Subsidiaries’ business and the Collateral insured for risks and in amounts standard for companies in Borrower’s and its Subsidiaries’ industry and location. Insurance policies shall be in a form, with companies, and in amounts that are customary for companies in Borrower’s and its Subsidiary industry and location. All property policies shall have a lender’s loss payable endorsement showing Collateral Agent as lender loss payee or shall have an endorsement that recognizes the Collateral Agent as a lender loss payee if required by a written contract and such property policies shall waive subrogation against Collateral Agent. All liability policies shall show, or have endorsements showing, Collateral Agent (for the ratable benefit of the Secured Parties), as additional insured, or shall have an endorsement that recognizes the Collateral Agent (for the ratable benefit of the Secured Parties) as additional insured if required by a written contract. The Collateral Agent shall be named as lender loss payee and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Collateral Agent, that it will give the Collateral Agent thirty (30) days (ten (10) days for non-payment of premiums) prior written notice before any such policy or policies shall be materially altered in a manner adverse to the Borrower and its Subsidiaries or canceled; provided that in the event such provider does not agree to give notice of material alteration, Borrower shall give Collateral Agent such 30 days’ prior notice. At Collateral Agent’s request, Borrower shall deliver to the Collateral Agent certified copies of policies and evidence of all premium payments. Subject to the immediately preceding sentence, proceeds payable under any policy shall, at Collateral Agent’s option, be payable to Collateral Agent, for the ratable benefit of the Secured Parties, on account of the then-outstanding Obligations. Notwithstanding the foregoing, (a) so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy within one hundred and eighty (180) days of receipt thereof (as may be extended by one hundred and eighty (180) days if a binding commitment has been entered into for the application thereof), toward the replacement or repair of destroyed or damaged property; provided that any such replacement or repaired property shall, to the extent such destroyed or damaged property constituted Collateral, be deemed Collateral in which Collateral Agent has been granted a first priority (subject, in respect of priority, to Permitted Liens that, under applicable law, have priority over Collateral Agent’s Lien) security interest, and (b) after the occurrence and during the continuance of an Event of Default, all proceeds payable under such casualty policy shall, at the option of Collateral Agent, be payable to Collateral Agent, for the ratable benefit of the Lenders, on account of the Obligations. If Borrower or any of its Subsidiaries fails to obtain insurance as required under this Section 6.5 or to pay any premium or other amounts due and payable with respect to such insurance, Collateral Agent and/or any Lender may (but has no obligation to do so), at Borrower’s expense, make all or part of such payment or obtain such insurance policies required in this Section 6.5, and take any action under the policies Collateral Agent or such Lender deems prudent.

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6.6 Operating Accounts.

(a) Maintain Borrower’s and Guarantors Collateral Accounts with depositary institutions that have agreed to execute Control Agreements in favor of Collateral Agent with respect to such Collateral Accounts. The provisions of the previous sentence shall not apply to Deposit Accounts, Securities Accounts and/or Commodities Accounts (w) that only contain cash collateral securing letters of credit, in each case, to the extent permitted by clause (k) of the definition of “Permitted Liens”, (x) exclusively used for payroll, (y) exclusively used for payroll Taxes and other employee wage and benefit payments to or for the benefit of Borrower’s, or any Subsidiaries, employees, in each case of clauses (x) and (y) so long as the amounts in such accounts do not exceed amounts reasonably determined by the Borrower to be necessary to pay such obligations for the immediately following payment cycle and (z) other Deposit Accounts, Securities Accounts and/or Commodities Accounts so long as the amounts in such other accounts do not exceed One Hundred Thousand Dollars ($100,000.00) in the aggregate at any one time (the foregoing accounts identified in clauses (w), (x),(y) and (z), collectively the “Excluded Accounts”).

(b) Borrower shall provide Collateral Agent ten (10) days’ prior written notice before Borrower or any Guarantor establishes any Collateral Account. In addition, for each Collateral Account that Borrower or any Guarantor, at any time maintains, Borrower or such Guarantor shall cause the applicable bank or financial institution at or with which such Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Collateral Agent’s Lien in such Collateral Account (held for the ratable benefit of the Secured Parties) in accordance with the terms hereunder prior to the establishment of such Collateral Account.

(c) Neither Borrower nor any Guarantor shall maintain any Collateral Accounts except Collateral Accounts maintained in accordance with this Section 6.6.

(d) Neither the Collateral Agent nor any Lender shall deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement, in each case, unless an Event of Default has occurred and is continuing.

6.7 Protection of Intellectual Property Rights. Borrower and each of its Subsidiaries shall: (a) protect, defend and maintain the validity and enforceability of its respective Intellectual Property in a prudent business manner; (b) promptly advise Collateral Agent in writing of material infringement by a third party of its respective Intellectual Property that is material to its business; and (c) not allow any of its respective Intellectual Property material to its respective business to be abandoned, forfeited or dedicated to the public without Collateral Agent’s prior written consent.

6.8 Litigation Cooperation. Make available to Collateral Agent and the Lenders, without expense to Collateral Agent or the Lenders, each Loan Party and each of each Loan Party’s officers, employees and agents and Borrower’s Books, to the extent that Collateral Agent or any Lender may reasonably deem them necessary to prosecute or defend any third-party suit or proceeding (excluding, for the avoidance of doubt, any suit or proceeding commenced by the Borrower or any of its Subsidiaries) instituted by or against Collateral Agent or any Lender with respect to any Collateral or relating to any Loan Party.

6.9 Landlord Waivers; Bailee Waivers. In the event that Borrower or any Guarantor, after the Effective Date, intends to add any new offices or business locations, including warehouses, or otherwise store any portion of the Collateral with, or deliver any portion of the Collateral to, a bailee, in each case pursuant to Section 7.2, then, in the event that the Collateral at any new location is valued (based on book value) in excess of Five Hundred Thousand Dollars ($500,000.00) in the aggregate, at Collateral Agent’s election, the Borrower shall cause such bailee or landlord, as applicable, to execute and deliver a bailee waiver or landlord waiver, as applicable, in form and substance reasonably satisfactory to Collateral Agent prior to the addition of any such new offices or business locations, or any such storage with or delivery to any such bailee, as the case may be.

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6.10 Creation/Acquisition of Subsidiaries. In the event any Borrower or any Subsidiary of the Borrower creates or acquires any Subsidiary after the Effective Date, Borrower or such Subsidiary shall promptly notify the Collateral Agent of such creation or acquisition, and Borrower or such Subsidiary shall take all actions reasonably requested by the Collateral Agent to achieve any of the following with respect to such “New Subsidiary” (defined as a Subsidiary formed after the date hereof during the term of this Agreement): (i) to cause such New Subsidiary to become either a co-Borrower or Guarantor hereunder and to grant a security interest in the Collateral as security for the Obligations; and (ii) to grant and pledge to Collateral Agent a perfected security interest in 100% of the stock, units or other evidence of ownership held by Borrower or such its Subsidiaries of any such New Subsidiary.

6.11 Further Assurances. Execute any further instruments and take further action as Collateral Agent or any Lender reasonably requests to perfect or continue Collateral Agent’s Lien in the Collateral or to effect the purposes of this Agreement.

7. NEGATIVE COVENANTS

Borrower shall not, and shall not permit any of its Subsidiaries to, do any of the following prior to the Termination Date without the prior written consent of the Required Lenders:

7.1 Dispositions. Convey, sell, lease, transfer, assign, dispose of or license (collectively, “Transfer”) all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out or obsolete Equipment; (c) in connection with Permitted Liens, Permitted Investments and Permitted Licenses; (d) of cash or Cash Equivalents pursuant to transactions not prohibited by this Agreement, including Permitted Liens; (e) of any assets by the Borrower or any of the Borrower’s Subsidiaries to the Borrower or any Guarantor; (f) of the assets of a Subsidiary of the Borrower that is not a Guarantor to any other Subsidiary of the Borrower that is not a Guarantor; and (g) of any part of its business or property (other than Intellectual Property) so long as the value of such Transfers does not exceed One Hundred Thousand Dollars ($100,000.00) during any fiscal year.

7.2 Changes in Business, Ownership, or Business Locations. (a) Engage in any business other than the businesses engaged in by Borrower and its Subsidiaries as of the Effective Date or reasonably related thereto; (b) liquidate or dissolve; provided that any Subsidiary may be liquidated or dissolved so long all of the assets of such Subsidiary are disposed of pursuant to a Transfer permitted by Section 7.1, or (c) consummate any transaction or series of related transactions in which (A) the stockholders of Borrower who were not stockholders immediately prior to the first such transaction own more than 35% of the voting stock of Borrower immediately after giving effect to such transaction or related series of such transactions and (B) except as permitted by Section 7.1 or Section 7.3, any Subsidiary ceases to be a direct or indirect Wholly-Owned Subsidiary of the Borrower. Borrower shall not, and shall not permit any Guarantor to, without at least thirty (30) days’ (or such shorter period agreed to by the Collateral Agent) prior written notice to Collateral Agent: (A) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than Five Hundred Thousand Dollars ($500,000.00) in assets or property of Borrower and the Guarantors); (B) change its respective jurisdiction of organization, (C) except as permitted by Section 7.3, change its respective organizational structure or type, (D) change its respective legal name, or (E) change any organizational number(s) (if any) assigned by its respective jurisdiction of organization.

7.3 Mergers or Acquisitions. Merge or consolidate with any other Person, or acquire all or substantially all of the capital stock or shares or any property of another Person, in each case including for the avoidance of doubt through a merger, purchase, in-licensing arrangement or any similar transaction, except (i) for acquisitions by the Borrower or any Guarantor of any assets of the Borrower or any of its Subsidiaries, (ii) for acquisitions by any Subsidiary of the Borrower that is not a Guarantor of any assets of any other Subsidiary of the Borrower that is not a Guarantor, (iii) for Permitted Acquisitions and (iv) so long as no Event of Default is occurring prior thereto or as a result therefrom, that a Subsidiary of the Borrower may merge with the Borrower or any other Subsidiary of the Borrower (provided that, (a) if the Borrower is a party to any such merger, the Borrower shall be the surviving entity thereof and (b) if any Guarantor is a party to any such merger, a Guarantor (or, if the other party to such merger is the Borrower, the Borrower) shall be the surviving entity).

7.4 Indebtedness. Create, incur, assume, or be liable for any Indebtedness, other than Permitted Indebtedness.

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7.5 Encumbrance. Create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, except for Permitted Liens, or permit any Collateral not to be subject to the first priority (subject, in respect of priority, to Permitted Liens that, under applicable law, have priority over Collateral Agent’s Lien) security interest granted herein.

7.6 Maintenance of Collateral Accounts. Maintain any Collateral Account of the Borrower or any Guarantor, except pursuant to the terms of Section 6.6 hereof.

7.7 Restricted Payments. (a) Declare or pay any dividends (other than dividends payable solely in capital stock) on account of, or make any other distribution or payment in respect of, or redeem, retire or purchase any shares of any class of capital stock of the Borrower or any Subsidiary now or hereafter outstanding (each, a “Restricted Payment”), except (i) for Restricted Payments made to the Borrower or any Guarantor (ii) for Restricted Payments made by any Subsidiary of the Borrower that is not a Guarantor to any other Subsidiary that is not a Guarantor, (iii) so long as no Event of Default exists or would result therefrom, for the making of Restricted Payments solely in the form of equity securities that do not constitute Indebtedness and (iii) for Restricted Payments consisting of the repurchase of equity securities pursuant to the terms of employee stock purchase plans, employee restricted stock agreements, stockholder rights plans, director or consultant stock option plans, or similar plans, provided such repurchases do not exceed Three Hundred and Fifty Thousand Dollars ($350,000.00) in the aggregate per fiscal year, (b) purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness, other than (subject to the terms hereof) with respect to the Obligations prior to its scheduled due date, unless being replaced with Permitted Indebtedness, or (c) be a party to or bound by an agreement that restricts a Subsidiary from paying dividends or otherwise distributing property to any Loan Party (other than this Agreement).

7.8 Investments. Directly or indirectly make any Investment other than Permitted Investments.

7.9 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower or any of its Subsidiaries, except for (a) transactions that are in the ordinary course of Borrower’s or such Subsidiary’s business, upon fair and reasonable terms that are no less favorable to Borrower or such Subsidiary than would be obtained in an arm’s length transaction with a non-affiliated Person, (b) equity investments by Borrower’s investors in Borrower or its Subsidiaries, (c) transactions between and among the Borrower and the Guarantors and (d) transactions between and among the Borrower or any Guarantor, on the one hand, and any Subsidiary of the Borrower that is not a Guarantor on the other hand, to the extent such transaction is otherwise expressly permitted by any other provision of this Agreement and (e) transactions not otherwise prohibited hereunder between and among Subsidiaries of the Borrower that are not Guarantors.

7.10 [Reserved].

7.11 Compliance. (a) Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Term Loan for any purpose that would violate Regulations X, T and U of the Federal Reserve Board of Governors; (b) fail to meet the minimum funding requirements of ERISA; (c) permit a Reportable Event or Prohibited Transaction, each as defined in ERISA, to occur; (d) fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a Material Adverse Change; or (e) withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any material liability of Borrower or any of its Subsidiaries to the Pension Benefit Guaranty Corporation or its successors or any other Governmental Authority.

7.12 Compliance with Anti-Terrorism Laws. Directly or indirectly, or permit any controlled Affiliate to directly or indirectly, enter into any documents, instruments, agreements or contracts with any Person listed on the OFAC Lists. Directly or indirectly, or permit any controlled Affiliate to directly or indirectly, knowingly (a) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (b) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 or any similar executive order or other Anti-Terrorism Law, or (c) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law.

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7.13 Financial Covenants.

(a) Minimum Net Product Revenue. Permit Net Product Revenue, measured on the last day of each month (commencing with the month ending August 31, 2022) on a trailing six-month basis, to be lower than the Net Product Revenue set forth opposite the applicable month as provided on Schedule 7.13(a) (provided that, if Borrower achieves the Minimum Net Equity Proceeds Milestone, for the remainder of the year ending December 31, 2023 after such achievement, Borrower shall solely be required to demonstrate that the Net Product Revenue is or exceeds $25,000,000.00, measured on trailing six-month basis for the month ending September 30, 2023).

(b) Minimum Liquidity Requirement. Permit, at any time, the Loan Parties and their Subsidiaries to have, on a consolidated basis, Liquidity of less than Five Million Dollars ($5,000,000.00) (the “Minimum Liquidity Requirement”).

7.14 Material Agreements. Without the consent of Collateral Agent, materially amend a Material Agreement in a manner materially adverse to Collateral Agent.

7.15 Material Intellectual Property. Permit any Subsidiary that is not a Guarantor to own any material Intellectual Property or any Intellectual Property material to the operation of the Borrower’s or any Guarantor’s business.

8. EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1 Payment Default. Any Loan Party fails to (a) make any payment of principal or interest on any Term Loan on its due date, or (b) pay any other Obligation within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day grace period shall not apply to payments due on the Maturity Date or the date of acceleration pursuant to Section 9.1(a) hereof);

8.2 Covenant Default.

(a) Borrower or any of its Subsidiaries fails or neglects to perform any obligation in Sections 6.2 (Financial Statements, Reports, Certificates), 6.4 (Taxes), 6.5 (Insurance), 6.6 (Operating Accounts), 6.7 (Protection of Intellectual Property Rights), 6.10 (Creation/Acquisition of Subsidiaries)or any Loan Party violates any provision in Section 7; or

(b) Borrower, or any Guarantor, fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any other Loan Document to which such person is a party, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within fifteen (15) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the fifteen (15) day period or cannot after diligent attempts by Borrower or such Guarantor, as applicable, be cured within such fifteen (15) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Term Loans shall be made during such cure period);

8.3 Material Adverse Change. An event or circumstance has occurred which would reasonably be expected to have a Material Adverse Change.

8.4 Attachment; Levy; Restraint on Business.

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(a) (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or any of its Subsidiaries on deposit with any institution at which Borrower or any of its Subsidiaries maintains a Collateral Account, or (ii) a notice of lien, levy, or assessment (other than Permitted Lien) is filed against Borrower or any of its Subsidiaries or their respective assets by any government agency, and the same under subclauses (i) and (ii) of this clause (a) are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); and

(b) (i) any material portion of Borrower’s or any of its Subsidiaries’ assets is attached, seized, levied on, or comes into possession of a trustee or receiver, and such attachment, seizure, levy, writ or warrant has not been removed, discharged or rescinded within ten (10) days or (ii) any court order enjoins, restrains, or prevents Borrower or any of its Subsidiaries from conducting all or a material portion of its business affairs;

8.5 Insolvency. (a) Borrower and its Subsidiaries, on a consolidated basis, are or become Insolvent; (b) Borrower or any of its Subsidiaries begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower or any of its Subsidiaries and not dismissed or stayed within forty-five (45) days (but no Term Loans shall be extended while Borrower and its Subsidiaries, on a consolidated basis, are Insolvent and/or until any Insolvency Proceeding is dismissed);

8.6 Other Agreements. There is a default in (a) any agreement relating to Indebtedness to which Borrower or any of its Subsidiaries is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Five Hundred Thousand Dollars ($500,000.00) or (b) there is any default under a Material Agreement in which the default could reasonably be expected to have a Material Adverse Change;

8.7 Judgments. One or more judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least Five Hundred Thousand Dollars ($500,000.00) (not covered by independent third-party insurance as to which (a) Borrower reasonably believes such insurance carrier will accept liability, (b) Borrower or the applicable Subsidiary has submitted such claim to such insurance carrier and (c) liability has not been rejected by such insurance carrier) shall be rendered against Borrower or any of its Subsidiaries and shall remain unsatisfied, unvacated, or unstayed for a period of ten (10) days after the entry thereof;

8.8 Misrepresentations. Borrower or any of its Subsidiaries makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Collateral Agent and/or the Lenders, and such representation, warranty, or other statement, when taken as a whole, is incorrect in any material respect when made;

8.9 [Reserved].

8.10 Guaranty. Any Guaranty terminates or ceases for any reason to be in full force and effect (other than in accordance with the terms thereof or hereof);

8.11 Governmental Approvals; FDA Action. (a) Any Governmental Approval shall have been revoked, rescinded, suspended, modified in an adverse manner, or not renewed in the ordinary course and such revocation, rescission, suspension, modification or non-renewal has resulted in or could reasonably be expected to result in a Material Adverse Change; or (b) (i) the FDA, DOJ or other Governmental Authority initiates a Regulatory Action against Borrower or any of its Subsidiaries or any supplier of Borrower or any of its Subsidiaries that causes Borrower or any of its Subsidiaries to recall, withdraw, remove or discontinue manufacturing, distributing, and/or marketing any of its products, even if such action is based on previously disclosed conduct and such recall, withdrawal, removal, or discontinuance could reasonably be expected to result in a Material Adverse Change; (ii) the FDA or any other comparable Governmental Authority issues a warning letter to Borrower or any of its Subsidiaries with respect to any of its activities or products which could reasonably be expected to result in a Material Adverse Change; (iii) Borrower or any of its Subsidiaries conducts a mandatory or voluntary recall which could reasonably be expected to result in a Material Adverse Change; (iv) Borrower or any of its Subsidiaries enters into a settlement agreement with the FDA, DOJ or other Governmental Authority that could reasonably be expected to result in a Material Adverse Change, even if such settlement agreement is based on previously disclosed conduct; or (v) the FDA or any other comparable Governmental Authority revokes any authorization or permission granted under any Registration, or Borrower or any of its Subsidiaries withdraws any Registration, that could reasonably be expected to result in a Material Adverse Change.

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8.12 Lien Priority. Except as the result of the action or inaction of the Collateral Agent or any Lender, any Lien created hereunder or by any other Loan Document shall at any time fail to constitute a valid and perfected first priority (subject, in respect of priority, to Permitted Liens that, under applicable law, have priority over Collateral Agent’s Lien) Lien on a material portion of the Collateral purported to be secured by a perfected Lien.

9. RIGHTS AND REMEDIES

9.1 Rights and Remedies.

(a) Upon the occurrence and during the continuance of an Event of Default, Collateral Agent may, and at the written direction of Required Lenders shall, without notice or demand, do any or all of the following: (i) deliver notice of the Event of Default to Borrower, (ii) by notice to Borrower declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations shall be immediately due and payable without any action by Collateral Agent or the Lenders) or (iii) by notice to Borrower suspend or terminate the obligations, if any, of the Lenders to advance money or extend credit for any Loan Party’s benefit under this Agreement or under any other Loan Document (but if an Event of Default described in Section 8.5 occurs all obligations, if any, of the Lenders to advance money or extend credit for any Loan Party’s benefit under this Agreement or under any other Loan Document shall be immediately terminated without any action by Collateral Agent or the Lenders).

(b) Without limiting the rights of Collateral Agent and the Lenders set forth in Section 9.1(a) above, upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the right and at the written direction of the Required Lenders shall, without notice or demand, to do any or all of the following:

(i) foreclose upon and/or sell or otherwise liquidate, the Collateral;

(ii) make a demand for payment upon any Guarantor pursuant to the Guaranty delivered by such Guarantor;

(iii) apply to the Obligations any (A) balances and deposits of any Loan Party that Collateral Agent or any Lender holds or controls, (B) any amount held or controlled by Collateral Agent or any Lender owing to or for the credit or the account of any Loan Party, or (C) amounts received from any Guarantors in accordance with the respective Guaranty delivered by such Guarantor; and/or

(iv) commence and prosecute an Insolvency Proceeding or consent to any Loan Party commencing any Insolvency Proceeding.

(c) Without limiting the rights of Collateral Agent and the Lenders set forth in Sections 9.1(a) and (b) above, upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the right and at the written direction of the Required Lenders shall, without notice or demand, to do any or all of the following:

(i) settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Collateral Agent considers advisable, notify any Person owing any Loan Party money of Collateral Agent’s security interest in such funds, and verify the amount of such account;

(ii) make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its Liens in the Collateral (held for the ratable benefit of the Secured Parties). After the occurrence and during the continuance of an Event of Default, (x) each Loan Party shall assemble the Collateral if Collateral Agent requests and make it available at such location as Collateral Agent reasonably designates, (y) Collateral Agent may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which is prior or superior to its security interest and pay all expenses incurred and (z) each Loan Party grants Collateral Agent a license to enter and occupy any of its premises, without charge, to exercise any of Collateral Agent’s rights or remedies;

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(iii) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, and/or advertise for sale, any of the Collateral. After the occurrence and during the continuance of an Event of Default, Collateral Agent is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s and each of its Subsidiaries’ labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Collateral Agent’s exercise of its rights under this Section 9.1, Borrower’s and each of its Subsidiaries’ rights under all licenses and all franchise agreements inure to Collateral Agent, for the benefit of the Lenders;

(iv) place a “hold” on any Collateral Account maintained with Collateral Agent or any Lender or otherwise in respect of which a Control Agreement has been delivered in favor of Collateral Agent (for the ratable benefit of the Secured Parties) and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(v) demand and receive possession of Borrower’s Books;

(vi) appoint a receiver to seize, manage and realize any of the Collateral, and such receiver shall have any right and authority as any competent court will grant or authorize in accordance with any applicable law, including any power or authority to manage the business of Borrower or any of its Subsidiaries; and

(vii) subject to clauses 9.1(a) and (b), exercise all rights and remedies available to Collateral Agent and each Lender under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

Notwithstanding any provision of this Section 9.1 to the contrary, upon the occurrence and during the continuance of any Event of Default, Collateral Agent shall have the right to exercise any and all remedies referenced in this Section 9.1 without the written consent of Required Lenders following the occurrence of an Exigent Circumstance.

9.2 Power of Attorney. Each Loan Party hereby irrevocably appoints Collateral Agent as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) endorse Borrower’s or any Guarantor’s name on any checks or other forms of payment or security; (b) sign Borrower’s or any Guarantor’s name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) settle and adjust disputes and claims about the Accounts of Borrower or any Guarantor directly with the applicable Account Debtors, for amounts and on terms Collateral Agent determines reasonable; (d) make, settle, and adjust all claims under Borrower’s or any Guarantor’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, in each case that is prior or superior to its security interest (or otherwise take any action to terminate or discharge the same); and (f) transfer the Collateral into the name of Collateral Agent or a third party as the Code or any applicable law permits. Each Loan Party hereby appoints Collateral Agent as its lawful attorney-in-fact to sign Borrower’s or any Guarantor’s name on any documents necessary to perfect or continue the perfection of Collateral Agent’s security interest in the Collateral regardless of whether an Event of Default has occurred until the Termination Date. Collateral Agent’s foregoing appointment as Borrower’s or any Guarantor’s attorney in fact, and all of Collateral Agent’s rights and powers thereunder, are coupled with an interest and are irrevocable until the Termination Date.

9.3 Protective Payments. If Borrower or any of its Subsidiaries fail to obtain the insurance called for by Section 6.5 or fails to pay any premium thereon or fails to pay any other amount that could adversely affect the Collateral which Borrower or any of its Subsidiaries is obligated to pay under this Agreement or any other Loan Document, Collateral Agent may obtain such insurance or make such payment, and all amounts so paid by Collateral Agent are Lenders’ Expenses and immediately due and payable, bearing interest at the Default Rate, and secured by the Collateral. Collateral Agent will make reasonable efforts to provide Borrower with notice of Collateral Agent obtaining such insurance or making such payment at the time it is obtained or paid or within a reasonable time thereafter. No such payments by Collateral Agent are deemed an agreement to make similar payments in the future or Collateral Agent’s waiver of any Event of Default.

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9.4 Application of Payments and Proceeds. Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, (a) each Loan Party irrevocably waives the right to direct the application of any and all payments at any time during the continuance of an Event of Default received by Collateral Agent from or on behalf of Borrower or any of its Subsidiaries of all or any part of the Obligations, and, as between any Loan Party on the one hand and Collateral Agent and Lenders on the other, Collateral Agent shall have the continuing and exclusive right to apply and to reapply any and all payments received against the Obligations in such manner as Collateral Agent may deem advisable notwithstanding any previous application by Collateral Agent, and (b) the proceeds of any sale of, or other realization upon all or any part of the Collateral by the Collateral Agent or any Lender will be applied: first, to the Lenders’ Expenses; second, to accrued and unpaid interest on the Obligations (including any interest which, but for the provisions of the United States Bankruptcy Code, would have accrued on such amounts); third, to the principal amount of the Obligations outstanding; and fourth, to any other Obligations owing to Collateral Agent or any Lender under the Loan Documents. Any balance remaining shall be delivered to Borrower or to whoever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct. In carrying out the foregoing, (x) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category, and (y) each of the Persons entitled to receive a payment in any particular category shall receive an amount equal to its pro rata share of amounts available to be applied pursuant thereto for such category. Any reference in this Agreement to an allocation between or sharing by the Lenders of any right, interest or obligation “ratably,” “proportionally” or in similar terms shall refer to the Lenders’ Pro Rata Shares unless expressly provided otherwise. Collateral Agent, or if applicable, each Lender, shall promptly remit to the other Lenders such sums as may be necessary to ensure the ratable repayment of each Lender’s Pro Rata Share of any Term Loan and the ratable distribution of interest, fees and reimbursements paid or made by any Loan Party. Notwithstanding the foregoing, a Lender receiving a scheduled payment shall not be responsible for determining whether the other Lenders also received their scheduled payment on such date; provided, however, if it is later determined that a Lender received more than its Pro Rata Share of scheduled payments made on any date or dates, then such Lender shall remit to Collateral Agent or other Lenders such sums as may be necessary to ensure the ratable payment of such scheduled payments, as instructed by Collateral Agent. If any payment or distribution of any kind or character, whether in cash, properties or securities, shall be received by a Lender in excess of its Pro Rata Share, then the portion of such payment or distribution in excess of such Lender’s Pro Rata Share shall be received and held by such Lender in trust for and shall be promptly paid over to the other Lenders (in accordance with their respective Pro Rata Shares) for application to the payments of amounts due on such other Lenders’ claims. To the extent any payment for the account of any Loan Party is required to be returned as a voidable transfer or otherwise, the Lenders shall contribute to one another as is necessary to ensure that such return of payment is on a pro rata basis. If any Lender shall obtain possession of any Collateral, it shall hold such Collateral for itself and as agent and bailee for the Secured Parties for purposes of perfecting Collateral Agent’s security interest therein (held for the ratable benefit of the Secured Parties).

9.5 Liability for Collateral. So long as Collateral Agent and the Lenders comply with reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of Collateral Agent and the Lenders, Collateral Agent and the Lenders shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Each Loan Party bears all risk of loss, damage or destruction of the Collateral.

9.6 No Waiver; Remedies Cumulative. Failure by Collateral Agent or any Lender, at any time or times, to require strict performance by any Loan Party of any provision of this Agreement or by any Loan Party of any other Loan Document shall not waive, affect, or diminish any right of Collateral Agent or any Lender thereafter to demand strict performance and compliance herewith or therewith. Any waiver hereunder provided in accordance with Section 12.5 shall only be effective for the specific instance and purpose for which it is given. The rights and remedies of Collateral Agent and the Lenders under this Agreement and the other Loan Documents are cumulative. Collateral Agent and the Lenders have all rights and remedies provided under the Code, any applicable law, by law, or in equity. The exercise by Collateral Agent or any Lender of one right or remedy is not an election, and Collateral Agent’s or any Lender’s waiver of any Event of Default is not a continuing waiver. Collateral Agent’s or any Lender’s delay in exercising any remedy is not a waiver, election, or acquiescence.

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9.7 Demand Waiver. Each Loan Party waives, to the fullest extent permitted by law, demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Collateral Agent or any Lender on which Borrower or any Subsidiary is liable.

10. NOTICES

Other than as specifically provided herein, all notices, consents, requests, approvals, demands, or other communication (collectively, “Communications”) by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by facsimile or e-mail transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Any of Collateral Agent, Lender or Borrower may change its mailing address, facsimile number or e-mail address by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to any Loan Party:	VAPOTHERM, INC. 100 Domain Drive Exeter, NH 03833 Attn: John Landry, VP & CFO Fax: (603) 658-0181 Email: jlandry@vtherm.com

with a copy (which shall not constitute notice) to:	ROPES & GRAY LLP 1211 Avenue of the Americas New York, NY 10036-8704 Attn: Jay Kim Phone: (212) 497-3626 Email: jay.kim@ropesgray.com

If to Collateral Agent:	SLR INVESTMENT CORP. 500 Park Avenue, 3rd Floor New York, NY 10022 Attention: Anthony Storino Fax: (212) 993-1698 Email: astorino@slrcp.com

with a copy (which shall not constitute notice) to:	LATHAM & WATKINS LLP 505 Montgomery Street, Suite 2000 San Francisco, CA 94111 Attention: Haim Zaltzman Facsimile: (415) 395-8095 Email: haim.zaltzman@lw.com

11. CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

11.1 Waiver of Jury Trial. EACH OF BORROWER, EACH GUARANTOR, COLLATERAL AGENT AND LENDERS UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS AMONG BORROWER, EACH GUARANTOR COLLATERAL AGENT AND/OR LENDERS RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED AMONG BORROWER, EACH GUARANTOR

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COLLATERAL AGENT AND/OR LENDERS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

11.2 Governing Law and Jurisdiction. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCLUDING THOSE LOAN DOCUMENTS THAT BY THEIR OWN TERMS ARE EXPRESSLY GOVERNED BY THE LAWS OF ANOTHER JURISDICTION) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

11.3 Submission to Jurisdiction. Any legal action or proceeding with respect to the Loan Documents shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, each Loan Party, Collateral Agent and the Lenders hereby accept for itself and in respect of each Loan Party’s Property, generally and unconditionally, the jurisdiction of the aforesaid courts. Notwithstanding the foregoing, Collateral Agent and Lenders shall have the right to bring any action or proceeding against any Loan Party (or any property of any Loan Party) in the court of any other jurisdiction Collateral Agent or Lenders deem necessary or appropriate in order to realize on the Collateral or other security for the Obligations. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

11.4 Service of Process. Each Loan Party irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with any Loan Document by any means permitted by applicable requirements of law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of Borrower specified herein (and shall be effective when such mailing shall be effective, as provided therein). Each Loan Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

11.5 Non-exclusive Jurisdiction. Nothing contained in this Article 11 shall affect the right of Collateral Agent or Lenders to serve process in any other manner permitted by applicable requirements of law or commence legal proceedings or otherwise proceed against any Loan Party in any other jurisdiction.

12. GENERAL PROVISIONS

12.1 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. No Loan Party may transfer, pledge or assign this Agreement or any rights or obligations under it without Collateral Agent’s prior written consent (which may be granted or withheld in Collateral Agent’s discretion, subject to Section 12.5). The Lenders have the right, without the consent of or notice to any Loan Party unless otherwise provided herein, to sell, transfer, assign, pledge, negotiate, or grant participation in (any such sale, transfer, assignment, negotiation, or grant of a participation, a “Lender Transfer”) all or any part of, or any interest in, the Lenders’ obligations, rights, and benefits under this Agreement and the other Loan Documents; provided, however, that any such Lender Transfer (other than (i) any Lender Transfer at any time that an Event of Default has occurred and is continuing, or (ii) a transfer, pledge, sale or assignment to an Eligible Assignee) of its obligations, rights, and benefits under this Agreement and the other Loan Documents shall require the prior written consent of the Collateral Agent (such approved assignee, an “Approved Lender”). Each Loan Party and Collateral Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned until Collateral Agent shall have received and accepted an effective assignment agreement in form satisfactory to Collateral Agent executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such Eligible Assignee or Approved Lender as Collateral Agent

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reasonably shall require. Notwithstanding anything to the contrary contained herein, so long as no Event of Default arising has occurred and is continuing, no Lender Transfer (other than a Lender Transfer in connection with (x) assignments by a Lender due to a forced divestiture at the request of any regulatory agency having authority over the applicable Lender; or (y) upon the occurrence of a default, event of default or similar occurrence with respect to a Lender’s own financing or securitization transactions) shall be permitted, without any Loan Party’s consent, to any Disqualified Institution at the time of such assignment. Collateral Agent, acting solely for this purpose as a non-fiduciary agent of the Loan Parties, shall maintain at one of its offices in the United States a copy of each such assignment agreement for the recordation of the names and addresses of each Lender, and the Term Loan Commitments of, and the principal amount and stated interest of the Term Loans owing each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and each Loan Party, Collateral Agent and Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower at any reasonable time upon reasonable prior notice to the Collateral Agent. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Loan Parties, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Term Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Collateral Agent (in its capacity as Collateral Agent) shall have no responsibility for maintaining a Participant Register. Each Loan Party agrees that each participant shall be entitled to the benefits of the provisions in Exhibit I attached hereto (subject to the requirements and limitations therein, including the requirements under Section 7 of Exhibit I attached hereto (it being understood that the documentation required under Section 7 of Exhibit I attached hereto shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to this Section 12.1; provided that such participant shall not be entitled to receive any greater payment under Exhibit I attached hereto, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the participant acquired the applicable participation.

12.2 Indemnification. Each Loan Party agrees to indemnify, defend and hold each Secured Party and their respective directors, officers, employees, consultants, agents, attorneys, or any other Person affiliated with or representing such Secured Party (each, an “Indemnified Person”) harmless against: (a) all obligations, demands, claims, and liabilities (collectively, “Claims”) asserted by any other party in connection with; related to; following from; or arising from, out of or under, the transactions contemplated by the Loan Documents; and (b) all losses and Lenders’ Expenses incurred, or paid by an Indemnified Person in connection with; related to; following from; or arising from, out of or under, the transactions contemplated by the Loan Documents (including reasonable and documented external attorneys’ fees and expenses), except, in each case, for Claims losses and/or Lender Expenses directly caused by such Indemnified Person’s gross negligence or willful misconduct. Each Loan Party hereby further agrees to indemnify, defend and hold each Indemnified Person harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable and documented fees and disbursements of external counsel for such Indemnified Person) in connection with any investigative, response, remedial, administrative or judicial matter or proceeding, whether or not such Indemnified Person shall be designated a party thereto and including any such proceeding initiated by or on behalf of any Loan Party, and the reasonable and documented expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by Collateral Agent or Lenders) asserting any right to payment for the transactions contemplated hereby which may be imposed on, incurred by or asserted against such Indemnified Person as a result of or in connection with the transactions contemplated hereby and the use or intended use of the proceeds of the Term Loans, except for liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements directly caused by such Indemnified Person’s gross negligence or willful misconduct. This Section 12.2 shall not apply with respect to any Taxes other than any Taxes that represent losses, claims, damages, etc., arising from any non-Tax claim.

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12.3 Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.4 Correction of Loan Documents. Notwithstanding anything to the contrary contained in Section 12.5, Collateral Agent and Borrower may, with prior notice to the Lenders, correct mistakes and fill in any blanks in this Agreement and the other Loan Documents consistent with the agreement of the parties.

12.5 Amendments in Writing; Integration. (a) Except as otherwise expressly provided herein, no amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder, or any consent to any departure by Borrower or any of its Subsidiaries therefrom, shall in any event be effective unless the same shall be in writing and signed by Borrower, Collateral Agent and the Required Lenders provided that:

(i) no such amendment, waiver or other modification that would have the effect of increasing or reducing a Lender’s Term Loan Commitment or Commitment Percentage shall be effective as to such Lender without such Lender’s written consent;

(ii) no such amendment, waiver or modification that would affect the rights and duties of Collateral Agent shall be effective without Collateral Agent’s written consent or signature; and

(iii) no such amendment, waiver or other modification shall, unless signed by all the Lenders directly affected thereby, (A) reduce the principal of, rate of interest (other than default interest) on or any fees with respect to any Term Loan or forgive any principal, interest (other than default interest) or fees (other than late charges) with respect to any Term Loan; (B) postpone the date fixed for, or waive, any payment of principal of any Term Loan or of interest on any Term Loan (other than default interest) or any fees provided for hereunder (other than late charges or for any termination of any commitment); (C) change the definition of the term “Required Lenders” or the percentage of Lenders which shall be required for the Lenders to take any action hereunder; (D) release all or substantially all of any material portion of the Collateral, authorize any Loan Party to sell or otherwise dispose of all or substantially all or any material portion of the Collateral or release any Guarantor of all or any portion of the Obligations or its Guaranty obligations with respect thereto, except, in each case with respect to this clause (D), as otherwise may be expressly permitted under this Agreement or the other Loan Documents (including in connection with any disposition permitted hereunder); (E) amend, waive or otherwise modify this Section 12.5 or the definitions of the terms used in this Section 12.5 insofar as the definitions affect the substance of this Section 12.5; (F) consent to the assignment, delegation or other transfer by any Loan Party of any of its rights and obligations under any Loan Document or release any Loan Party of its payment obligations under any Loan Document, except, in each case with respect to this clause (F), pursuant to a transaction expressly permitted pursuant to this Agreement; (G) amend any of the provisions of Section 9.4 or amend any of the definitions of Pro Rata Share, Term Loan Commitment, Commitment Percentage that provide for the Lenders to receive their Pro Rata Shares of any fees, payments, setoffs or proceeds of Collateral hereunder; or (H) subordinate the Liens granted in favor of Collateral Agent securing the Obligations (other than Liens permitted by clause (c) of the definition of “Permitted Liens”); or (I) amend any of the provisions of Section 12.7 and 12.8. It is hereby understood and agreed that all Lenders shall be deemed directly affected by an amendment, waiver or other modification of the type described in the preceding clauses (C), (D), (E), (F), (G) and (H) of the immediately preceding sentence.

(b) Other than as expressly provided for in Section 12.5(a)(i)-(iii), Collateral Agent may, at its discretion, or if requested by the Required Lenders, from time to time designate covenants in this Agreement less restrictive by notification to a representative of Borrower.

(c) This Agreement and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

12.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

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12.7 Survival. Except as otherwise provided in this Agreement, all covenants, representations and warranties made in this Agreement continue in full force and effect until the Termination Date. The obligation of the Loan Parties in Section 12.2 to indemnify each Lender and Collateral Agent, as well as the confidentiality provisions in Section 12.8 below, shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

12.8 Confidentiality. In handling any confidential information of Borrower and its Subsidiaries, each of the Lenders and Collateral Agent shall hold such information confidential and shall exercise the same degree of care that it exercises for their own proprietary information, but disclosure of information may be made: (a) subject to the terms and conditions of this Agreement, including this Section 12.8, to the Lenders’ and Collateral Agent’s Subsidiaries, or in connection with a Lender’s own financing or securitization transactions and upon the occurrence of a default, event of default or similar occurrence with respect to such financing or securitization transaction; (b) to prospective transferees or purchasers (other than those identified in (a) above and Disqualified Institutions) of any interest in the Term Loans (provided, however, the Lenders and Collateral Agent shall obtain such prospective transferee’s or purchaser’s agreement to the terms of this provision or to similar confidentiality terms); (c) as required by law, rule, regulation, subpoena or other legal or administrative order; (d) as required or requested by any federal or state regulatory authority (including the Securities and Exchange Commission or other Governmental Authority having regulatory authority over such Lender or the Collateral Agent, as applicable) or any self-regulatory authority and any other public disclosure with investors or other related persons related to such required or requested disclosures with any regulatory or self-regulatory authority; (e) as Collateral Agent reasonably considers appropriate in exercising remedies under the Loan Documents or in connection with any examination or audit so long as such examiners or auditors are subject to confidentiality obligations customary for such examiners or auditors; (f) to third party service providers of the Lenders and/or Collateral Agent so long as such service providers have executed a confidentiality agreement or have agreed to similar confidentiality terms with the Lenders and/or Collateral Agent, as applicable, with terms no less restrictive than those contained herein; and (g) to any Person that is an investor of the Lenders and/or the Collateral Agent so long as such Person has executed a confidentiality agreement or has agreed to similar confidentiality terms with such Lender and/or the Collateral Agent, as applicable, with terms no less restrictive than those contained herein. Confidential information does not include information that either: (i) is in the public domain or in the Lenders’ and/or Collateral Agent’s possession when disclosed to the Lenders and/or Collateral Agent, or becomes part of the public domain after disclosure to the Lenders and/or Collateral Agent through no breach of this provision by the Lenders or the Collateral Agent; or (ii) is disclosed to the Lenders and/or Collateral Agent by a third party, if the Lenders and/or Collateral Agent does not know that the third party is prohibited from disclosing the information. Subject to the restrictions on disclosure set forth above, Collateral Agent and the Lenders may use confidential information for any purpose, including, without limitation, for the development of client databases, reporting purposes, and market analysis. The provisions of the immediately preceding sentence shall survive the termination of this Agreement. The agreements provided under this Section 12.8 supersede all prior agreements, understanding, representations, warranties, and negotiations between the parties about the subject matter of this Section 12.8.

12.9 Right of Set Off. Each Loan Party hereby grants to Collateral Agent and to each Lender, subject to the sentence immediately following, a right of set off as security for all Obligations to Secured Parties hereunder, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property of any Loan Party, now or hereafter in the possession, custody, safekeeping or control of any Secured Party or any entity under the control of such Secured Party (including a Collateral Agent Affiliate), or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, any Secured Party may, with the prior written consent of the Collateral Agent, set off the same or any part thereof and apply the same to any liability or obligation of any Loan Party even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE COLLATERAL AGENT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF ANY LOAN PARTY ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY EACH LOAN PARTY.

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12.10 Cooperation of Loan Parties. If necessary, each Loan Party agrees to (i) execute any documents reasonably required to effectuate and acknowledge each assignment of a Term Loan Commitment (or portion thereof) or Term Loan (or portion thereof) to an assignee in accordance with Section 12.1, (ii) make any Loan Party’s management personnel available to meet with Collateral Agent and prospective participants and assignees of Term Loan Commitments, the Term Loans or portions thereof (which meetings shall be conducted no more often than twice every twelve months unless an Event of Default has occurred and is continuing), and (iii) assist Collateral Agent and the Lenders in the preparation of information relating to the financial affairs of any Loan Party as any prospective participant or assignee of a Term Loan Commitment (or portions thereof) or Term Loan (or portions thereof) reasonably may request. Subject to the provisions of Section 12.8, each Loan Party authorizes each Lender to disclose to any prospective participant or assignee of a Term Loan Commitment (or portions thereof), any and all information in such Lender’s possession concerning any Loan Party and its financial affairs which has been delivered to such Lender by or on behalf of any Loan Party pursuant to this Agreement, or which has been delivered to such Lender by or on behalf of any Loan Party in connection with such Lender’s credit evaluation of any Loan Party prior to entering into this Agreement.

12.11 Tombstones / Public Announcement. Each Loan Party hereby consents to the publication by the Collateral Agent and each Lender of a tombstone or other comparable advertising material relating to the financing contemplated by this Agreement, provided that (i) the amount of the credit facilities herein is not so published, (ii) no information regarding any stockholders of the Borrower is included therein and (iii) the Borrower is provided a reasonable opportunity to review and comment on such tombstone or such other advertising material prior to publication thereof. In connection therewith, the Collateral Agent and the Lenders may use any Loan Party’s legal name and logos.

12.12 Collateral Agent and Lender Agreement. Collateral Agent and the Lenders hereby agree to the terms and conditions set forth on Exhibit B attached hereto. Each Loan Party hereby acknowledges the terms and conditions set forth on Exhibit B attached hereto.

12.13 Time of Essence. Time is of the essence for the performance of Obligations under this Agreement.

12.14 [Reserved].

12.15 Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

13. GUARANTY.

13.1 Guaranty. Each Guarantor hereby agrees that such Guarantor is jointly and severally liable for, and each Guarantor hereby absolutely and unconditionally guarantees to the Collateral Agent and the Lenders and their respective successors and assigns, the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) and performance of all Obligations owed or hereafter owing to the Collateral Agent and the Lenders by each other Loan Party. Each Guarantor agrees that its guaranty obligation hereunder is a continuing guaranty of payment and performance and not of collection, and that its obligations under this Section 13 shall be absolute and unconditional, irrespective of, and unaffected by:

(a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Loan Document or any other agreement, document or instrument to which any Loan Party is or may become a party;

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(b) the absence of any action to enforce this Agreement (including this Section 13) or any other Loan Document or the waiver or consent by the Collateral Agent and the Lenders with respect to any of the provisions thereof;

(c) the existence, value or condition of, or failure to perfect its Lien against, any security for the Obligations or any action, or the absence of any action, by the Collateral Agent and the Lenders in respect thereof (including the release of any such security);

(d) the insolvency of any Loan Party; or

(e) any other action or circumstances which otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

(f) Each Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Obligations guaranteed hereunder.

13.2 Waivers by the Guarantors. To the fullest extent permitted by Requirements of Law, each Guarantor expressly waives all rights it may have now or in the future under any statute, or at common law, or pursuant to any other laws or in equity, or otherwise, to compel the Collateral Agent or the Lenders to marshal assets or to proceed in respect of the Obligations guaranteed hereunder against any other Loan Party, any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, such Guarantor. It is agreed among each Guarantor, the Collateral Agent and the Lenders that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for the provisions of this Section 13 and such waivers, the Collateral Agent and the Lenders would decline to enter into this Agreement,

13.3 Benefit of Guaranty. Each Guarantor agrees that the provisions of this Section 13 are for the benefit of the Collateral Agent and the other Secured Parties and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between such Guarantor, on the one hand, and the Collateral Agent and the Lenders, on the other hand, the obligations of such other Guarantor under the Loan Documents.

13.4 Subordination of Subrogation Etc. Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, and except as set forth in Section 13.7 or as needed to permit any Guarantor’s cash management (including inter-company cash management) in the ordinary course of business, each Guarantor hereby expressly subordinates to the prior payment in full, in cash, of the Obligations (other than inchoate indemnity obligations, obligations arising under the Warrants and any other obligations which, by their terms, are to survive the termination of this Agreement) any and all rights pursuant to any laws or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a surety, guarantor or accommodation co-obligor (other than defense of payment in full of the Obligations) until the Termination Date has occurred. Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Collateral Agent and the Lenders and shall not limit or otherwise affect such Guarantor’s liability hereunder or the enforceability of this Section 13, and that the Collateral Agent, the Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 13.4.

13.5 Election of Remedies. If the Collateral Agent or any Lender may, under applicable law, proceed to realize its benefits under any of the Loan Documents giving the Collateral Agent or such Lender a Lien upon any Collateral, whether owned by any Loan Party or by any other Person, either by judicial foreclosure or by non-judicial sale or enforcement, the Collateral Agent or any Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Section 13. If, in the exercise of any of its rights and remedies, the Collateral Agent or any Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Loan Party or any other Person, whether because of any applicable laws pertaining to “election of remedies” or the like, each Guarantor hereby consents to such action by the Collateral Agent or such Lender and waives any claim based upon such action, even if such action by the Collateral Agent or such Lender shall result in a full or partial loss of any rights of subrogation which each Guarantor might otherwise have had but for such action by the Collateral Agent or such Lender. Any election of remedies which results in the denial or impairment of the right of the Collateral Agent or any Lender to seek a deficiency judgment against any Guarantor

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shall not impair any other Guarantor’s obligation to pay the full amount of the Obligations. In the event the Collateral Agent or any Lender shall bid at any foreclosure or trustee’s sale or at any private sale permitted by law or the Loan Documents, the Collateral Agent (either directly or through one or more acquisition vehicles) or such Lender may offset the Obligations against the purchase price of such bid in lieu of accepting cash or other non-cash consideration in connection with such sale or other disposition. The amount of the successful bid at any such sale, whether the Collateral Agent, any Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair and reasonably equivalent value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Section 13, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which the Collateral Agent or any Lender might otherwise be entitled but for such bidding at any such sale.

13.6 Limitation. Notwithstanding any provision herein contained to the contrary, the liability of each Guarantor under this Section 13 shall be limited to an amount not to exceed as of any date of determination the highest amount (after giving effect to the right of contribution established in Section 13.7, but before giving effect to any other guarantee) that can be guaranteed by such Guarantor, under the U.S. Bankruptcy Code or any applicable laws relating to fraudulent conveyances, fraudulent transfers or the insolvency of debtors.

13.7 Contribution with Respect to Guaranty Obligations.

(a) To the extent that any Guarantor shall make a payment under this Section 13 of all or any of the Obligations (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following the occurrence of the Termination Date, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Loan Party for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

(b) As of any date of determination, the “Allocable Amount” of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Section 13 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the United States Bankruptcy Code, as amended or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

(c) This Section 13.7 is intended only to define the relative rights of the Guarantors and nothing set forth in this Section 13.7 is intended to or shall impair the obligations of the Loan Parties, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, including Section 13.1.

(d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor to which such contribution and indemnification is owing.

(e) The rights of the indemnifying Guarantors against other Guarantors under this Section 13.7 shall be exercisable upon and after the Termination Date.

13.8 Liability Cumulative. The liability of the Guarantors under this Section 13 is in addition to and shall be cumulative with all liabilities of each Loan Party to the Collateral Agent and the Lenders under this Agreement and the other Loan Documents, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

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13.9 Release of Guarantors. Each Lender shall direct Collateral Agent to release and Collateral Agent shall release any Guarantor if all of the stock of such Guarantor owned by Borrower or another Guarantor is sold or transferred in a transaction permitted under the Loan Documents (including pursuant to a valid waiver or consent), to the extent that, after giving effect to such transaction, such Subsidiary would not be required to guaranty any Obligations pursuant to any Loan Document.

[Balance of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BORROWER:

VAPOTHERM, INC.

By
Name:
Title:

GUARANTORS:

HGE HEALTHCARE SOLUTIONS, LLC VAPOTHERM ACCESS CARE MANAGEMENT NETWORK, LLC VAPOTHERM ACCESS MANAGEMENT SERVICES, LLC

By
Name:
Title:

[Signature Page to Loan and Security Agreement]

COLLATERAL AGENT AND A LENDER:

SLR INVESTMENT CORP.

By
Name:
Title:

[Signature Page to Loan and Security Agreement]

SCHEDULE 1.1

Lenders and Term Loan Commitments

Term A Loans

Lender	Term A Loan Commitments	Commitment Percentage
SLR INVESTMENT CORP.	$34,455,458.78	34.4555%
SCP PRIVATE CREDIT INCOME FUND SPV, LLC	$16,180,175.92	16.1802%
SLR HC FUND SPV, LLC	$14,705,724.99	14.7057%
SCP PRIVATE CREDIT INCOME BDC SPV LLC	$12,070,337.19	12.0703%
SCP PRIVATE CORPORATE LENDING FUND SPV LLC	$10,999,298.40	10.9993%
SCP CAYMAN DEBT MASTER FUND SPV LLC	$4,717,058.15	4.7171%
SCP SF DEBT FUND L.P.	$1,691,930.54	1.6919%
SLR CP SF DEBT FUND SPV LLC	$2,084,678.03	2.0847%
SLR HC BDC LLC	$3,095,338.00	3.0953%
TOTAL	$100,000,000.00	100.0000%

SCHEDULE 7.13(a)

Month-End	Net Product Revenue
August 2022	$25,488,089
September 2022	$26,080,351
October 2022	$26,968,776
November 2022	$28,298,353
December 2022	$29,040,342
January 2023	$32,239,000
February 2023	$33,512,000
March 2023	$34,344,000
April 2023	$34,924,000
May 2023	$35,094,000
June 2023	$34,913,000
July 2023	$33,316,000
August 2023	$32,320,000
September 2023	$32,206,000
October 2023	$33,329,000
November 2023	$34,825,000
December 2023	$37,130,000
January 2024 and each month thereafter	75% (or such other percentage determined by Collateral Agent in consultation with Borrower) of projected Net Product Revenue in accordance with an annual plan submitted by Borrower to Lenders pursuant to Section 6.2(a)(iii), such plan to be approved by Borrower’s board of directors and subject to the approval by Collateral Agent and Lenders in writing.

EXHIBIT A

Description of Collateral

The Collateral consists of all of each Loan Party’s right, title and interest in and to the following property:

Subject to the exceptions noted below:

all goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, Intellectual Property, General Intangibles, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash and other Collateral Accounts, all certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

all of each any Loan Party’s books and records relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral shall not include: (a) any “intent-to-use” trademark or service mark application for which a statement of use has not been filed and accepted, solely to the extent that the grant of a security interest in any such trademark application would impair the validity or enforceability of the resulting trademark registration or result in cancellation of such trademark application; (b) any interest of Borrower or Guarantor as a lessee or sublessee under a real property lease; (c) rights held under a lease, license, contract, property right or other General Intangible that are not assignable by their terms without the consent of a Person (other than the Borrower or Guarantor) (but only to the extent such restriction on assignment is effective under Section 9-406, 9-407, 9-408 or 9-409 of the Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); (d)(i) any assets subject to purchase money indebtedness (so long as the (x) the purchase money indebtedness and Liens securing such indebtedness are permitted under the Agreement and (y) the documentation evidencing such purchase money indebtedness expressly prohibit a grant of any additional Liens on such assets) or (ii) any interest of Borrower or any Guarantor as a lessee under an Equipment lease if Borrower or such Guarantor is prohibited by the terms of such lease from granting a security interest in such lease or under which such an assignment or Lien would cause a default to occur under such lease; provided, however, that upon termination of such prohibition, such interest shall immediately become Collateral without any action by Borrower, such Guarantor, Collateral Agent or any Lender; (e) Excluded Accounts or (f) such other assets that the Collateral Agent and the Borrower agree that the cost of obtaining a security interest in such asset is excessive in relation to the value of the security to be afforded thereby (the foregoing clauses (a) through (f) are herein referred to as “Excluded Assets”). Neither the Borrower nor any Guarantor shall be obligated to enter into any leasehold mortgages with respect to any leased property.

EXHIBIT B

Collateral Agent and Lender Terms

1. Appointment of Collateral Agent.

(a) Each Lender hereby appoints SLR (together with any successor Collateral Agent pursuant to Section 7 of this Exhibit B) as Collateral Agent under the Loan Documents and authorizes Collateral Agent to (i) execute and deliver the Loan Documents and accept delivery thereof on its behalf from any Loan Party, (ii) take such action on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to Collateral Agent under such Loan Documents and (iii) exercise such powers as are reasonably incidental thereto.

(b) Without limiting the generality of clause (a) above, Collateral Agent shall have the sole and exclusive right and authority (to the exclusion of the Lenders), and is hereby authorized, to (i) act as the disbursing and collecting agent for the Lenders with respect to all payments and collections arising in connection with the Loan Documents (including in any other bankruptcy, insolvency or similar proceeding), and each Person making any payment in connection with any Loan Document to any Lender is hereby authorized to make such payment to Collateral Agent, (ii) file and prove claims and file other documents necessary or desirable to allow the claims of Collateral Agent and Lenders with respect to any Obligation in any bankruptcy, insolvency or similar proceeding (but not to vote, consent or otherwise act on behalf of such Lender), (iii) act as collateral agent for the Secured Parties for purposes of the perfection of all Liens created by the Loan Documents and all other purposes stated therein, (iv) manage, supervise and otherwise deal with the Collateral as permitted pursuant to the Loan Agreement, (v) take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Loan Documents, (vi) except as may be otherwise specified in any Loan Document, exercise all remedies given to Collateral Agent and the other Lenders with respect to the any Loan Party and/or the Collateral, whether under the Loan Documents, applicable Requirements of Law or otherwise and (vii) execute any amendment, consent or waiver under the Loan Documents on behalf of any Lender that has consented in writing to such amendment, consent or waiver; provided, however, that Collateral Agent hereby appoints, authorizes and directs each Lender to act as collateral sub-agent for Collateral Agent and the Lenders for purposes of the perfection of all Liens with respect to the Collateral, including any Collateral Account maintained by Borrower or any Guarantor with, and cash and Cash Equivalents held by, such Lender, and may further authorize and direct the Lenders to take further actions as collateral sub-agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to Collateral Agent, and each Lender hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed. Collateral Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any trustee, co-agent, employee, attorney-in-fact and any other Person (including any Lender). Any such Person shall benefit from this Exhibit B to the extent provided by Collateral Agent.

(c) Under the Loan Documents, Collateral Agent (i) is acting solely on behalf of the Lenders, with duties that are entirely administrative in nature, notwithstanding the use of the defined term “Collateral Agent”, the terms “agent”, “Collateral Agent” and “collateral agent” and similar terms in any Loan Document to refer to Collateral Agent, which terms are used for title purposes only, (ii) is not assuming any obligation under any Loan Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for any Lender or any other Person and (iii) shall have no implied functions, responsibilities, duties, obligations or other liabilities under any Loan Document, and each Lender, by accepting the benefits of the Loan Documents, hereby waives and agrees not to assert any claim against Collateral Agent based on the roles, duties and legal relationships expressly disclaimed in clauses (i) through (iii) above. Except as expressly set forth in the Loan Documents, Collateral Agent shall not have any duty to disclose, and shall not be liable for failure to disclose, any information relating to Borrower or any of its Subsidiaries that is communicated to or obtained by SLR or any of its Affiliates in any capacity.

2. Binding Effect; Use of Discretion; E-Systems.

(a) Each Lender, by accepting the benefits of the Loan Documents, agrees that (i) any action taken by Collateral Agent or the Required Lenders (or, if expressly required in any Loan Document, a greater proportion of the Lenders) in accordance with the provisions of the Loan Documents, (ii) any action taken by Collateral Agent in reliance upon the instructions of the Required Lenders (or, where so required, such greater proportion) and (iii) the exercise by Collateral Agent or the Required Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of Lenders.

(b) If Collateral Agent shall request instructions from the Required Lenders or all affected Lenders with respect to any act or action (including failure to act) in connection with any Loan Document, then Collateral Agent shall be entitled to refrain from such act or taking such action unless and until Collateral Agent shall have received instructions from the Required Lenders or all affected Lenders, as the case may be, and Collateral Agent shall not incur liability to any Person by reason of so refraining. Collateral Agent shall be fully justified in failing or refusing to take any action under any Loan Document (i) if such action would, in the opinion of Collateral Agent, be contrary to any Requirement of Law or any Loan Document, (ii) if such action would, in the opinion of Collateral Agent, expose Collateral Agent to any potential liability under any Requirement of Law or (iii) if Collateral Agent shall not first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Collateral Agent as a result of Collateral Agent acting or refraining from acting under any Loan Document in accordance with the instructions of the Required Lenders or all affected Lenders, as applicable.

(c) Collateral Agent is hereby authorized by each Loan Party and each Lender to establish procedures (and to amend such procedures from time to time) to facilitate administration and servicing of the Term Loans and other matters incidental thereto. Without limiting the generality of the foregoing, Collateral Agent is hereby authorized to establish procedures to make available or deliver, or to accept, notices, documents and similar items on, by posting to or submitting and/or completion, on E-Systems. Each Loan Party and each Lender acknowledges and agrees that the use of transmissions via an E-System or electronic mail is not necessarily secure and that there are risks associated with such use, including risks of interception, disclosure and abuse, and Each Loan Party and each Lender assumes and accepts such risks by hereby authorizing the transmission via E-Systems or electronic mail. Each “e-signature” on any such posting shall be deemed sufficient to satisfy any requirement for a “signature”, and each such posting shall be deemed sufficient to satisfy any requirement for a “writing”, in each case including pursuant to any Loan Document, any applicable provision of any Code, the federal Uniform Electronic Transactions Act, the Electronic Signatures in Global and National Commerce Act and any substantive or procedural Requirement of Law governing such subject matter. All uses of an E-System shall be governed by and subject to, in addition to this Section, the separate terms, conditions and privacy policy posted or referenced in such E-System (or such terms, conditions and privacy policy as may be updated from time to time, including on such E-System) and related contractual obligations executed by Collateral Agent, each Loan Party and/or Lenders in connection with the use of such E-System. ALL E-SYSTEMS AND ELECTRONIC TRANSMISSIONS SHALL BE PROVIDED “AS IS” AND “AS AVAILABLE”. NO REPRESENTATION OR WARRANTY OF ANY KIND IS MADE BY COLLATERAL AGENT, ANY LENDER OR ANY OF THEIR RELATED PERSONS IN CONNECTION WITH ANY E-SYSTEMS.

3. Collateral Agent’s Reliance, Etc. Collateral Agent may, without incurring any liability hereunder, (a) consult with any of its Related Persons and, whether or not selected by it, any other advisors, accountants and other experts (including advisors to, and accountants and experts engaged by, any Loan Party) and (b) rely and act upon any document and information (including those transmitted by electronic transmission) and any telephone message or conversation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by the appropriate parties. None of Collateral Agent and its Related Persons shall be liable for any action taken or omitted to be taken by any of them under or in connection with any Loan Document, and each Lender and each Loan Party hereby waives and shall not assert (and Borrower shall cause its Subsidiaries to waive and agree not to assert) any right, claim or cause of action based thereon, except to the extent of liabilities resulting from the gross negligence or willful misconduct of Collateral Agent or, as the case may be, such Related Person (each as determined in a final, non-appealable judgment of a court of competent jurisdiction). Without limiting the foregoing, Collateral Agent: (i) shall not be responsible or otherwise incur liability for any action or omission taken in reliance upon the instructions of the Required Lenders or for the actions or omissions of any of its Related Persons, except to the extent that a court of competent jurisdiction determines in a final non-appealable judgment that Collateral Agent acted with gross negligence or willful misconduct in the selection of such Related Person; (ii) shall not be responsible to any Lender or other Person for the due execution, legality, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, any Loan Document; (iii) makes no warranty or representation, and shall not be responsible, to any Lender or other Person for any statement, document, information, representation or warranty made or furnished by or on behalf of any Loan Party or any Related Person of any Loan Party in connection with any Loan Document or any transaction contemplated therein or any other document or information with respect to any Loan Party, whether or not transmitted or (except for documents expressly required under any Loan Document to be transmitted to the Lenders) omitted to be transmitted by Collateral Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature or results of any due diligence performed by Collateral Agent in connection with the Loan Documents; and (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any provision of any Loan Document, whether any condition set forth in any Loan Document is satisfied or waived, as to the financial condition of any Loan Party or as to the existence or continuation or possible occurrence or continuation of any Event of Default, and shall not be deemed to have notice or knowledge of such occurrence or continuation unless it has received a notice from Borrower or any Lender describing such Event of Default that is clearly labeled “notice of default” (in which case Collateral Agent shall promptly give notice of such receipt to all Lenders, provided that Collateral Agent shall not be liable to any Lender for any failure to do so, except to the extent that such failure is attributable to Collateral Agent’s gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction); and, for each of the items set forth in clauses (i) through (iv) above, each Lender and each Loan Party hereby waives and agrees not to assert (and each Loan Party shall cause its Subsidiaries to waive and agree not to assert) any right, claim or cause of action it might have against Collateral Agent based thereon.

4. Collateral Agent Individually. Collateral Agent and its Affiliates may make loans and other extensions of credit to, acquire stock and stock equivalents of, engage in any kind of business with, any Loan Party or any Affiliate of any Loan Party as though it were not acting as Collateral Agent and may receive separate fees and other payments therefor. To the extent Collateral Agent or any of its Affiliates makes any Term Loans or otherwise becomes a Lender hereunder, it shall have and may exercise the same rights and powers hereunder and shall be subject to the same obligations and liabilities as any other Lender and the terms “Lender”, “Required Lender” and any similar terms shall, except where otherwise expressly provided in any Loan Document, include, without limitation, Collateral Agent or such Affiliate, as the case may be, in its individual capacity as Lender, or as one of the Required Lenders.

5. Lender Credit Decision; Collateral Agent Report. Each Lender acknowledges that it shall, independently and without reliance upon Collateral Agent, any Lender or any of their Related Persons or upon any document solely or in part because such document was transmitted by Collateral Agent or any of its Related Persons, conduct its own independent investigation of the financial condition and affairs of the Loan Parties and make and continue to make its own credit decisions in connection with entering into, and taking or not taking any action under, any Loan Document or with respect to any transaction contemplated in any Loan Document, in each case based on such documents and information as it shall deem appropriate. Except for documents expressly required by any Loan Document to be transmitted by Collateral Agent to the Lenders, Collateral Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, Property, financial and other condition or creditworthiness of any Loan Parties or any Affiliate of any Loan Parties that may come in to the possession of Collateral Agent or any of its Related Persons. Each Lender agrees that is shall not rely on any field examination, audit or other report provided by Collateral Agent or its Related Persons (an “Collateral Agent Report”). Each Lender further acknowledges that any Collateral Agent Report (a) is provided to the Lenders solely as a courtesy, without consideration, and based upon the understanding that such Lender will not rely on such Collateral Agent Report, (b) was prepared by Collateral Agent or its Related Persons based upon information provided by the Loan Parties solely for Collateral Agent’s own internal use, and (c) may not be complete and may not reflect all information and findings obtained by Collateral Agent or its Related Persons regarding the operations and condition of the Loan Parties. Neither Collateral Agent nor any of its Related Persons makes any representations or warranties of any kind with respect to (i) any existing or proposed financing, (ii) the accuracy or completeness of the information contained in any Collateral Agent Report or in any related documentation, (iii) the scope or adequacy of Collateral Agent’s and its Related Persons’ due diligence, or the presence or absence of any errors or omissions contained in any Collateral Agent Report or in any related documentation, and (iv) any work performed by Collateral Agent or Collateral Agent’s Related Persons in connection with or using any Collateral Agent Report or any related documentation. Neither Collateral Agent nor any of its Related Persons shall have any duties or obligations in connection with or as a result of any Lender receiving a copy of any Collateral Agent Report. Without limiting the generality of the forgoing, neither Collateral Agent nor any of its Related Persons shall have any responsibility for the accuracy or completeness of any Collateral Agent Report, or the appropriateness of any Collateral

Agent Report for any Lender’s purposes, and shall have no duty or responsibility to correct or update any Collateral Agent Report or disclose to any Lender any other information not embodied in any Collateral Agent Report, including any supplemental information obtained after the date of any Collateral Agent Report. Each Lender releases, and agrees that it will not assert, any claim against Collateral Agent or its Related Persons that in any way relates to any Collateral Agent Report or arises out of any Lender having access to any Collateral Agent Report or any discussion of its contents, and agrees to indemnify and hold harmless Collateral Agent and its Related Persons from all claims, liabilities and expenses relating to a breach by any Lender arising out of such Lender’s access to any Collateral Agent Report or any discussion of its contents.

6. Indemnification. Each Lender agrees to reimburse Collateral Agent and each of its Related Persons (to the extent not reimbursed by Borrower or any other Loan Party as required under the Loan Documents (including pursuant to Section 12.2 of the Agreement)) promptly upon demand for its Pro Rata Share of any out-of-pocket costs and expenses (including, without limitation, fees, charges and disbursements of financial, legal and other advisors and any Taxes or insurance paid in the name of, or on behalf of, Borrower or any other Loan Party) incurred by Collateral Agent or any of its Related Persons in connection with the preparation, syndication, execution, delivery, administration, modification, amendment, consent, waiver or enforcement of, or the taking of any other action (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding (including, without limitation, preparation for and/or response to any subpoena or request for document production relating thereto) or otherwise) in respect of, or legal advice with respect to, its rights or responsibilities under, any Loan Document. Each Lender further agrees to indemnify Collateral Agent and each of its Related Persons (to the extent not reimbursed by Borrower or any other Loan Party as required under the Loan Documents (including pursuant to Section 12.2 of the Agreement)), ratably according to its Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, to the extent not indemnified by the applicable Lender, Taxes, interests and penalties imposed for not properly withholding or backup withholding on payments made to or for the account of any Lender) that may be imposed on, incurred by, or asserted against Collateral Agent or any of its Related Persons in any matter relating to or arising out of, in connection with or as a result of any Loan Document or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by Collateral Agent or any of its Related Persons under or with respect to the foregoing; provided that no Lender shall be liable to Collateral Agent or any of its Related Persons under this Section 6 of this Exhibit B to the extent such liability has resulted from the gross negligence or willful misconduct of Collateral Agent or, as the case may be, such Related Person, as determined by a final non-appealable judgment of a court of competent jurisdiction. To the extent required by any applicable Requirement of Law, Collateral Agent may withhold from any payment to any Lender under a Loan Document an amount equal to any applicable withholding Tax. If the IRS or any other Governmental Authority asserts a claim that Collateral Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason, or if Collateral Agent reasonably determines that it was required to withhold Taxes from a prior payment to or for the account of any Lender but failed to do so, such Lender shall promptly indemnify Collateral Agent fully for all amounts paid, directly or indirectly, by Collateral Agent as Tax or otherwise, including penalties and interest, and together with all expenses incurred by Collateral Agent. Collateral Agent may offset against any payment to any Lender under a Loan Document, any applicable withholding Tax that was required to be withheld from any prior payment to such Lender but which was not so withheld, as well as any other amounts for which Collateral Agent is entitled to indemnification from such Lender under the immediately preceding sentence of this Section 6 of this Exhibit B.

7. Successor Collateral Agent. Collateral Agent may resign at any time by delivering notice of such resignation to the Lenders and Borrower, effective on the date set forth in such notice (which date shall be no earlier than thirty (30) after the date of such notice, and if no date shall be set forth in such notice, thirty (30) days after the date of delivery thereof), in accordance with the terms of this Section 7 of this Exhibit B. If Collateral Agent delivers any such notice, the Required Lenders shall have the right to appoint a successor Collateral Agent with the consent of the Borrower (such consent not to be unreasonably withheld or delayed). If, after 30 days after the date of the retiring Collateral Agent’s notice of resignation, no successor Collateral Agent has been appointed by the Required Lenders and has accepted such appointment, then the retiring Collateral Agent may, on behalf of the Lenders, appoint a successor Collateral Agent from among the Lenders. Effective immediately upon its resignation, (a) the retiring Collateral Agent shall be discharged from its duties and obligations under the Loan Documents (other than its duties and obligations under Section 12.8 of the Agreement), (b) the Lenders shall assume and perform all of the duties of Collateral Agent until a successor Collateral Agent shall have accepted a valid appointment hereunder, (c) the retiring

Collateral Agent and its Related Persons shall no longer have the benefit of any provision of any Loan Document other than with respect to any actions taken or omitted to be taken while such retiring Collateral Agent was, or because such Collateral Agent had been, validly acting as Collateral Agent under the Loan Documents, and (iv) subject to its rights under Section 2(b) of this Exhibit B, the retiring Collateral Agent shall take such action as may be reasonably necessary to assign to the successor Collateral Agent its rights as Collateral Agent under the Loan Documents. Effective immediately upon its acceptance of a valid appointment as Collateral Agent, a successor Collateral Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Collateral Agent under the Loan Documents.

8. Release of Guarantors and Collateral. Each Lender hereby consents to the release and hereby directs Collateral Agent to release (or in the case of clause (b)(ii) below, release or subordinate) the following:

(a) any Guarantor if all of the stock of such Guarantor owned by Borrower or another Guarantor is sold or transferred in a transaction permitted under the Loan Documents (including pursuant to a valid waiver or consent), to the extent that, after giving effect to such transaction, such Subsidiary would not be required to guaranty any Obligations pursuant to any Loan Document; and

(b) any Lien held by Collateral Agent for the benefit of the Secured Parties against (i) any Collateral that is sold or otherwise disposed of by Borrower or any Guarantor in a transaction permitted by the Loan Documents (including pursuant to a valid waiver or consent), (ii) any Collateral subject to a Lien that is expressly permitted under clause (c) of the definition of the term “Permitted Lien” and (iii) all of the Collateral and Borrower and Guarantors upon the occurrence of the Termination Date.

9. Setoff and Sharing of Payments. In addition to any rights now or hereafter granted under any applicable Requirement of Law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default and subject to Section 10(d) of this Exhibit B, each Lender is hereby authorized at any time or from time to time upon the direction of Collateral Agent, without notice to Borrower or any other Person, any such notice being hereby expressly waived, to setoff and to appropriate and to apply any and all balances held by it at any of its offices for the account of Borrower or any other Loan Party (regardless of whether such balances are then due to Borrower or any other Loan Party) and any other properties or assets of the Borrower or any Loan Party at any time held or owing by that Lender to or for the credit or for the account of Borrower or any other Loan Party against and on account of any of the Obligations that are not paid when due. Any Lender exercising a right of setoff, or otherwise receiving any payment on account of the Obligations in excess of its Pro Rata Share thereof, shall purchase for cash (and the other Lenders shall sell) such participations in each such other Lender’s Pro Rata Share of the Obligations as would be necessary to cause such Lender to share the amount so offset or otherwise received with each other Lender in accordance with their respective Pro Rata Shares of the Obligations. Each Loan Party agrees, to the fullest extent permitted by law, that (a) any Lender may exercise its right to setoff in accordance with this Section 9 or Section 12.9 of the Agreement with respect to amounts in excess of its Pro Rata Share of the Obligations and may purchase participations in accordance with the preceding sentence and (b) any Lender so purchasing a participation in the Term Loans made or other Obligations held by other Lenders may exercise all rights of offset, bankers’ liens, counterclaims or similar rights with respect to such participation as fully as if such Lender were a direct holder of the Term Loans and the other Obligations in the amount of such participation. Notwithstanding the foregoing, if all or any portion of the offset amount or payment otherwise received is thereafter recovered from the Lender that has exercised the right of offset, the purchase of participations by that Lender shall be rescinded and the purchase price restored without interest.

10. Advances; Payments; Non-Funding Lenders; Actions in Concert.

(a) Advances; Payments. If Collateral Agent receives any payment with respect to a Term Loan for the account of the Lenders on or prior to 2:00 p.m. (New York time) on any Business Day, Collateral Agent shall pay to each applicable Lender such Lender’s Pro Rata Share of such payment on such Business Day. If Collateral Agent receives any payment with respect to a Term Loan for the account of Lenders after 2:00 p.m. (New York time) on any Business Day, Collateral Agent shall pay to each applicable Lender such Lender’s Pro Rata Share of such payment on the next Business Day.

(b) Return of Payments.

(i) If Collateral Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Collateral Agent from, or on behalf of, Borrower or any other Loan Party and such related payment is not received by Collateral Agent, then Collateral Agent will be entitled to recover such amount (including interest accruing on such amount at the rate otherwise applicable to such Obligation) from such Lender on demand without setoff, counterclaim or deduction of any kind.

(ii) If Collateral Agent determines at any time that any amount received by Collateral Agent under any Loan Document must be returned to Borrower or any other Loan Party or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of any Loan Document, Collateral Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Collateral Agent on demand any portion of such amount that Collateral Agent has distributed to such Lender, together with interest at such rate, if any, as Collateral Agent is required to pay to Borrower or any other Loan Party or such other Person, without setoff, counterclaim or deduction of any kind and Collateral Agent will be entitled to set off against future distributions to such Lender any such amounts (with interest) that are not repaid on demand.

(c) Non-Funding Lenders.

(i) Unless Collateral Agent shall have received notice from a Lender prior to the date of any Term Loan that such Lender will not make available to Collateral Agent such Lender’s Pro Rata Share of such Term Loan, Collateral Agent may assume that such Lender will make such amount available to it on the date of such Term Loan, and Collateral Agent may (but shall not be obligated to), in reliance upon such assumption, make available a corresponding amount for the account of Borrower on such date. If and to the extent that such Lender shall not have made such amount available to Collateral Agent, such Lender and Borrower severally agree to repay to Collateral Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the day such amount is made available to Borrower until the day such amount is repaid to Collateral Agent, at a rate per annum equal to the interest rate applicable to the Obligation that would have been created when Collateral Agent made available such amount to Borrower had such Lender made a corresponding payment available. If such Lender shall repay such corresponding amount to Collateral Agent, the amount so repaid shall constitute such Lender’s portion of such Term Loan for purposes of this Agreement.

(ii) To the extent that any Lender has failed to fund any Term Loan or any other payments required to be made by it under the Loan Documents after any such Term Loan is required to be made or such payment is due (a “Non-Funding Lender”), Collateral Agent shall be entitled to set off the funding short-fall against that Non-Funding Lender’s Pro Rata Share of all payments received from or on behalf of Borrower thereunder. The failure of any Non-Funding Lender to make any Term Loan or any payment required by it hereunder shall not relieve any other Lender (each such other Lender, an “Other Lender”) of its obligations to make such Term Loan, but neither any Other Lender nor Collateral Agent shall be responsible for the failure of any Non-Funding Lender to make such Term Loan or make any other payment required hereunder. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a “Lender” (or be included in the calculation of “Required Lenders” hereunder) for any voting or consent rights under or with respect to any Loan Document. At Borrower’s request, Collateral Agent or a Person reasonably acceptable to Collateral Agent shall have the right with Collateral Agent’s consent and in Collateral Agent’s sole discretion (but Collateral Agent or any such Person shall have no obligation) to purchase from any Non-Funding Lender, and each Lender agrees that if it becomes a Non-Funding Lender it shall, at Collateral Agent’s request, sell and assign to Collateral Agent or such Person, all of the Term Loan Commitment (if any), and all of the outstanding Term Loan of that Non-Funding Lender for an amount equal to the aggregate outstanding principal balance of the Term Loan held by such Non-Funding Lender and all accrued and unpaid interest with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed assignment agreement in form and substance reasonably satisfactory to, and acknowledged by, Collateral Agent.

(d) Actions in Concert. Anything in this Agreement to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of any Loan Document (including exercising any rights of setoff) without first obtaining the prior written consent of Collateral Agent or, the Required Lenders, it being the intent of Lenders that any such action to protect or enforce rights under any Loan Document shall be taken in concert and at the direction or with the consent of Collateral Agent or, the Required Lenders.

11. Erroneous Payments.

(a) Each Lender hereby agrees that (i) if the Collateral Agent notifies such Lender that the Collateral Agent has determined in its sole discretion that any funds received by such Lender from the Collateral Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Lender (whether or not known to such Lender) (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Collateral Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Collateral Agent in same day funds at the greater of the federal funds rate and a rate determined by the Collateral Agent in accordance with banking industry rules on interbank compensation from time to time in effect and (ii) to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Collateral Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. A notice of the Collateral Agent to any Lender under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting immediately preceding clause (a), each Lender hereby further agrees that if it receives an Erroneous Payment from the Collateral Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Collateral Agent (or any of its Affiliates) with respect to such Erroneous Payment (an “Erroneous Payment Notice”), (y) that was not preceded or accompanied by an Erroneous Payment Notice, or (z) that such Lender otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), in each case, an error has been made (and that it is deemed to have knowledge of such error at the time of receipt of such Erroneous Payment) with respect to such Erroneous Payment, and to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Collateral Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. Each Lender agrees that, in each such case, it shall promptly (and, in all events, within one Business Day of its knowledge (or deemed knowledge) of such error) notify the Collateral Agent of such occurrence and, upon demand from the Collateral Agent, it shall promptly, but in all events no later than one Business Day thereafter, return to the Collateral Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Collateral Agent in same day funds at the greater of the federal funds rate and a rate determined by the Collateral Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(c) Each Loan Party hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Erroneous Payment (or portion thereof) for any reason, the Collateral Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Loan Parties.

(d) This Section 11 shall not apply to the disbursement of any proceeds of a Loan to or at the express direction of the Borrower, and no Erroneous Payment shall constitute, create, increase or otherwise alter any Obligations of the Loan Parties under the Loan Documents or otherwise. An Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Loan Parties; provided that this Section 11 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Loan Parties relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Collateral Agent.

(e) Each party’s obligations under this Section 11 shall survive the resignation or replacement of the Collateral Agent, the termination of the Term Loan Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

EXHIBIT C

Loan Payment Request Form

Fax To: (212) 993-1698	Date:

LOAN PAYMENT:
VAPOTHERM, INC.

From Account # ________________________________________	To Account # ______________________________________
(Deposit Account #)	(Loan Account #)
Principal $____________________________________________	and/or Interest $____________________________________

Authorized Signature:________________	Phone Number: _________________________
Print Name/Title: ___________________

LOAN ADVANCE:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account # ________________________________________	To Account # ______________________________________
(Loan Account #)	(Deposit Account #)

Amount of Advance $_________________

All of each Loan Party’s representations and warranties in the Loan and Security Agreement are true and correct in all material respects on the date of the request for an advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true and correct all material respects as of such date:

Authorized Signature:___________________	Phone Number: _____________________
Print Name/Title:______________________

OUTGOING WIRE REQUEST:

Complete only if all or a portion of funds from the loan advance above is to be wired.

Beneficiary Name: ________________________	Amount of Wire: $_________________________
Beneficiary Bank: ________________________	Account Number: _________________________
City and State: ____________________

Beneficiary Bank Transit (ABA) #:_________________________	Beneficiary Bank Code (Swift, Sort, Chip, etc.): ________
(For International Wire Only)
Intermediary Bank: _____________________________________	Transit (ABA) #: _________________________________
For Further Credit to:_________________________________________________________________________________________
Special Instruction: __________________________________________________________________________________________

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature: __________________________________	2nd Signature (if required): _________________
Print Name/Title: _______________________________	Print Name/Title: ____________
Telephone #: __________________________ Telephone #: _______________

EXHIBIT D

Compliance Certificate

TO:	SLR INVESTMENT CORP., as Collateral Agent and Lender

FROM:	VAPOTHERM, INC.

The undersigned authorized officer (“Officer”) of VAPOTHERM, INC. (“Borrower”), in his capacity as an authorized officer of the Borrower and not in his individual capacity, hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated as of February 18, 2022 by and among Borrower, the Guarantors, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a) There are no existing defaults or Events of Default, except as noted below;

(b) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects as of such date.

(c) Borrower, and each of Borrower’s Subsidiaries, has timely filed all required Tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and material local, Taxes, owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;

(d) Except as noted below, no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders; and

(e) Attached is an updated Perfection Certificate.1

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies

1)	Financial statements	Monthly within 30 days		Yes	No	N/A

2)	Annual (CPA Audited) statements	Within 90 days after FYE		Yes	No	N/A

3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within earlier 10 days of approval or February 28), and when revised		Yes	No	N/A

4)	8-K, 10-K and 10-Q Filings	Within 5 days of filing		Yes	No	N/A

[1]	To be delivered with the financial statements for the third month of any calendar quarter.

5)	Compliance Certificate	Monthly within 30 days		Yes	No	N/A

6)	Total amount of Borrower’s and Guarantor’s cash and Cash Equivalents at the last day of the measurement period		$________			N/A

7)	Total amount of Borrower’s Subsidiaries’ (other than Guarantors) cash and Cash Equivalents at the last day of the measurement period		$________			N/A

Deposit and Securities Accounts

(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?	Account Control Agreement in place?

1)			Yes No	Yes No

2)			Yes No	Yes No

3)			Yes No	Yes No

4)			Yes No	Yes No

Financial Covenants

Minimum Net Product Revenue:

Minimum Net Product Revenue (period ending __________)	(A) Actual Net Product Revenue $___________	(B) Minimum Net Product Revenue per Section 7.13(a) $____________	Complies with Minimum Net Product Revenue (Is (A) greater than or equal to (B))?

Yes (in compliance)         No (not in compliance) (N/A)

Minimum Liquidity:

Minimum Liquidity Covenant	Qualified Cash	A/P not paid within 90 days from invoice date	Complies with Minimum Liquidity Requirement (Is (A) minus (B) greater than $5 million)?

Yes (in compliance)         No (not in compliance) (N/A)

Other Matters

1)	Have there been any changes in Key Persons since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)	Have there been any new or pending claims or causes of action against Borrower that involve more than Five Hundred Thousand Dollars ($500,000.00)?	Yes	No

4)	Have there been any amendments of or other changes to the respective Operating Documents of Borrower or any Guarantor? If yes, provide copies of any such amendments or changes with this Compliance Certificate.	Yes	No

5)	Has Borrower or any Subsidiary entered into or amended any Material Agreement? If yes, please explain and provide a copy of the Material Agreement(s) and/or amendment(s).	Yes	No

6)	Has Borrower provided the Collateral Agent with all notices required to be delivered under Sections 6.2(a) and 6.2(b) of the Loan Agreement?	Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

VAPOTHERM, INC.

By:
Name:
Title:

Date:

COLLATERAL AGENT USE ONLY

Received by:	Date: ____________

Verified by:	Date: ____________

Compliance Status: Yes No

Exhibit E

CORPORATE BORROWING CERTIFICATE

BORROWER:	VAPOTHERM, INC.	DATE: February 18, 2022
LENDER:	SLR INVESTMENT CORP., as Collateral Agent and Lender

I hereby certify as follows, as of the date set forth above:

1. I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2. Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware.

3. Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws. Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4. The following resolutions were duly and validly adopted by Borrower’s board of directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

[Balance of Page Intentionally Left Blank]

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
__________________________	__________________________	__________________________	☐
__________________________	__________________________	__________________________	☐
__________________________	__________________________	__________________________	☐
__________________________	__________________________	__________________________	☐

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from the Lenders.

Execute Loan Documents. Execute any loan documents any Lender requires.

Grant Security. Grant Collateral Agent a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Pay Fees. Pay fees under the Loan Agreement or any other Loan Document.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

[Balance of Page Intentionally Left Blank]

5. The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:

Name:

Title:

***

If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as

                [print title]

of the date set forth above.

By:

Name:

Title:

[Signature Page to Corporate Borrowing Certificate]

EXHIBIT A

Certificate of Incorporation (including amendments)

[see attached]

EXHIBIT B

Bylaws

[see attached]

EXHIBIT F

ACH LETTER

SLR INVESTMENT CORP.

500 Park Avenue, 3rd Floor

New York, NY 10022

Attention: Anthony Storino

Fax: (212) 993-1698

Email: astorino@slrcp.com

Re: Loan and Security Agreement dated as of February 18, 2022 (the “Agreement”) by and among VAPOTHERM, INC. (“Borrower”), SLR Investment Corp. (“SLR”), as collateral agent (in such capacity, “Collateral Agent”) and the Lenders listed on Schedule 1.1 thereof or otherwise a party thereto from time to time, including SLR in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”). Capitalized terms used but not otherwise defined herein shall have the meanings given them under the Agreement.

In connection with the above referenced Agreement, the Borrower hereby authorizes the Collateral Agent to, at its discretion and with prior notice of at least one (1) Business Day, initiate debit entries to the Borrower’s account indicated below (i) on each payment date of all Obligations then due and owing, (ii) at any time any payment due and owing with respect to Lenders’ Expenses, and (iii) upon an Event of Default, any other Obligations outstanding, in each case pursuant to Section 2.3(e) of the Agreement. The Borrower authorizes the depository institution named below to debit to such account.

DEPOSITORY NAME	BRANCH
CITY	STATE AND ZIP CODE
TRANSIT/ABA NUMBER	ACCOUNT NUMBER

This authority will remain in full force and effect so long as any amounts are due under the Agreement.

[Signature page to follow]

VAPOTHERM, INC.

By: _________________________________________

Title: ________________________________________

Date: ________________________________________

Exhibit G

Form of Secured Promissory Note

SECURED PROMISSORY NOTE

(Term [A][B] Loan)

$____________________	Dated: [DATE]

FOR VALUE RECEIVED, the undersigned, Vapotherm, Inc., a Delaware corporation with offices located at 100 Domain Drive, Exeter, NH 03833 (“Borrower”) HEREBY PROMISES TO PAY SLR Investment Corp. (“Lender”) (or its registered assigns) the principal amount of [___________]DOLLARS ($______________) or such lesser amount as shall equal the outstanding principal balance of the Term [A][B] Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term [A][B] Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated as of February 18, 2022 by and among Borrower, the Guarantors, Lender, SLR Investment Corp., as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term [A][B] Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term [A][B] Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2(c), Section 2.2(d) or Section 6.5 of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term [A][B] Loan, interest on the Term [A][B] Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer (a) is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation and (b) is permitted under Section 12.2 of the Loan Agreement. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

VAPOTHERM, INC.

By
Name:
Title:

LOAN AND PAYMENTS OF PRINCIPAL

Date	Interest Rate	Principal Amount	Scheduled Payment Amount	Notation By

Exhibit H

Form of Warrant

[see attached]

Exhibit I

Taxes; Increased Costs.

1. Defined Terms. For purposes of this Exhibit I:

(a) “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

(b) “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (A) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (B) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Term Loan or Term Loan Commitment pursuant to a law in effect on the date on which (A) such Lender acquires such interest in the Term Loan or Term Commitment or (B) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2 or Section 4 of this Exhibit I, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 7 of this Exhibit I and (iv) any withholding Taxes imposed under FATCA.

(c) “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Internal Revenue Code.

(d) “Foreign Lender” means a Lender that is not a U.S. Person.

(e) “Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (ii) to the extent not otherwise described in clause (i), Other Taxes.

(f) “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Term Loan or Loan Document).

(g) “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

(h) “Recipient” means Collateral Agent or any Lender, as applicable.

(i) “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

(j) “Withholding Agent” means Borrower and Collateral Agent.

2. Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2 or Section 4 of this Exhibit I) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

3. Payment of Other Taxes by Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of Collateral Agent timely reimburse it for the payment of, any Other Taxes.

4. Indemnification by Loan Parties. The Loan Parties shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under Section 2 of this Exhibit I or this Section 4) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender (with a copy to Collateral Agent), or by Collateral Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

5. Indemnification by the Lenders. Each Lender shall severally indemnify Collateral Agent, within 10 days after demand therefor, for (a) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified Collateral Agent for such Indemnified Taxes and without limiting the obligation of any Loan Party to do so), (b) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.1 of the Agreement relating to the maintenance of a Participant Register and (c) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Collateral Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Collateral Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Collateral Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Collateral Agent to the Lender from any other source against any amount due to Collateral Agent under this Section 5.

6. Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to the provisions of this Exhibit I, the Loan Party shall deliver to Collateral Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Collateral Agent.

7. Status of Lenders.

(a) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Collateral Agent, at the time or times reasonably requested by Borrower or Collateral Agent, such properly completed and executed documentation reasonably requested by Borrower or Collateral Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Collateral Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower or Collateral Agent as will enable Borrower or Collateral Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 7(b)(i), 7(b)(ii) and 7(b)(iv) of this Exhibit I) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(b) Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person,

(i) any Lender that is a U.S. Person shall deliver to Borrower and Collateral Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Collateral Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(ii) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Collateral Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Collateral Agent), whichever of the following is applicable:

(A)

in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(B)	executed copies of IRS Form W-8ECI;

(C)

in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate, in form and substance reasonably acceptable to Borrower and Collateral Agent, to the effect that such Foreign Lender (or other applicable Person) is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(D)

to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(iii) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Collateral Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Collateral Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or Collateral Agent to determine the withholding or deduction required to be made; and

(iv) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to Borrower and Collateral Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Collateral Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by Borrower or Collateral Agent as may be necessary for Borrower and Collateral Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(v) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Collateral Agent in writing of its legal inability to do so.

8. Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to the provisions of this Exhibit I (including by the payment of additional amounts pursuant to the provisions of this Exhibit I), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under the provisions of this Exhibit I with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 8 (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 8, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 8 the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 8 shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

9. Increased Costs. If any change in applicable law shall subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, and the result shall be to increase the cost to such Recipient of making, converting to, continuing or maintaining any Term Loan or of maintaining its obligation to make any such Term Loan, or to reduce the amount of any sum received or receivable by such Recipient (whether of principal, interest or any other amount), then, upon the request of such Recipient, the applicable Loan Party will pay to such Recipient such additional amount or amounts as will compensate such Recipient for such additional costs incurred or reduction suffered.

10. Survival. Each party’s obligations under the provisions of this Exhibit I shall survive the resignation or replacement of Collateral Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Term Loan Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

EXHIBIT B

[Redline of Loan and Security Agreement, conformed through Amendment No. 3]

[see attached]

Exhibit B

Execution Version

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (as amended by ~~the~~ Amendment No. 1, as further amended by ~~the~~ Amendment No. 2, as further amended by Amendment No. 3 and as the same may be further amended, restated, amended and restated, modified, or supplemented from time to time, this “Agreement”) dated as of February 18, 2022 (the “Effective Date”) among SLR Investment Corp., a Maryland corporation with an office located at 500 Park Avenue, 3rd Floor, New York, NY 10022 (“SLR”), as collateral agent (in such capacity, together with its successors and permitted assigns in such capacity, “Collateral Agent”), and the lenders listed on Schedule 1.1 hereof or otherwise a party hereto from time to time including SLR in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), Vapotherm, Inc., a Delaware corporation with offices located at 100 Domain Drive, Exeter, NH 03833 (the “Borrower”), HGE HEALTH CARE SOLUTIONS, LLC, a Delaware limited liability company (“HGE”), VAPOTHERM ACCESS CARE MANAGEMENT NETWORK, LLC, a Delaware limited liability company (“Vapotherm Network”), and VAPOTHERM ACCESS MANAGEMENT SERVICES, LLC, an Oklahoma limited liability company (“Vapotherm Services”), as Guarantors and each other Guarantor party hereto from time to time, provides the terms on which the Lenders shall lend to Borrower and Loan Parties shall repay the Lenders. The parties agree as follows:

1. DEFINITIONS AND OTHER TERMS

1.1 Terms. Capitalized terms used herein shall have the meanings set forth in Section 1.4 to the extent defined therein. All other capitalized terms used but not defined herein shall have the meaning given to such terms in the Code. Any accounting term used but not defined herein shall be construed in accordance with GAAP and all calculations shall be made in accordance with GAAP, consistently applied; provided that all leases of any Person that were or would have been characterized as operating leases in accordance with GAAP as of December 31, 2018 (whether or not such operating leases were in effect on such date) shall be accounted for as operating leases (and not capital leases) for purposes of this Agreement regardless of any change in GAAP following such date that would otherwise require such leases to be recharacterized (on a prospective or retroactive basis or otherwise) as capital leases. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and any of the Borrower, the Collateral Agent or the Required Lenders shall so request, the Collateral Agent, the Lenders and the Borrower on behalf of the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders), provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Collateral Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. The term “financial statements” shall include the accompanying notes and schedules.

1.2 Section References. Any section, subsection, schedule or exhibit references are to this Agreement unless otherwise specified.

1.3 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.

1.4 Definitions. The following terms are defined in the Sections or subsections referenced opposite such terms:

“Agreement”	Preamble
“Allocable Amount”	Section 13.7(b)
“Approved Lender”	Section 12.1
“Borrower”	Preamble
“Claims”	Section 12.2
“Collateral Agent”	Preamble

“Collateral Agent Report”	Exhibit B, Section 5
“Communications”	Section 10
“Connection Income Taxes”	Exhibit I, Section 1
“Default Rate”	Section 2.3(b)
“Effective Date”	Preamble
“Event of Default”	Section 8
“Excluded Accounts”	Section 6.6(a)
“Excluded Taxes”	Exhibit I, Section 1
“FATCA”	Exhibit I, Section 1
“Guarantor Payment”	Section 13.7(a)
“Indemnified Person”	Section 12.2
“Indemnified Taxes”	Section 2.5(a)
“Lender” and “Lenders”	Preamble
“Lender Transfer”	Section 12.1
“Minimum Liquidity Requirement”	Section 7.13(b)
“New Subsidiary”	Section 6.10
“Non-Funding Lender”	Exhibit B, Section 10(c)(ii)
“Open Source Licenses”	Section 5.2(f)
“Other Connection Taxes”	Exhibit I, Section 1
“Other Lender”	Exhibit B, Section 10(c)(ii)
“Other Taxes”	Exhibit I, Section 1
“Perfection Certificate” and “Perfection Certificates”	Section 5.1
“Recipient”	Exhibit I, Section 1
“Secured Promissory Note”	Section 2.6
“SLR”	Preamble
“Taxes”	Section 2.5(a)
“Term A Loan”	Section 2.2(a)(i)
“Term Loan”	Section 2.2(a)(iii)
“Transfer”	Section 7.1

In addition to the terms defined elsewhere in this Agreement, the following terms have the following meanings:

“1-Month CME Term SOFR” is the 1-month CME Term SOFR reference rate as published by the CME Term SOFR Administrator on the CME Term SOFR Administrator’s Website.

“Account” is any “account” as defined in the Code with such additions to such term as may hereafter be made under the Code, and includes, without limitation, all accounts receivable and other sums owing to any Loan Party.

“Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made under the Code.

“ACH Letter” is ACH debit authorization in the form of Exhibit F hereto.

“Acquisition” means any transaction, or any series of related transactions, by which any Person directly or indirectly, by means of a take-over bid, tender offer, license, amalgamation, merger, purchase of equity interests, purchase of assets, or similar transaction having the same effect as any of the foregoing, (i) acquires all or substantially all of the assets of any other Person or all or substantially all assets of any business line, division or product line (including research and development and related assets in respect of any product) of any other Person, (ii) acquires more than fifty percent (50%) of the Equity Interests of another Person which, on a fully-diluted basis (and taking into account all Equity Interests the acquiring person has the right or option to acquire) gives such acquiring Person control over such other Person, including by way of power to elect a majority of the members of the board of directors (or equivalent) of such Person or (iii) acquires, or acquires the right to use, develop or sell (in each case, including through licensing), any product, product line or Intellectual Property of or from any other Person.

“Affiliate” of any Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Amortization Date” is March 1, 2026; provided that if as of December 31, 2025, Borrower achieves Net Product Revenue greater than or equal to Sixty-Eight Million Dollars ($68,000,000.00), measured on a trailing six-month basis, calculated consistently with the methodology used in the Projections and subject to the reasonable verification by Collateral Agent (including supporting documentation reasonably requested by Collateral Agent), then, at Borrower’s written election to Collateral Agent on or prior to February 1, 2026, there shall be no Amortization Date hereunder.

“Amendment No. 1” means that certain Amendment No. 1 to Loan and Security Agreement, dated as of the Amendment No. 1 Effective Date, by and among, the Borrower, the Collateral Agent and the Lenders.

“Amendment No. 1 Effective Date” means August 1, 2022.

“Amendment No. 2” means that certain Amendment No. 2 to Loan and Security Agreement, dated as of the Amendment No. 1 Effective Date, by and among, each Loan Party, the Collateral Agent and the Lenders.

“Amendment No. 2 Effective Date” means September 30, 2022.

“Amendment No. 3” means that certain Amendment No. 3 to Loan and Security Agreement, dated as of the Amendment No. 3 Effective Date, by and among, each Loan Party, the Collateral Agent and the Lenders.

“Amendment No. 3 Effective Date” means November 22, 2022.

“Anti-Terrorism Laws” are any laws, rules, regulations or orders relating to terrorism or money laundering, including without limitation Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by OFAC.

“Applicable Rate” means a per annum rate of interest equal to (a) the greater of (i) 1.00% and (ii) the Benchmark in effect from time to time, plus (b) 8.30%, of which, (i) after the Amendment No. 3 Effective Date and prior to achievement of the Minimum Net Equity Proceeds Milestone and until December 31, 2023 (or such later date as Collateral Agent may agree in its sole discretion), at Borrower’s election and subject to Section 2.3, up to eight percent (8.00%) (any such amount to be selected in increments of 1.00%) may be PIK Interest and (ii) on and after achievement of the Minimum Net Equity Proceeds Milestone and until December 31, 2023 (or such later date as Collateral Agent may agree in its sole discretion), at Borrower’s election and subject to Section 2.3, up to four percent (4.00%) (any such amount to be selected in increments of 1.00%) may be PIK Interest. Notwithstanding the foregoing, upon the occurrence of a Benchmark Transition Event, Collateral Agent may, in good faith and in consultation with the Borrower amend this Agreement to replace the then-current Benchmark in a manner consistent with other loans in Collateral Agent’s portfolio so that such changes result in a substantially similar interest rate to the interest rate in effect immediately prior to the effectiveness of such Benchmark, and any such amendment shall become effective at 5:00 p.m. New York time on the third Business Day after Collateral Agent has notified Borrower of such amendment. Any determination, decision or election that may be made by Collateral Agent pursuant hereto will be conclusive and binding absent manifest error and may be made in Collateral Agent’s sole discretion and without consent from any other party.

“Approved Fund” is any (i) investment company, fund, trust, securitization vehicle or conduit that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business or (ii) any Person (other than a natural person) which temporarily warehouses loans for any Lender or any entity described in the preceding clause (i) and that, with respect to each of the preceding clauses (i) and (ii), is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) a Person (other than a natural person) or an Affiliate of a Person (other than a natural person) that administers or manages a Lender.

“Benchmark” is, initially, the 1-Month CME Term SOFR plus the SOFR Adjustment; provided, that if a Benchmark Transition Event has occurred with respect to the 1-Month CME Term SOFR or the then-current Benchmark, then “Benchmark” is the applicable replacement rate that has replaced the immediately preceding benchmark rate pursuant to the defined term “Applicable Rate”.

“Benchmark Transition Event” is the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator for such Benchmark announcing that such Person has ceased or will cease to provide such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark;

(b) a public statement or publication of information by the regulatory supervisor for the administrator for such Benchmark, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, which states that the administrator for such Benchmark has ceased or will cease to provide such Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark;

(c) a public statement or publication of information by the administrator of such Benchmark or the regulatory supervisor for the administrator for such Benchmark announcing that such Benchmark is not, or as of a specified future date will not be, representative or in compliance with the International Organization of Securities Commissions Principles for Financial Benchmarks.

“Blocked Person” is: (a) any Person listed in the annex to Executive Order No. 13224, (b) any Person owned or controlled by, or to the actual knowledge of any Responsible Officer of any Loan Party, any Person acting for or on behalf of, any Person that is listed in the annex to Executive Order No. 13224, (c) to the actual knowledge of any Responsible Officer of any Loan Party, any Person with which any Lender is prohibited from dealing with in any transaction in violation of any Anti-Terrorism Law or (d) any Person named a “specially designated national” or “blocked person” on the most current list published by OFAC.

“Borrower’s Books” are Borrower’s or any of the Guarantor’s books and records including ledgers, federal, state, local and foreign tax returns, records regarding Borrower’s or the Guarantor’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Business Day” is any day that is not a Saturday, Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Cash Equivalents” are (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., (c) certificates of deposit maturing no more than one (1) year after issue provided that the account in which any such certificate of deposit is maintained is subject to a Control Agreement in favor of Collateral Agent unless such certificates of deposit are entered into to secure (or backstop) Permitted Indebtedness, and (d) any money market or similar funds that exclusively hold any of the foregoing.

“CME Term SOFR Administrator” is CME Group Benchmark Administration Limited, as administrator of the forward-looking term SOFR, or any successor administrator.

“CME Term SOFR Administrator’s Website” is the website of the CME Group Benchmark Administrator at http://www.cmegroup.com, or any successor source.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Collateral Agent’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is any and all properties, rights and assets of the Borrower and any Guarantor described on Exhibit A.

“Collateral Account” is any Deposit Account, Securities Account, or Commodity Account, or any other bank account maintained by Borrower or any Guarantor at any time, in each case, other than any Excluded Account.

“Commitment Percentage” is set forth in Schedule 1.1, as amended from time to time.

“Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made under the Code.

“Compliance Certificate” is that certain certificate in substantially the form attached hereto as Exhibit D.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith and, to the extent applicable, in accordance with GAAP; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Control Agreement” is any control agreement entered into among the depository institution at which Borrower or any Guarantor maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower or any Guarantor maintains a Securities Account or a Commodity Account, Borrower or such Guarantor, as applicable, and Collateral Agent pursuant to which Collateral Agent, for the ratable benefit of the Secured Parties, obtains “control” (within the meaning of the Code) over such Deposit Account, Securities Account, or Commodity Account.

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made under the Code.

“Disqualified Institution” is, as of the date of determination, a Person (i) identified by the Borrower in writing to the Collateral Agent on or prior to the Effective Date as a competitor (or as an Affiliate of a competitor) of the Borrower and its Subsidiaries, (ii) identified by the Borrower in writing to the Collateral Agent from time to time after the Effective Date as a competitor (or as an Affiliate of a competitor) of the Borrower and its Subsidiaries and (iii) any reasonably identifiable Affiliate of any Person referred to in clauses (i) or (ii) above solely on the basis of its name; provided that the foregoing shall not apply retroactively to disqualify any Persons that have previously acquired an assignment or participation interest in the Term Loans to the extent such party was not a Disqualified Institution at the time of the applicable assignment or participation, as the case may be.

“Dollars,” “dollars” and “$” each mean lawful money of the United States.

“Domestic Subsidiary” means a Subsidiary that is organized under the laws of the United States or any state or territory thereof.

“Eligible Assignee” is (i) a Lender, (ii) an Affiliate of a Lender, (iii) an Approved Fund and (iv) any commercial bank, savings and loan association or savings bank or any other entity which is an “accredited investor” (as defined in Regulation D under the Securities Act of 1933, as amended) and which extends credit or buys loans as one of its businesses, including insurance companies, mutual funds, lease financing companies and commercial finance companies, in each case, which either (A) has a rating of BBB or higher from Standard & Poor’s Rating Group and a rating of Baa2 or higher from Moody’s Investors Service, Inc. at the date that it becomes a Lender or (B) has total assets in excess of One Billion Dollars ($1,000,000,000.00); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include, unless an Event of Default has occurred and is continuing, (1) Borrower or any of Borrower’s Affiliates or Subsidiaries, or (2) a Disqualified Institution. Notwithstanding the foregoing, (x) in connection with any assignment by a Lender as a result of a forced divestiture at the request of any regulatory agency, the restrictions set forth above in this definition shall not apply and Eligible Assignee shall mean any Person or party and (y) in connection with a Lender’s own financing or securitization transactions, the restrictions set forth above in this definition shall not apply and Eligible Assignee shall mean any Person or party providing such financing or formed to undertake such securitization transaction and transferee of such Person or party upon the occurrence of a default, event of default or similar occurrence, with respect to such financing or securitization transaction; provided that no such sale, transfer, pledge or assignment under this clause (y) shall release such Lender from any of its obligations hereunder or substitute any such Person or party for such Lender as a party hereto until Collateral Agent shall have received and accepted an effective assignment agreement from such Person or party in form satisfactory to Collateral Agent executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such Eligible Assignee as Collateral Agent reasonably shall require.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made under the Code, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” is the Employee Retirement Income Security Act of 1974, as amended, and its regulations.

“Exigent Circumstance” means any event or circumstance that, in the reasonable judgment of Collateral Agent, imminently threatens the ability of Collateral Agent to realize upon all or any material portion of the Collateral, such as, without limitation, fraudulent removal, concealment, or abscondment thereof, destruction or material waste thereof, or failure of Borrower or any of its Subsidiaries after reasonable demand to maintain or reinstate casualty insurance coverage required by Section 6.5, or which, in the judgment of Collateral Agent, could reasonably be expected to result in a material diminution in value of the Collateral.

“Existing Credit Facilities” refers to that certain Loan and Security Agreement, dated as of October 1, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Effective Date), between the Borrower and Canadian Imperial Bank of Commerce and all “Loan Documents” referred to therein.

“FDA” means the U.S. Food and Drug Administration or any successor thereto.

“Fee Letter” means that certain Fee Letter dated the Effective Date, between the Borrower and SLR and acknowledged by the other Loan Parties, as amended and restated on the Amendment No. 2 Effective Date, as further amended and restated on the Amendment No. 3 Effective Date, and as further amended, amended and restated, supplemented or otherwise modified from time to time.

“Foreign Subsidiary” means a Subsidiary that is not a Domestic Subsidiary.

“Funding Date” is any date on which a Term Loan is made to or on account of Borrower which shall be a Business Day.

“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession in the United States, which are applicable to the circumstances as of the date of determination.

“General Intangibles” are all “general intangibles” as defined in the Code with such additions to such term as may hereafter be made under the Code, and includes without limitation, all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, any trade secret rights, including any rights to unpatented inventions, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income and other tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof (including the FDA), or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state or locality of the United States, the United States, or a foreign government.

“Guarantor” is any Person providing a Guaranty in favor of Collateral Agent for the benefit of the Secured Parties (including without limitation pursuant to Section 6.10 and/or Section 13).

“Guaranty” is any guarantee in form and substance reasonably satisfactory to the Collateral Agent and the applicable Guarantor of all or any part of the Obligations, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Indebtedness” is (without duplication) (a) indebtedness for borrowed money or the deferred price of property or services (other than trade payables in the ordinary course of business and not overdue by more than 90 days,), (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) all obligations of such Person as lessee under capital lease obligations that have been or should be recorded as liabilities on a balance sheet of such Person in accordance with GAAP, (d) non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit, banker’s acceptance, surety bonds or similar instruments, (e) equity securities of such Person subject to repurchase or redemption prior to the Maturity Date other than at the sole option of such Person (f) Indebtedness secured by a Lien on any asset of such Person, whether or not such obligation is otherwise an obligation of such Person (with the amount thereof being measured as the fair market value of such property), (g) “earnouts” (to the extent due and owing and not paid in a timely manner), purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing obligations of any nature of such Person arising out of purchase and sale contracts (in each case, other than trade payables in the ordinary course of business), (h) all Indebtedness of others guaranteed by such Person, (i) off-balance sheet liabilities and/or pension plan or multiemployer plan liabilities of such Person, (j) obligations arising under non-compete agreements, (k) obligations arising under bonus, deferred compensation, incentive compensation or similar arrangements, other than those arising in the ordinary course of business and (l) Contingent Obligations.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions or proceedings seeking reorganization, arrangement, or other relief.

“Insolvent” means not Solvent.

“Intellectual Property” means all of Borrower’s or any of its Subsidiaries’ right, title and interest in and to the following:

(a) its Copyrights, Trademarks and Patents;

(b) any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how, operating manuals;

(c) any and all source code;

(d) any and all design rights which may be available to Borrower or any of its Subsidiaries;

(e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and

(f) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Intellectual Property Security Agreement” means any Intellectual Property Security Agreement between Borrower (or a Guarantor) and Collateral Agent, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Inventory” is all “inventory” as defined in the Code with such additions to such term as may hereafter be made under the Code, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of any Person’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person.

“IRS” means the United States Internal Revenue Service.

“Key Person” is each of Borrower’s (i) President and Chief Executive Officer, who is Joseph Army as of the Effective Date and (ii) Chief Financial Officer, who is John Landry as of the Effective Date.

“Knowledge” means to the “best of” any Loan Party’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of the Responsible Officers.

“Lender” is any one of the Lenders.

“Lenders” are the Persons identified on Schedule 1.1 hereto and each assignee that becomes a party to this Agreement pursuant to Section 12.1.

“Lenders’ Expenses” are (a) all reasonable and documented out-of-pocket audit fees and expenses, costs, and expenses (including reasonable and documented attorneys’ fees and expenses of outside counsel, as well as appraisal fees, fees incurred on account of lien searches, inspection fees, and filing fees) for preparing, amending, negotiating and administering the Loan Documents, all as incurred by SLR, in its capacity as a Lender and as Collateral Agent, and (b) all reasonable and documented out-of-pocket fees and expenses (including reasonable and documented attorneys’ fees of outside counsel and expenses, as well as appraisal fees, fees incurred on account of lien searches, inspection fees, and filing fees) for defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) incurred by Collateral Agent and/or the Lenders.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest, or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Liquidity” means, as of any date of determination, the sum of (a) the aggregate amount of Qualified Cash of the Loan Parties minus (b) the Qualified Cash A/P Amount.

“Loan Documents” are, collectively, this Agreement, the Fee Letter, the Warrants, the Pledge Agreement, each Control Agreement, each Intellectual Property Security Agreement, the Perfection Certificates, the ACH Letter, each Compliance Certificate, each Loan Payment Request Form, any Guarantees, any subordination agreements relating to this Agreement, any note, or notes or guaranties executed by Borrower or any Guarantor in favor of the Collateral Agent or any Lender in connection with this Agreement, any agreements creating or perfecting rights in the Collateral (including all insurance certificates and endorsements, landlord consents and bailee consents) and any other present or future agreement entered into by Borrower or any Guarantor in favor of the Collateral Agent or any Lender in connection with this Agreement; all as amended, restated, or otherwise modified.

“Loan Party” means Borrower and each Guarantor.

“Loan Payment Request Form” is that certain form attached hereto as Exhibit C.

“Material Adverse Change” is (a) a material adverse change in the business, operations or condition (financial or otherwise) of Borrower and its Subsidiaries, when taken as a whole; or (b) a material impairment of (i) the prospect of repayment of any portion of the Obligations, (ii) the legality, validity or enforceability of any Loan Document, (iii) the rights and remedies of Collateral Agent or Lenders under any Loan Document except as the result of the action or inaction of the Collateral Agent or Lenders or (iv) the validity, perfection or priority of any Lien in favor of Collateral Agent for the benefit of the Secured Parties on any material portion of the Collateral except as the result of the action or inaction of the Collateral Agent or Lenders.

“Material Agreement” is any license, agreement or other contractual arrangement whereby Borrower or any of its Subsidiaries is reasonably likely to be required to transfer, either in-kind or in cash, assets or property valued (book or market) at more than Two Million and Five Hundred Thousand Dollars ($2,500,000.00) in the aggregate under, such license, agreement or other contractual arrangement in any calendar year.

“Maturity Date” is, for each Term Loan, February 1, 2027.

“Minimum Net Equity Proceeds Milestone” means Borrower’s receipt of at least $15,000,000.00 in unrestricted (including, not subject to any redemption, clawback, escrow or similar encumbrance or restriction) net cash proceeds from a bona fide equity financing or series of equity financings after the Amendment No. 3 Effective Date and prior to July 1, 2023.

“Net Product Revenue” means, as of a date of determination, product revenue (determined under GAAP) with respect to sale of ordinary course product and service offerings of Borrower and its Subsidiaries and related services directly sold with such product and service offerings, in each case determined in a manner consistent with the financial statements delivered to Collateral Agent on or prior to the Effective Date (including, for the avoidance of doubt, revenue from the discontinued operations of Vapo/Acess and Respricare); provided that any revenue associated with any Acquisition shall only contribute to Net Product Revenue to the extent such revenue is actually received following the consummation of such Acquisition and otherwise qualifies as Net Product Revenue.

“Non-Loan Party” means any Subsidiary of Borrower that is not a Loan Party.

“Obligations” are all of each Loan Party’s obligations to pay when due any debts, principal, interest, Lenders’ Expenses, the Prepayment Premium, all fees under the Fee Letter and any other amounts any Loan Party owes the Collateral Agent or the Lenders, in connection with, related to, or arising from, out of, or under, this Agreement, or the other Loan Documents, and including interest accruing after Insolvency Proceedings begin (whether or not allowed), including any such debts, liabilities, or obligations of any Loan Party assigned to the Lenders and/or Collateral Agent, and the performance of any Loan Party’s duties under the Loan Documents.

“OFAC” is the U.S. Department of Treasury Office of Foreign Assets Control.

“OFAC Lists” are, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.

“Operating Documents” are, for any Person, such Person’s formation documents, as certified by the Secretary of State (or equivalent agency) of such Person’s jurisdiction of organization on a date that is no earlier than thirty (30) days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, re-examination certificates, utility models, extensions and continuations-in-part of the same.

“Payment Date” is the first (1st) calendar day of each calendar month, commencing on March 1, 2022.

“Permitted Acquisition” means any Acquisition by Borrower or any Subsidiary of the Borrower as to which each of the following conditions is satisfied:

(a) immediately prior to, and after giving effect thereto, no default or Event of Default shall have occurred and be continuing or could reasonably be expected to result therefrom;

(b) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable laws, and in conformity with all applicable Governmental Approvals;

(c) in the case of the purchase of equity interests, such acquired target shall become a direct or indirect Subsidiary of the Borrower;

(d) the Borrower shall have taken, or caused to be taken, as of the date such acquired target becomes a Subsidiary of the Borrower, each of the actions required by Section 6.10 and Section 6.11 and as otherwise required under any Loan Document, as applicable;

(e) after giving pro forma effect to such Acquisition as if it occurred on the first day of the applicable six-month period, the Borrower shall be in compliance with financial covenants set forth in Section 7.13;

(f) the consideration (including cash and non-cash consideration, assumed liabilities, and any deferred or contingent consideration) payable in connection with all such Acquisitions shall not exceed (i) $5,000,000 during any consecutive twelve month period, and (ii) $10,000,000 during the term of this Agreement, in each case, in the aggregate, provided that non-cash consideration shall be valued at the valuation established in such Acquisition, or as otherwise reasonably approved by the Collateral Agent;

(g) promptly upon request by the Collateral Agent in the case of an Acquisition, the Borrower shall provide the following no later than ten (10) days prior to consummation of such Acquisition:

(i) a copy of the draft transaction documents related to the proposed Acquisition (and related documents requested by the Collateral Agent),

(ii) except in case of an Acquisition of assets not expected to result in any material change to operating income or operating expenses, quarterly and annual financial statements of the target for the most recently ended twelve month period ending not less than forty five (45) days prior to such Acquisition, including any audited financial statements that are available, and

(iii) any other information reasonably requested by the Collateral Agent and available to any Loan Party;

(h) the Borrower shall have provided the Collateral Agent with at least ten (10) Business Days’ (or such shorter period as agreed by the Collateral Agent) prior written notice of any such Acquisition, together with summaries, prepared in reasonable detail, of all due diligence conducted by or on behalf of the Borrower or the applicable Subsidiary, as applicable, prior to such Acquisition;

(i) the Collateral Agent shall have received a certificate of a Responsible Officer of the Borrower (prepared in reasonable detail), certifying as to any contingent liabilities and prospective research and development costs associated with the Person or assets being acquired;

(j) such Acquisition shall not include any hostile Acquisition;

(k) such Acquisition shall be cash flow neutral or accretive; and

(l) at least three (3) Business Days prior to the proposed date of such Acquisition (or such shorter period as agreed by the Collateral Agent), the Collateral Agent shall have received a certificate of a Responsible Officer of the Borrower (prepared in reasonable detail), certifying that such Acquisition complies with this definition, including calculations as to pro forma covenant compliance, in a form reasonably satisfactory to the Collateral Agent.

“Permitted Indebtedness” is:

(a) Each Loan Party’s Indebtedness under this Agreement and the other Loan Documents;

(b) Indebtedness existing on the Effective Date and disclosed on the Perfection Certificate;

(c) Indebtedness arising under letters of credit issued for the account of the Borrower or any of its Subsidiaries, in an aggregate face amount for all such letters of credit not to exceed $1,250,000 in the aggregate at any time;

(d) unsecured Indebtedness to trade creditors;

(e) Indebtedness consisting of capitalized lease obligations and purchase money Indebtedness, in each case incurred by Borrower or any of its Subsidiaries to finance the acquisition, repair, improvement or construction of fixed or capital assets of such person, provided that (i) the aggregate outstanding principal amount of all such Indebtedness does not exceed Seven Hundred Fifty Thousand Dollars ($750,000.00) at any time and (ii) the principal amount of such Indebtedness does not exceed the cost of the property so acquired or built or of such repairs or improvements financed with such Indebtedness (each measured at the time of such acquisition, repair, improvement or construction is made);

(f) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of Borrower’s or its Subsidiaries’ business;

(g) [reserved];

(h) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (e) above, provided that the principal amount thereof is not increased (other than by an amount not to exceed the amount of (i) any accrued but unpaid interest, fees and expenses and premiums related to the debt being refinanced and (ii) customary fees and expenses incurred in connection with such extension, refinancing, modification, amendment or restatement), and the terms thereof are not modified to impose materially more burdensome terms upon Borrower or its Subsidiary, as the case may be;

(i) Contingent Obligations in respect of Indebtedness that otherwise constitutes Permitted Indebtedness;

(j) Indebtedness incurred in connection with the financing of insurance premiums in the ordinary course of business in an outstanding principal amount not to exceed Seven Hundred Fifty Thousand Dollars ($750,000.00) in the aggregate at any time;

(k) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is extinguished within two (2) Business Days of notice to Borrower or the relevant Subsidiary of its incurrence;

(l) Indebtedness arising in connection with the Borrower’s credit card program and other cash management services incurred in the ordinary course of business and in an aggregate amount not to exceed Seven Hundred Fifty Thousand Dollars ($750,000) outstanding at any time;

(m) Indebtedness constituting Permitted Investments;

(n) Indebtedness on account of hedging arrangements entered into by the Borrower or any of its Subsidiaries for non-speculative purposes; and

(o) other Indebtedness in an aggregate outstanding principal amount not to exceed Seventy-Five Thousand Dollars ($75,000.00) at any time; provided that such Indebtedness shall not be secured by “all assets” or “substantially all assets” of the Borrower or any Guarantor.

“Permitted Investments” are:

(a) Investments disclosed on the Perfection Certificate and existing on the Effective Date;

(b) (i) Investments consisting of cash and Cash Equivalents, and (ii) any Investments permitted by Borrower’s investment policy, as amended from time to time, provided that such investment policy (and any such amendment thereto) has been approved in writing by Collateral Agent in its reasonable discretion; provided further that the investment policy delivered to the Collateral Agent on or prior to the Effective Date is deemed approved by the Collateral Agent;

(c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower or of any of its Subsidiaries;

(d) Investments consisting of guarantees by the Borrower or any of its Subsidiaries of obligations of the Borrower or any of its Subsidiaries consisting of (a) Permitted Indebtedness or (b) obligations that do not constitute Indebtedness;

(e) Investments in connection with Transfers permitted by Section 7.1;

(f) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower’s board of directors; not to exceed Three Hundred Thousand Dollars ($300,000.00) in the aggregate for (i) and (ii) in any fiscal year;

(g) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

(h) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (h) shall not apply to Investments of Borrower in any Subsidiary;

(i) (A) Investments between the Borrower and any Guarantor, (B) Investments by the Borrower or any Guarantor in Subsidiaries that are not Guarantors, not to exceed Six Hundred Thousand Dollars ($600,000.00) in any fiscal year and (C) Investments by Subsidiaries that are not Guarantors in the Borrower or any Guarantor or in any other Subsidiary that is not a Guarantor;

(j) Investments in joint ventures or strategic alliances in the ordinary course of Borrower’s or any of its Subsidiary’s business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by the Borrower and its Subsidiaries in reliance on this clause (j) do not exceed Five Hundred Thousand Dollars ($500,000.00) in the aggregate in any fiscal year;

(k) Permitted Acquisitions;

(l) Investments consisting of hedging arrangements entered into by the Borrower or any of its Subsidiaries for non-speculative purposes and in an aggregate notional amount for all such hedging agreements not in excess of $250,000; and

(m) other Investments not to exceed Seventy Five Thousand Dollars ($75,000.00) during any fiscal year.

“Permitted Licenses” are (A) licenses of over-the-counter software that is commercially available to the public, and (B) non-exclusive licenses for the use of the Intellectual Property of Borrower or any of its Subsidiaries entered into in the ordinary course of business, provided, that, with respect to each such license described in clause (B), the license constitutes an arms-length transaction, the terms of which, on their face, do not provide for a sale or assignment of any Intellectual Property and do not restrict the ability of Borrower or any of its Subsidiaries, as applicable, to pledge, grant a security interest in or lien on, or assign or otherwise Transfer any Intellectual Property.

“Permitted Liens” are:

(a) Liens existing on the Effective Date and disclosed on the Perfection Certificate;

(b) Liens for Taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith by appropriate proceedings diligently conducted and for which Borrower or the applicable Subsidiary maintains adequate reserves on its books;

(c) Liens securing Indebtedness permitted under clause (e) of the definition of “Permitted Indebtedness,” provided that (i) such liens exist prior to the acquisition of, or attach substantially simultaneous with, or within sixty (60) days after the, acquisition, lease, repair, improvement or construction of, such property financed or leased by such Indebtedness and (ii) such liens do not extend to any property of Borrower or any Subsidiary thereof other than the property (and proceeds thereof) acquired, leased or built, or the improvements or repairs, financed by such Indebtedness;

(d) Liens of carriers, warehousemen, suppliers, or other Persons that are possessory in nature arising in the ordinary course of business so long as such Liens secure liabilities which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

(e) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(f) Liens incurred in the extension, renewal or refinancing of the Indebtedness secured by Liens described in (a) and (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness may not increase (other than by an amount not to exceed the amount of (i) any accrued but unpaid interest, fees and expenses and premiums related to the Indebtedness being extended, renewed or refinanced and (ii) customary fees and expenses incurred in connection with such extension, renewal or refinancing);

(g) leases or subleases of real property granted in the ordinary course of Borrower’s or any of its Subsidiaries’ business, and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the ordinary course of Borrower’s or such Subsidiary’s business, if the leases, subleases, licenses and sublicenses granted by the Borrower or any Guarantor do not prohibit granting Collateral Agent or any Lender a security interest therein;

(h) banker’s liens, rights of setoff and Liens in favor of financial institutions incurred in the ordinary course of business arising in connection with Borrower’s or its Subsidiaries’ deposit accounts or securities accounts held at such institutions solely to secure payment of fees, costs, expenses and similar items and provided such accounts are maintained in compliance with Section 6.6(a) hereof;

(i) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 8.4 or 8.7;

(j) Permitted Licenses;

(k) cash collateral securing Indebtedness permitted by clause (c) of the definition of “Permitted Indebtedness”; provided that the aggregate amount of any such cash collateral provided to secure any letter of credit shall not exceed 105% of the face amount of such letter of credit;

(l) Liens arising from precautionary uniform commercial code financing statements filed under any lease permitted by this Agreement;

(m) Liens securing Indebtedness incurred under clause (l) of the definition of “Permitted Indebtedness” in an aggregate amount not to exceed Seven Hundred Fifty Thousand Dollars ($750,000.00) at any time;

(n) Liens securing the Obligations; and

(o) other Liens on assets (which shall not be “all assets” or “substantially all assets” of the Borrower or any Guarantor) securing Indebtedness or other obligations in an aggregate principal amount at any time outstanding not to exceed Seventy Five Thousand Dollars ($75,000.00).

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“PIK Interest” means interest payable in-kind by adding an amount equal to the applicable portion of the Applicable Rate of the outstanding principal amount to the then outstanding principal balance of the applicable Term Loans on a monthly basis on each Payment Date so as to increase the outstanding principal balance of such Term Loans.

“Pledge Agreement” means the Pledge Agreement dated as of the Effective Date between each Loan Party and Collateral Agent, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Prepayment Premium” is, with respect to any Term Loan subject to prepayment (including, without limitation, as a result of any refinancing, substitution or replacement) prior to the Maturity Date, whether by mandatory or voluntary prepayment, acceleration or otherwise (including, but not limited to, upon the occurrence of a bankruptcy or insolvency event (including the acceleration of claims by operation of law)), an additional fee payable to the Lenders in amount equal to:

(i) for such a prepayment made during the period commencing on the Effective Date and ending on the day immediately preceding the first anniversary of the Effective Date, three percent (3.00%) of the principal amount of such Term Loan prepaid;

(ii) for such a prepayment made during the period commencing on the first anniversary of the Effective Date and ending on the date immediately preceding the second anniversary of the Effective Date, two percent (2.00%) of the principal amount of such Term Loan prepaid; and

(iii) for such a prepayment made during the period commencing on the second anniversary of the Effective Date and ending on the day immediately preceding the Maturity Date, one percent (1.00%) of the principal amount of the Term Loans prepaid.

Notwithstanding the foregoing, the Prepayment Premium shall be zero percent (0.00%) of the principal amount of the Term Loan prepaid in the event that any such prepayment of the Term Loans (a) results from SLR or any Affiliate of SLR (in their sole and absolute discretion) refinancing the Term Loans or (b) is made, at Collateral Agent’s option, in accordance with Section 6.5.

“Projections” are the projections delivered and accepted by Collateral Agent and the Lenders on or prior to the Effective Date.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

“Pro Rata Share” is, as of any date of determination, with respect to each Lender, a percentage (expressed as a decimal, rounded to the ninth decimal place) determined by dividing the outstanding principal amount of Term Loans held by such Lender by the aggregate outstanding principal amount of all Term Loans.

“Qualified Cash” means, as of any date of determination, the amount of unrestricted cash and Cash Equivalents of Borrower and its Subsidiaries held in accounts subject to a Control Agreement in favor of Collateral Agent.

“Qualified Cash A/P Amount” means the amount of the Loan Parties’ accounts payable that have not been paid within ninety (90) days from the invoice date of the relevant account payable (other than accounts that are subject to good faith disputes as permitted herein and for which Borrower maintains adequate reserves in accordance with GAAP).

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made under the Code.

“Registration” means any registration, authorization, approval, license, permit, clearance, certificate, and exemption required by the FDA or state pharmacy licensing authorities (including, without limitation, new drug applications, abbreviated new drug applications, biologics license applications, investigational new drug applications, over-the-counter drug monograph, device pre-market approval applications, device pre-market notifications, investigational device exemptions, product recertifications, manufacturing approvals, registrations and authorizations, CE Marks, pricing and reimbursement approvals, labeling approvals or their foreign equivalent and controlled substance registrations).

“Regulatory Action” means an administrative, regulatory, or judicial enforcement action, proceeding, investigation, FDA Form 483 notice of inspectional observation, warning letter, untitled letter, mandatory recall, seizure, Section 305 notice or other similar written communication, injunction or consent decree, issued by the FDA or a federal or state court.

“Related Persons” means, with respect to any Person, each Affiliate of such Person and each director, officer, employee, agent, trustee, representative, attorney, accountant and each insurance, environmental, legal, financial and other advisor and other consultants and agents of or to such Person or any of its Affiliates.

“Relevant Governmental Body” means the Federal Reserve Board, the Federal Reserve Bank of New York, and/or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York, or any successor thereto.

“Required Lenders” means, as of the date of determination, Lenders holding Term Loans and Term Loan Commitments representing more than 50% of the sum of the principal amount of the Term Loans and Term Loan Commitments outstanding as of such date, provided that as set forth in Section 10(c) of Exhibit B, no Non-Funding Lender shall be included in the determination of “Required Lenders”.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” is any of the President, Chief Executive Officer, or Chief Financial Officer of any Loan Party acting alone.

“Secured Parties” means the Collateral Agent and the Lenders.

“Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made under the Code.

“SOFR” means the daily Secured Overnight Financing Rate provided by the Federal Reserve Bank of New York as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

“SOFR Adjustment” means, 0.10%.

“Solvent” means, with respect to any Person, that, on a consolidated basis, (a) the fair salable value of such Person’s and its Subsidiaries’ assets (including goodwill minus disposition costs) exceeds the fair value of such Person’s and its Subsidiaries’ liabilities, (b) such Person and its Subsidiaries are not left with unreasonably small capital after giving effect to the transactions contemplated by this Agreement and the other Loan Documents, and (c) such Person and its Subsidiaries are able to pay their debts (including trade debts) as they mature in the ordinary course.

“Subsidiary” is, with respect to any Person, any Person of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled, directly or indirectly, by such Person or through one or more intermediaries. Unless the context requires otherwise, each reference to a Subsidiary herein shall be a reference to a direct or indirect Subsidiary of the Borrower.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Loan Commitment” is, for any Lender, the obligation of such Lender to make a Term Loan, up to the principal amount shown on Schedule 1.1.

“Term Loan Commitments” means the aggregate amount of such commitments of all Lenders.

“Termination Date” is the date on which (i) all of the Term Loan Commitments are terminated and (ii) all Obligations (other than inchoate indemnity obligations, obligations arising under the Warrants and any other obligations which, by their terms, are to survive the termination of this Agreement) have been paid in full in cash.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower and each of its Subsidiaries connected with and symbolized by such trademarks.

“Unqualified Opinion” means an opinion on financial statements from an independent certified public accounting firm acceptable to Collateral Agent in its reasonable discretion which opinion shall not include any qualifications or any going concern limitations (except for such qualifications relating to the impending maturity of the Term Loans).

“Warrants” are (a) those certain Warrants to Purchase Stock dated on or after the Effective Date issued by Borrower in favor of each Lender (or any Affiliate of such Lender), as amended on the Amendment No. 2 Effective Date and as further amended on the Amendment No. 3 Effective Date, and (b) any other warrants issued by Borrower in favor of any Lender, in each case as amended, amended and restated, supplemented or otherwise modified from time to time.

“Wholly-Owned Subsidiary” of any Person means a Subsidiary of such Person, all of the equity interests of which (other than directors’ qualifying shares or nominee or other similar shares required pursuant to applicable law) are owned by such Person or any other Wholly-Owned Subsidiary of such Person.

2. LOANS AND TERMS OF PAYMENT

2.1 Promise to Pay. Borrower hereby unconditionally promises to pay each Lender, the outstanding principal amount of all Term Loans advanced to Borrower by such Lender and accrued and unpaid interest thereon and any other amounts due hereunder as and when due in accordance with this Agreement.

2.2 Term Loans.

(a) Availability. Subject to the satisfaction (or waiver in accordance with the terms hereof) of the conditions precedent contained in Sections 3.1 and 3.2, the Lenders agree, severally and not jointly, to make term loans to Borrower on the Effective Date in an aggregate principal amount of One Hundred Million Dollars ($100,000,000.00) according to each Lender’s Term Loan Commitment for the Term A Loan as set forth on Schedule 1.1 hereto (such term loans referred to herein singly as a “Term A Loan”, and collectively as the “Term A Loans”). After repayment, no Term A Loan may be re-borrowed.

(b) Repayment. Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on each successive Payment Date thereafter through and including the Payment Date immediately preceding the Amortization Date (or, if there is no Amortization Date pursuant to the definition thereof, the Maturity Date), with such interest payments being made to the Collateral Agent for the benefit of the Lenders (or, if there are only one (1) or two (2) Lenders, Borrower shall make such payments directly to such Lenders) in accordance with their respective Pro Rata Shares, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon the effective rate of interest applicable to the Term Loan, as determined in Section 2.3(a). Commencing on the Amortization Date (if any),

and continuing on each successive Payment Date thereafter, Borrower shall (i) make monthly payments of interest, to Collateral Agent for the benefit of the Lenders (or, if there are only one (1) or two (2) Lenders, Borrower shall make payment directly to such Lenders) in accordance with their respective Pro Rata Shares, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon the effective rate of interest applicable to the Term Loan, as determined in Section 2.3(a) and (ii) make consecutive equal monthly payments of principal to Collateral Agent for the benefit of the Lenders (or, if there are only one (1) or two (2) Lenders, Borrower shall make payment directly to such Lenders) in accordance with their respective Pro Rata Shares, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (A) the respective principal amounts of such Lender’s Term Loans outstanding as of the Amortization Date, and (B) a repayment schedule equal to the remaining months from the Amortization Date through the Maturity Date. All unpaid principal and accrued and unpaid interest with respect to each such Term Loan is due and payable in full on the Maturity Date. The Term Loans may only be prepaid in accordance with Sections 2.2(c), 2.2(d) or 6.5.

(c) Mandatory Prepayments. If the Term Loans are accelerated in accordance with Section 9.1(a) prior to the Maturity Date, Borrower shall immediately pay to Lenders, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of: (i) all outstanding principal (including any PIK Interest) of the Term Loans plus accrued and unpaid interest thereon, (ii) any fees due and payable under the Fee Letter by reason of such payment, (iii) the Prepayment Premium~~,~~ plus (iv) all other Obligations that are due and payable, including any Lenders’ Expenses and any interest (if any) at the Default Rate to the extent imposed in accordance with Section 2.3(b) below. Notwithstanding (but without duplication of) the foregoing, on the Maturity Date, if any fees that become due and payable under the Fee Letter by reason of such acceleration have not previously been paid in full in connection with such acceleration, Borrower shall pay such fees to Collateral Agent for the benefit of the Lenders (or, if there is only one (1) or two (2) Lenders, Borrower shall make such payment directly to such Lenders), to the extent imposed in accordance with the Fee Letter. For the avoidance of doubt, the Prepayment Premium shall also be payable in the event the Term Loans are satisfied or released by a foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means prior to the Maturity Date. THE BORROWER AND GUARANTOR EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREPAYMENT PREMIUM IN CONNECTION WITH ANY SUCH ACCELERATION.

(d) Permitted Prepayment of Term Loans and Termination of Term Loan Commitments. Borrower shall have the option to (a) prepay all, but not less than all of the outstanding principal balance of the Term Loans advanced by the Lenders under this Agreement and (b) terminate all, but not less than all of the outstanding Term Loan Commitments, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the Term Loans and terminate the Term Loan Commitments at least five (5) Business Days prior to such prepayment and termination, and (ii) pays to the Lenders on the date of such prepayment, payable to Collateral Agent for the benefit of the Lenders (or, if there are only one (1) or two (2) Lenders, Borrower shall make payment directly to such Lenders) in accordance with their respective Pro Rata Shares, an amount equal to the sum of (A) the outstanding principal (including any PIK Interest) of the Term Loans plus accrued and unpaid interest thereon through (but not including) the prepayment date, (B) any fees payable under Fee Letter by reason of such prepayment, (C) the Prepayment Premium~~,~~ plus (D) all other Obligations that are due and payable on such prepayment date, including any Lenders’ Expenses and interest (if any) at the Default Rate to the extent imposed in accordance with Section 2.3(b) below; provided that, if such notice of prepayment and termination indicates that any such prepayment is to be funded with the proceeds of a refinancing and/or any such termination is conditioned on the closing of such refinancing, such notice may be revoked or delayed if the financing is not consummated on or prior to the effective date of such prepayment and termination.

2.3 Payment of Interest on the Term Loans.

(a) Interest Rate. Subject to Section 2.3(b), the principal amount outstanding (including any PIK Interest) under the Term Loans shall accrue interest at a floating per annum rate equal to the Applicable Rate in effect from time to time, which aggregate interest rate shall be determined by Collateral Agent on the third Business Day prior to the Funding Date of the applicable Term Loan and on the date occurring on the first Business Day of each month commencing thereafter (it being understood and agreed that the Applicable Rate as so determined on the Effective Date or on the first Business Day of each month commencing thereafter shall be effective from and after such date of determination until the ~~First~~first Business Day of the month commencing immediately after such determination), which interest shall be payable monthly in arrears in accordance with Sections 2.2(b) and 2.3(e). In order to elect to pay PIK Interest, Borrower must deliver to the Collateral Agent on or before the twentieth (20th) day of the month prior to the applicable Payment Date, a notice executed by an authorized officer of Borrower indicating its choice to pay such interest in-kind. All PIK Interest shall be payable when the principal amount of the Term Loans are payable in accordance with Sections 2.2(b) and 2.2(c) and on which principal amount interest shall be owed pursuant to this Section 2.3. Such interest shall accrue on the outstanding principal amount of each Term Loan, during the period commencing on, and including, the Funding Date of such Term Loan, and ending on but not including, the day on which such Term Loan is paid in full (or any payment is made hereunder).

(b) Default Rate. Unless otherwise agreed by the Required Lenders, immediately upon the occurrence and during the continuance of an Event of Default, all overdue Obligations shall accrue interest at a fixed per annum rate equal to the rate that is otherwise applicable thereto plus five percentage points (5.00%) (the “Default Rate”). Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Collateral Agent.

(c) 360-Day Year. Interest shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

(d) ~~[Reserved]~~PIK Interest Warrants. On each Payment Date, Borrower shall issue to each Lender duly executed Warrants in accordance with and to the extent required by the terms of the Fee Letter.

(e) Payments. Except as otherwise expressly provided herein, all payments by any Loan Party under the Loan Documents shall be made to Collateral Agent for the benefit of the Lenders (or, if there are only one (1) or two (2) Lenders, Borrower shall make payment directly to such Lenders), at such Person’s office in immediately available funds on the date specified herein. Unless otherwise provided, interest is payable monthly on each Payment Date. Payments of principal and/or interest received after 2:00 p.m. New York time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest, as applicable, shall continue to accrue until paid. All payments to be made by any Loan Party hereunder or under any other Loan Document, including payments of principal and interest, and all fees, expenses, indemnities and reimbursements, shall be made without set-off, recoupment or counterclaim, in lawful money of the United States and in immediately available funds. Collateral Agent may at its discretion and with prior notice of at least three (3) Business Days, initiate debit entries to the Borrower’s account as authorized on the ACH Letter (i) on each payment date of all Obligations then due and owing and (ii) at any time any payment due and owing with respect to Lenders’ Expenses.

2.4 Fees. The Borrower shall pay to Collateral Agent and/or the applicable Lenders (as applicable) the following fees, which shall be deemed fully earned and non-refundable upon payment:

(a) Fee Letter. When due and payable under the terms of the Fee Letter, to Collateral Agent and each applicable Lender, as applicable, the fees set forth in the Fee Letter.

(b) Prepayment Premium. Any applicable Prepayment Premium, if and when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares. Borrower expressly agrees (to the fullest extent that each may lawfully do so) that: (i) the Prepayment Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (ii) the Prepayment Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (iii) there has been a course of conduct between Collateral Agent, Lenders and Borrower giving specific consideration in this transaction for such agreement to pay the Prepayment Premium and (iv) Borrower shall be estopped hereafter from claiming differently than as agreed to in this paragraph. Borrower expressly acknowledges that its agreement to pay any applicable Prepayment Premium to Lenders if and when due as herein described is a material inducement to Lenders to provide the Term Loan Commitments and make the Term Loans.

(c) Lenders’ Expenses. All Lenders’ Expenses incurred through the Effective Date to the extent invoiced prior to the Effective Date and thereafter within five days following receipt of the corresponding invoice(s).

2.5 Taxes; Increased Costs. Each Loan Party, Collateral Agent and the Lenders each hereby agree to the terms and conditions set forth on Exhibit I attached hereto.

2.6 Secured Promissory Notes. If requested by a Lender, the Term Loans shall be evidenced by a Secured Promissory Note or Notes in the form attached as Exhibit G hereto (each a “Secured Promissory Note”), and shall be repayable as set forth in this Agreement. Borrower irrevocably authorizes each Lender to make or cause to be made, on or about the Funding Date of any Term Loan or at the time of receipt of any payment of principal on such Lender’s Secured Promissory Note, an appropriate notation on such Lender’s Secured Promissory Note record reflecting the making of such Term Loan or (as the case may be) the receipt of such payment. The outstanding amount of each Term Loan set forth on such Lender’s Secured Promissory Note record shall be, absent manifest error, prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender’s Secured Promissory Note record shall not limit or otherwise affect the obligations of Borrower under any Secured Promissory Note or any other Loan Document to make payments of principal of or interest on any Secured Promissory Note when due. Upon receipt of an affidavit of an officer of a Lender as to the loss, theft, destruction, or mutilation of its Secured Promissory Note, Borrower shall issue, in lieu thereof, a replacement Secured Promissory Note in the same principal amount thereof and of like tenor.

3. CONDITIONS OF LOANS

3.1 Conditions Precedent to Initial Term Loan. Each Lender’s obligation to make a Term A Loan on the Effective Date is subject to the condition precedent that Collateral Agent and each Lender shall have received, in form and substance reasonably satisfactory to Collateral Agent and each Lender the following:

(a) copies of the Loan Documents, each duly executed by Borrower and each Guarantor, as applicable;

(b) duly executed Warrants (substantially consistent with the form of Warrant attached hereto as Exhibit H), each dated as of the Effective Date, and exercisable for a total number of shares of Common Stock (as defined in the Warrants) in the aggregate equal to the quotient derived by dividing (i) 1.5% times the aggregate principal amount of the Term A Loans funded by the Lenders by (ii) the applicable Warrant Price (as defined in such Warrants), rounded to the nearest whole share;

(c) copies of duly executed Control Agreements with respect to any Collateral Accounts maintained by Borrower or any Guarantor;

(d) a completed Perfection Certificate for Borrower and each Guarantor;

(e) the Operating Documents and good standing certificates of Borrower and the Guarantors certified by the Secretary of State (or equivalent agency) of Borrower’s and such Guarantors’ jurisdiction of organization or formation and each jurisdiction in which Borrower is qualified to conduct business (except where the failure to be so qualified would not result in a Material Adverse Change), each, as of a date no earlier than thirty (30) days prior to the Effective Date;

(f) a certificate of Borrower and each Guarantor in substantially the form of Exhibit E hereto executed by the Secretary (or other authorized officer) of Borrower and each Guarantor with appropriate insertions and attachments, including with respect to (i) the Operating Documents of Borrower (which Certificate of Incorporation (or equivalent Operating Document) of Borrower and each Guarantor shall be certified by the Secretary of State (or equivalent agency) of such entity’s jurisdiction of organization) and (ii) the resolutions adopted by Borrower’s and each Guarantor’s board of directors or other governing body for the purpose of approving the transactions contemplated by the Loan Documents;

(g) certified copies, dated as of date no earlier than thirty (30) days prior to the Effective Date, of financing statement searches, as Collateral Agent shall request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Term Loan, will be terminated or released;

(h) a customary legal opinion of counsel to Borrower and each Guarantor dated the Effective Date;

(i) evidence satisfactory to Collateral Agent and the Lenders that the insurance policies required by Section 6.5 hereof are in full force and effect, together with appropriate evidence showing loss payable and/or additional insured clauses or endorsements in favor of Collateral Agent, for the ratable benefit of the Secured Parties;

(j) a customary payoff letter of Canadian Imperial Bank of Commerce in respect of the Existing Credit Facilities; and

(k) concurrently with the funding of the Term A Loan, payment of (i) the fees payable on the Effective Date under the terms of the Fee Letter and (ii) Lender Expenses to the extent an invoice thereof has been provided to the Borrower on or prior to the Business Day immediately preceding the Effective Date.

3.2 Conditions Precedent to all Term Loans. The obligation of each Lender to extend each Term Loan, including the initial Term Loan, is subject to the following conditions precedent:

(a) receipt by Collateral Agent of an executed Loan Payment Request Form in the form of Exhibit C attached hereto;

(b) the representations and warranties in Section 5 hereof shall be true and correct in all material respects on the Funding Date of each Term Loan; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects as of such date;

(c) there has not been any Material Adverse Change;

(d) [reserved];

(e) no Event of Default or an event that with the passage of time could result in an Event of Default, shall exist; and

(f) payment of the fees and Lenders’ Expenses then due as specified in Section 2.4 hereof (including payment of the fees then due and payable under the terms of the Fee Letter).

3.3 Covenant to Deliver. Each Loan Party agrees to deliver to Collateral Agent and the Lenders each item required to be delivered to Collateral Agent under this Agreement as a condition precedent to any Term Loan. Each Loan Party expressly agrees that a Term Loan made prior to the receipt by Collateral Agent or any Lender of any such item shall not constitute a waiver by Collateral Agent or any Lender of any Loan Party’s obligation to deliver such item, and any such Term Loan in the absence of a required item shall be made in each Lender’s sole discretion.

3.4 Procedures for Borrowing After the Effective Date. Subject to the prior or concurrent satisfaction of all other applicable conditions to the making of a Term Loan after the Effective Date set forth in Sections 2.2(a)(ii)(A), 3.2 and 3.3, to obtain a Term Loan (other than the Term Loan funded on the Effective Date), Borrower shall notify the Lenders (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 12:00 noon New York time three (3) Business Days prior to the date the applicable Term Loan is to be made. Together with any such electronic, facsimile or telephonic notification, Borrower shall deliver to Collateral Agent by electronic mail or facsimile a completed Loan Payment Request Form executed by a Responsible Officer or his or her designee. The Collateral Agent may rely on any telephone notice given by a person whom Collateral Agent reasonably believes is a Responsible Officer or designee.

3.5 Post-Closing Obligations. Notwithstanding any provision herein or in any other Loan Document to the contrary, to the extent not actually delivered on or prior to the Effective Date, each applicable Loan Party shall:

(a) no later than March 20, 2022 (or such later date as may be agreed by the Collateral Agent in its sole discretion), deliver insurance endorsements required pursuant to Section 6.5;

(b) no later than April 4, 2022 (or such later date as may be agreed by the Collateral Agent in its sole discretion), deliver landlord waivers with respect to the Loan Parties’ locations at (i) 100 Domain Drive, Exeter, NH 08833, (ii) Newroads Distribution 251 Calef Highway, Lee NH 03861 and (iii) 18 Independence Drive, Devens, MA 01434;

(c) no later than April 4, 2022 (or such later date as may be agreed by the Collateral Agent in its sole discretion), enter into Control Agreements with respect to Collateral Accounts of HGE and Vapotherm Services maintained at Bank of America, N.A and the Collateral Accounts of the Borrower maintained at American Express Bank; provided that prior to the execution of Control Agreements with respect to such Collateral Accounts the amounts in such accounts shall not exceed One Million Dollars ($1,000,000.00) in the aggregate at any one time;

(d) no later than March 20, 2022 (or such later date as may be agreed by the Collateral Agent in its sole discretion) cause the trademarks owned by Pulmonary Care Innovations, PLLC to be transferred to a Loan Party; and

(e) no later than February 28, 2022 (or such later date as may be agreed by the Collateral Agent in its sole discretion) cause the original stock certificate and stock power of Solus Medical Limited to be delivered to the Collateral Agent.

4. CREATION OF SECURITY INTEREST

4.1 Grant of Security Interest. Each Loan Party hereby grants Collateral Agent, for the ratable benefit of the Secured Parties, to secure the payment and performance when due in full of all of the Obligations, a continuing first priority (subject, in respect of priority, to Permitted Liens that, under applicable law, have priority over Collateral Agent’s Lien) security interest in, and pledges to Collateral Agent, for the ratable benefit of the Secured Parties, such Loan Party’s right, title and interest in and to the Collateral of such Loan Party, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products and supporting obligations (as defined in the Code) in respect thereof. If a Loan Party shall acquire any commercial tort claim (as defined in the Code) for claims in excess of One Hundred Fifty Thousand Dollars ($150,000.00), such Loan Party shall grant to Collateral Agent, for the ratable benefit of the Secured Parties, a first priority security interest (subject, in respect of priority, to Permitted Liens that, under applicable law, have priority over Collateral Agent’s Lien) therein and in the proceeds and products and supporting obligations (as defined in the Code) thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Collateral Agent.

On the Termination Date, Collateral Agent shall, at the sole cost and expense of Borrower, release its Liens in the Collateral. In addition, in the event that any Collateral is disposed of in accordance with Section 7.1 (other than a disposition to the Borrower or a Guarantor), Collateral Agent shall, at the time of such disposition and at the sole cost and expense of Borrower, release its Liens in such Collateral.

4.2 Authorization to File Financing Statements. Borrower and each Guarantor hereby authorize Collateral Agent to file financing statements or take any other action required to perfect Collateral Agent’s security interests in the Collateral (held for the ratable benefit of the Secured Parties), without notice to any Loan Party, with all appropriate jurisdictions to perfect or protect Collateral Agent’s interest or rights under the Loan Documents. Such financing statements may include an indication that the financing statement covers “all assets or all personal property” of such Loan Party in accordance with Section 9-504 of the Code.

5. REPRESENTATIONS AND WARRANTIES

Each Loan Party represents and warrants to Collateral Agent and the Lenders as follows:

5.1 Due Organization, Authorization: Power and Authority. Borrower and each of its Subsidiaries is duly existing and in good standing in its jurisdictions of organization or formation and Borrower and each of its Subsidiaries is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its businesses or its ownership of property requires that it be so qualified, except where the failure to do so could not reasonably be expected to have a Material Adverse Change. In connection with the execution of this Agreement, Borrower and each Guarantor has delivered to Collateral Agent a completed perfection on the Effective Date (each a “Perfection Certificate” and collectively, the “Perfection Certificates”). Each Loan Party represents and warrants that, (a) as of the Effective Date, all the information set forth on the Perfection Certificates delivered on the Effective Date pertaining to Borrower and each Guarantor is accurate and complete other than any immaterial ministerial information and (b) as of the date any financial statements specified in Section 6.2(a)(i) are delivered to the Collateral Agent for the months of March, June, September and December, all the information set forth on the Perfection Certificates delivered on such date pertaining to Borrower and each Guarantor is accurate and complete other than any immaterial ministerial information.

The execution, delivery and performance by Borrower and each of its Subsidiaries of the Loan Documents to which it is, or they are, a party have been duly authorized, and do not (i) conflict with any of Borrower’s or such Subsidiaries’ organizational documents, including its respective Operating Documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law applicable thereto, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or such Subsidiary, or any of their property or assets may be bound or affected where such contravention, conflict or violation would materially and adversely effect the Borrower’s or such Subsidiaries obligations hereunder, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except (a) for any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority which have already been made or obtained and are in full force and effect or (b) any filings or recordings with respect to perfecting the Liens granted to the Collateral Agent under the Loan Documents), or (v) constitute an event of default under any Material Agreement by which Borrower, any of its Subsidiaries or any of their respective properties, is bound. Neither Borrower nor any of its Subsidiaries is in default under any agreement to which it is a party or by which it or any of its assets is bound in which such default could reasonably be expected to have a Material Adverse Change.

5.2 Collateral.

(a) Borrower and each Guarantor have good title to, have rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien under the Loan Documents, free and clear of any and all Liens except Permitted Liens, and neither Borrower nor any Guarantor has any Collateral Account that would violate the terms and provisions of Section 6.6.

(b) The security interest granted herein is and shall at all times continue to be a first priority (subject, in respect of priority, to Permitted Liens that, under applicable law, have priority over Collateral Agent’s Lien) perfected security interest in the Collateral, except to the extent perfection thereof is expressly not required pursuant to the terms of the Loan Documents; provided that (subject to Permitted Liens) no other party shall have a perfected security interest in such Collateral.

(c) On the Effective Date, and except as disclosed on the Perfection Certificate (i) the Collateral is not in the possession of any third party bailee, and (ii) no such third party bailee possesses components of the Collateral in excess of Five Hundred Thousand Dollars ($500,000.00).

(d) All Inventory and Equipment is in all material respects of good and marketable quality, free from material defects.

(e) Borrower and each of its Subsidiaries is the sole owner of the Intellectual Property each respectively purports to own, free and clear of all Liens other than Permitted Liens.

(f) To the Knowledge of the Loan Parties, none of Borrower or any of its Subsidiaries has used any software or other materials that are subject to an open-source or similar license (including the General Public License, Lesser General Public License, Mozilla Public License, or Affero License) (collectively, “Open Source Licenses”) in a manner that would cause any software or other materials owned by any Loan Party or used in any Loan Party’s products to have to be (i) distributed to third parties at no charge or a minimal charge, (ii) licensed to third parties for the purpose of creating modifications or derivative works or (iii) subject to the terms of such Open Source License.

5.3 Litigation. Except as disclosed on the Perfection Certificate or pursuant to Section 6.2(a)(xviii), there are no actions, suits, investigations, or proceedings pending or, to the Knowledge of the Responsible Officers, threatened in writing by or against Borrower or any of its Subsidiaries involving more than Five Hundred Thousand Dollars ($500,000.00).

5.4 No Material Adverse Change; Financial Statements. All consolidated financial statements for Borrower and its consolidated Subsidiaries, delivered to Collateral Agent fairly present, in conformity with GAAP, and in all material respects the consolidated financial condition of Borrower and its consolidated Subsidiaries, and the consolidated results of operations of Borrower and its consolidated Subsidiaries. Since December 31, 2020, there has not been a Material Adverse Change.

5.5 Solvency. Borrower is Solvent. Borrower and each of its Subsidiaries, when taken as a whole, are Solvent.

5.6 Regulatory Compliance. Neither Borrower nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Neither Borrower nor any of its Subsidiaries is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower and each of its Subsidiaries has complied in all respects with the Federal Fair Labor Standards Act, except to the extent such non-compliance could not reasonably be expected to have a Material Adverse Change. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Neither Borrower nor any of its Subsidiaries has violated any laws, ordinances or rules, the violation of which could reasonably be expected to have a Material Adverse Change. Neither Borrower’s nor any of its Subsidiaries’ owned real properties or assets have been used by Borrower or such Subsidiary or, to any Loan Party’s Knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with applicable laws. Borrower and each of its Subsidiaries has obtained all material consents, approvals and authorizations of, made all material declarations or filings with, and given all material notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

None of Borrower, any of its Subsidiaries, or to the knowledge of any Responsible Officer of the Borrower, any of Borrower’s or its Subsidiaries’ controlled Affiliates or any of their respective agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti-Terrorism Law, (ii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, or (iii) is a Blocked Person. None of Borrower, any of its Subsidiaries, or to the Knowledge of the Borrower, any of Borrower’s or its Subsidiaries’ controlled Affiliates or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law.

5.7 Investments. Neither Borrower nor any of its Subsidiaries owns any stock, shares, partnership interests or other equity securities except for Permitted Investments.

5.8 Tax Returns and Payments; Pension Contributions. Borrower and each of its Subsidiaries have timely filed all required Tax returns and reports, and Borrower and each of its Subsidiaries, have timely paid all foreign, federal and state, and all material local, Taxes owed by Borrower and such Subsidiaries in an amount greater than Two Hundred Thousand Dollars ($200,000.00), in all jurisdictions in which Borrower or any such Subsidiary is subject to Taxes, including the United States, unless such Taxes are being contested in accordance with the next sentence. Borrower and each of its Subsidiaries, may defer payment of any contested Taxes, provided that Borrower or such Subsidiary, (a) in good faith contests its obligation to pay the Taxes by appropriate proceedings promptly and diligently instituted and conducted; and (b) maintains adequate reserves or other appropriate provisions on its books in accordance with GAAP. Neither Borrower nor any of its Subsidiaries has knowledge of any claims or adjustments proposed for any of Borrower’s or such Subsidiaries’ prior Tax years which could result in additional Taxes becoming due and payable by Borrower or its Subsidiaries. Borrower and each of its Subsidiaries has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and neither Borrower nor any of its Subsidiaries has, withdrawn from participation in, has permitted partial or complete termination of, or has permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any material liability of Borrower or its Subsidiaries, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other Governmental Authority.

5.9 Use of Proceeds. Borrower shall use the proceeds of the Term Loans to repay the Existing Credit Facilities, to finance working capital and for general corporate purposes, and not for personal, family, household or agricultural purposes.

5.10 Full Disclosure. No written representation, warranty or other statement of Borrower or any of its Subsidiaries in any certificate or written statement, when taken as a whole, given to Collateral Agent or any Lender, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to Collateral Agent or any Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized that projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

6. AFFIRMATIVE COVENANTS

Until the Termination Date, Borrower shall, and shall cause each of its Subsidiaries to, do all of the following:

6.1 Government Compliance.

(a) Other than specifically permitted hereunder, maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of organization and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Change. Comply with all laws, ordinances and regulations to which Borrower or any of its Subsidiaries is subject, the noncompliance with which could reasonably be expected to have a Material Adverse Change.

(b) Obtain and keep in full force and effect, all of the material Governmental Approvals necessary for the performance by Borrower and its Subsidiaries of their respective businesses and obligations under the Loan Documents and the grant of a security interest to Collateral Agent for the ratable benefit of the Secured Parties, in all of the Collateral.

6.2 Financial Statements, Reports, Certificates; Notices.

(a) Deliver to Collateral Agent and each Lender:

(i) no later than thirty (30) days after the last day of each month, a company-prepared consolidated balance sheet and income statement of the Borrower and its consolidated Subsidiaries for such month certified by a Responsible Officer and in a form reasonably acceptable to the Collateral Agent;

(ii) as soon as available, but no later than ninety (90) days after the last day of Borrower’s fiscal year or within five (5) days of filing of the same with the SEC, audited consolidated financial statements covering the consolidated operations of Borrower and its consolidated Subsidiaries for such fiscal year, prepared under GAAP, consistently applied, together with an Unqualified Opinion on the financial statements;

(iii) after approval thereof by Borrower’s board of directors, but no later than the earlier of (x) ten (10) days’ after such approval and (y) ~~February 28 of~~ each December 15 of the immediately preceding year, Borrower’s annual financial projections for the entire ~~current~~upcoming fiscal year as approved by Borrower’s board of directors; provided that, any revisions to such projections approved by Borrower’s board of directors shall be delivered to Collateral Agent and the Lenders no later than seven (7) days after such approval;

(iv) within five (5) days of delivery, copies of all non-ministerial statements, reports and notices made available to Borrower’s security holders (other than materials provided to members of the Borrower’s board of directors solely in their capacities as security holder and other than materials subject to confidentiality arrangements which preclude the Borrower to so deliver any such materials);

(v) within five (5) days of filing, all reports of the Borrower on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; provided that documents required to be delivered pursuant to this Section 6.2(a)(v) shall be deemed to have been delivered on the date on which such documents are posted at www.sec.gov; provided that the Borrower shall notify the Collateral Agent (which may be by email) each time any information is delivered by posting thereto;

(vi) prompt notice (and in any event within five (5) Business Days) of any amendments of or other changes to the respective Operating Documents of Borrower or any of the Guarantors, in each case together with any copies reflecting such amendments or changes with respect thereto;

(vii) no later than thirty (30) days after the last day of each month, copies of the month-end account statements for each Collateral Account maintained by Borrower or any Guarantor, which statements may be provided to Collateral Agent and each Lender by any Loan Party or directly from the applicable institution(s);

(viii) prompt delivery of (and in any event within five (5) days after the same are sent or received) copies of all material correspondence, reports, documents and other filings with any Governmental Authority that could reasonably be expected to have a material adverse effect on any of the Governmental Approvals material to any Loan Party’s business or that otherwise could reasonably be expected to have a Material Adverse Change;

(ix) prompt notice (and in any event, with respect to clause (A), within five (5) Business Days) of any event that (A) could reasonably be expected to materially and adversely affect the value of the Intellectual Property or (B) could reasonably be expected to result in a Material Adverse Change;

(x) written notice delivered at least ten (10) days’ (or such shorter period agreed to by the Collateral Agent) prior to any Loan Party’s creation of a New Subsidiary in accordance with the terms of Section 6.10);

(xi) written notice delivered at least thirty (30) days’ (or such shorter period agreed to by the Collateral Agent) prior to Borrower’s or any Guarantor’s (A) adding any new offices or business locations, including warehouses (unless such new offices or business locations contain less than Five Hundred Thousand Dollars ($500,000.00) in assets or property of Borrower or any of the Guarantors), (B) changing its respective jurisdiction of organization, (C) changing its organizational structure or type, (D) changing its respective legal name, or (E) changing any organizational number(s) (if any) assigned by its respective jurisdiction of organization;

(xii) upon any Loan Party becoming aware of the existence of any Event of Default or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, prompt (and in any event within three (3) Business Days) written notice of such occurrence, which such notice shall include a reasonably detailed description of such Event of Default or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, and Borrower’s proposal regarding how to cure such Event of Default or event;

(xiii) prompt (and in any event within three (3) Business Days) notice if Borrower or any Subsidiary of Borrower has Knowledge that Borrower, or any Subsidiary or controlled Affiliate of Borrower, is listed on the OFAC Lists or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering;

(xiv) concurrently with the delivery of any updated Perfection Certificate pursuant to Section 6.2(c), written notice of any commercial tort claim (as defined in the Code) or letter of credit rights (as defined in the Code) held by Borrower or any Guarantor and not previously disclosed to the Collateral Agent, in each case in an amount greater than One Hundred and Fifty Thousand Dollars ($150,000.00), and of the general details thereof;

(xv) if Borrower or any Guarantor is not now a Registered Organization but later becomes one, written notice of such occurrence and information regarding such Person’s organizational identification number within seven (7) Business Days of receiving such organizational identification number;

(xvi) prompt (and in any event within three (3) Business Days) delivery of copies of any Material Agreement or any material amendment to, material modification of, termination of or material waiver under any Material Agreement;

(xvii) written notice delivered within ten (10) days of any Key Person ceasing to be actively engaged in the management of Borrower;

(xviii) prompt (and in any event within 10 days) written notice of any litigation or governmental proceedings pending or, to the knowledge of the Responsible Officers, threatened (in writing) against Borrower or any of its Subsidiaries, which could reasonably be expected to result in damages or costs to Borrower or any of its Subsidiaries of more than Five Hundred Thousand Dollars ($500,000.00);

(xix) prompt (and in any event within 10 days) written notice of all returns, recoveries, disputes and claims regarding Inventory that involve more than Six Hundred Thousand Dollars ($600,000.00) individually or in the aggregate in any calendar year; and

(xx) other information relating to the Borrower and its Subsidiaries as reasonably requested by Collateral Agent or any Lender; provided, that neither the Borrower nor any of its Subsidiaries will, pursuant to this Section 6.2(a)(xx) or Sections 6.2(d) or 6.8, be required to disclose or permit the inspection or discussion of, any document, information or other matter (A) except to the extent reasonably necessary in order to realize upon any of the Collateral as part of an exercise of remedies under this Agreement or the other Loan Documents following the occurrence and during the continuance of an Event of Default, information constituting material trade secrets to the extent not materially relevant to the credit analysis of the Borrower and its Subsidiaries and to the extent the disclosure of such trade secrets would be materially harmful to the business of the Borrower and its Subsidiaries, or (B) that is subject to attorney-client privilege (or similar legally-recognized privilege that would be lost by virtue of such disclosure to the Collateral Agent and Lenders) or constitutes attorney work product.

(b) Concurrently with the delivery of the financial statements specified in Section 6.2(a) above but no later than thirty (30) days after the last day of each month, deliver to Collateral Agent and each Lender:

(i) a duly completed Compliance Certificate signed by a Responsible Officer;

(ii) copies of any material Governmental Approvals obtained by Borrower or any of its Subsidiaries during such month; and

(iii) written notice of the commencement of, and any material development in, the proceedings contemplated by Section 5.8(a) during such month.

(c) Concurrently with the delivery of the financial statements specified in Section 6.2(a) above for March, June, September and December but no later than thirty (30) days after the last day of each such month, deliver to the Collateral Agent an updated Perfection Certificate to reflect any amendments, modifications and updates, if any, to in the information set forth in the Perfection Certificate after the Effective Date.

(d) Keep proper, complete and true books of record and account in accordance with GAAP in all material respects. Borrower shall, and shall cause each of its Subsidiaries to, allow, at the sole cost of Borrower, Collateral Agent or any Lender, during regular business hours upon reasonable prior notice (provided that no notice shall be required when an Event of Default has occurred and is continuing), to visit and inspect any of its properties, to examine and make abstracts or copies from any of its books and records, and to conduct a collateral audit and analysis of its operations and the Collateral. Such audits shall be conducted no more often than twice every year unless (and more frequently if) an Event of Default has occurred and is continuing.

6.3 Inventory; Returns. Keep all Inventory in good and marketable condition in all material respects, free from material defects. Returns and allowances between Borrower, or any of its Subsidiaries, as applicable, and their respective Account Debtors shall follow in all material respects Borrower’s, or such Subsidiary’s, customary practices in the ordinary course of business.

6.4 Taxes; Pensions. Timely file and require each of its Subsidiaries to timely file, all required Tax returns and reports and timely pay, and require each of its Subsidiaries to timely pay, all foreign, federal and state Taxes, and all material local Taxes, assessments, deposits and contributions owed by Borrower or its Subsidiaries, except as otherwise permitted pursuant to the terms of Section 5.8 hereof; deliver to Collateral Agent and the Lenders, on demand, appropriate certificates attesting to such payments; and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with the terms of such plans.

6.5 Insurance. Keep Borrower’s and its Subsidiaries’ business and the Collateral insured for risks and in amounts standard for companies in Borrower’s and its Subsidiaries’ industry and location. Insurance policies shall be in a form, with companies, and in amounts that are customary for companies in Borrower’s and its Subsidiary industry and location. All property policies shall have a lender’s loss payable endorsement showing Collateral Agent as lender loss payee or shall have an endorsement that recognizes the Collateral Agent as a lender loss payee if required by a written contract and such property policies shall waive subrogation against Collateral Agent. All liability policies shall show, or have endorsements showing, Collateral Agent (for the ratable benefit of the Secured Parties), as additional insured, or shall have an endorsement that recognizes the Collateral Agent (for the ratable benefit of the Secured Parties) as additional insured if required by a written contract. The Collateral Agent shall be named as lender loss payee and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Collateral Agent, that it will give the Collateral Agent thirty (30) days (ten (10) days for non-payment of premiums) prior written notice before any such policy or policies shall be materially altered in a manner adverse to the Borrower and its Subsidiaries or canceled; provided that in the event such provider does not agree to give notice of material alteration, Borrower shall give Collateral Agent such 30 days’ prior notice. At Collateral Agent’s request, Borrower shall deliver to the Collateral Agent certified copies of policies and evidence of all premium payments. Subject to the immediately preceding sentence, proceeds payable under any policy shall, at Collateral Agent’s option, be payable to Collateral Agent, for the ratable benefit of the Secured Parties, on account of the then-outstanding Obligations. Notwithstanding the foregoing, (a) so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy within one hundred and eighty (180) days of receipt thereof (as may be extended by one hundred and eighty (180) days if a binding commitment has been entered into for the application thereof), toward the replacement or repair of destroyed or damaged property; provided that any such replacement or repaired property shall, to the extent such destroyed or damaged property constituted Collateral, be deemed Collateral in which Collateral Agent has been granted a first priority (subject, in respect of priority, to Permitted Liens that, under applicable law, have priority over Collateral Agent’s Lien) security interest, and (b) after the occurrence and during the continuance of an Event of Default, all proceeds payable under such casualty policy shall, at the option of Collateral Agent, be payable to Collateral Agent, for the ratable benefit of the Lenders, on account of the Obligations. If Borrower or any of its Subsidiaries fails to obtain insurance as required under this Section 6.5 or to pay any premium or other amounts due and payable with respect to such insurance, Collateral Agent and/or any Lender may (but has no obligation to do so), at Borrower’s expense, make all or part of such payment or obtain such insurance policies required in this Section 6.5, and take any action under the policies Collateral Agent or such Lender deems prudent.

6.6 Operating Accounts.

(a) Maintain Borrower’s and Guarantors Collateral Accounts with depositary institutions that have agreed to execute Control Agreements in favor of Collateral Agent with respect to such Collateral Accounts. The provisions of the previous sentence shall not apply to Deposit Accounts, Securities Accounts and/or Commodities Accounts (w) that only contain cash collateral securing letters of credit, in each case, to the extent permitted by clause (k) of the definition of “Permitted Liens”, (x) exclusively used for payroll, (y) exclusively used for payroll Taxes and other employee wage and benefit payments to or for the benefit of Borrower’s, or any Subsidiaries, employees, in each case of clauses (x) and (y) so long as the amounts in such accounts do not exceed amounts reasonably determined by the Borrower to be necessary to pay such obligations for the immediately following payment cycle and (z) other Deposit Accounts, Securities Accounts and/or Commodities Accounts so long as the amounts in such other accounts do not exceed One Hundred Thousand Dollars ($100,000.00) in the aggregate at any one time (the foregoing accounts identified in clauses (w), (x),(y) and (z), collectively the “Excluded Accounts”).

(b) Borrower shall provide Collateral Agent ten (10) days’ prior written notice before Borrower or any Guarantor establishes any Collateral Account. In addition, for each Collateral Account that Borrower or any Guarantor, at any time maintains, Borrower or such Guarantor shall cause the applicable bank or financial institution at or with which such Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Collateral Agent’s Lien in such Collateral Account (held for the ratable benefit of the Secured Parties) in accordance with the terms hereunder prior to the establishment of such Collateral Account.

(c) Neither Borrower nor any Guarantor shall maintain any Collateral Accounts except Collateral Accounts maintained in accordance with this Section 6.6.

(d) Neither the Collateral Agent nor any Lender shall deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement, in each case, unless an Event of Default has occurred and is continuing.

6.7 Protection of Intellectual Property Rights. Borrower and each of its Subsidiaries shall: (a) protect, defend and maintain the validity and enforceability of its respective Intellectual Property in a prudent business manner; (b) promptly advise Collateral Agent in writing of material infringement by a third party of its respective Intellectual Property that is material to its business; and (c) not allow any of its respective Intellectual Property material to its respective business to be abandoned, forfeited or dedicated to the public without Collateral Agent’s prior written consent.

6.8 Litigation Cooperation. Make available to Collateral Agent and the Lenders, without expense to Collateral Agent or the Lenders, each Loan Party and each of each Loan Party’s officers, employees and agents and Borrower’s Books, to the extent that Collateral Agent or any Lender may reasonably deem them necessary to prosecute or defend any third-party suit or proceeding (excluding, for the avoidance of doubt, any suit or proceeding commenced by the Borrower or any of its Subsidiaries) instituted by or against Collateral Agent or any Lender with respect to any Collateral or relating to any Loan Party.

6.9 Landlord Waivers; Bailee Waivers. In the event that Borrower or any Guarantor, after the Effective Date, intends to add any new offices or business locations, including warehouses, or otherwise store any portion of the Collateral with, or deliver any portion of the Collateral to, a bailee, in each case pursuant to Section 7.2, then, in the event that the Collateral at any new location is valued (based on book value) in excess of Five Hundred Thousand Dollars ($500,000.00) in the aggregate, at Collateral Agent’s election, the Borrower shall cause such bailee or landlord, as applicable, to execute and deliver a bailee waiver or landlord waiver, as applicable, in form and substance reasonably satisfactory to Collateral Agent prior to the addition of any such new offices or business locations, or any such storage with or delivery to any such bailee, as the case may be.

6.10 Creation/Acquisition of Subsidiaries. In the event any Borrower or any Subsidiary of the Borrower creates or acquires any Subsidiary after the Effective Date, Borrower or such Subsidiary shall promptly notify the Collateral Agent of such creation or acquisition, and Borrower or such Subsidiary shall take all actions reasonably requested by the Collateral Agent to achieve any of the following with respect to such “New Subsidiary” (defined as a Subsidiary formed after the date hereof during the term of this Agreement): (i) to cause such New Subsidiary to become either a co-Borrower or Guarantor hereunder and to grant a security interest in the Collateral as security for the Obligations; and (ii) to grant and pledge to Collateral Agent a perfected security interest in 100% of the stock, units or other evidence of ownership held by Borrower or such its Subsidiaries of any such New Subsidiary.

6.11 Further Assurances. Execute any further instruments and take further action as Collateral Agent or any Lender reasonably requests to perfect or continue Collateral Agent’s Lien in the Collateral or to effect the purposes of this Agreement.

7. NEGATIVE COVENANTS

Borrower shall not, and shall not permit any of its Subsidiaries to, do any of the following prior to the Termination Date without the prior written consent of the Required Lenders:

7.1 Dispositions. Convey, sell, lease, transfer, assign, dispose of or license (collectively, “Transfer”) all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out or obsolete Equipment; (c) in connection with Permitted Liens, Permitted Investments and Permitted Licenses; (d) of cash or Cash Equivalents pursuant to transactions not prohibited by this Agreement, including Permitted Liens; (e) of any assets by the Borrower or any of the Borrower’s Subsidiaries to the Borrower or any Guarantor; (f) of the assets of a Subsidiary of the Borrower that is not a Guarantor to any other Subsidiary of the Borrower that is not a Guarantor; and (g) of any part of its business or property (other than Intellectual Property) so long as the value of such Transfers does not exceed One Hundred Thousand Dollars ($100,000.00) during any fiscal year.

7.2 Changes in Business, Ownership, or Business Locations. (a) Engage in any business other than the businesses engaged in by Borrower and its Subsidiaries as of the Effective Date or reasonably related thereto; (b) liquidate or dissolve; provided that any Subsidiary may be liquidated or dissolved so long all of the assets of such Subsidiary are disposed of pursuant to a Transfer permitted by Section 7.1, or (c) consummate any transaction or series of related transactions in which (A) the stockholders of Borrower who were not stockholders immediately prior to the first such transaction own more than 35% of the voting stock of Borrower immediately after giving effect to such transaction or related series of such transactions and (B) except as permitted by Section 7.1 or Section 7.3, any Subsidiary ceases to be a direct or indirect Wholly-Owned Subsidiary of the Borrower. Borrower shall not, and shall not permit any Guarantor to, without at least thirty (30) days’ (or such shorter period agreed to by the Collateral Agent) prior written notice to Collateral Agent: (A) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than Five Hundred Thousand Dollars ($500,000.00) in assets or property of Borrower and the Guarantors); (B) change its respective jurisdiction of organization, (C) except as permitted by Section 7.3, change its respective organizational structure or type, (D) change its respective legal name, or (E) change any organizational number(s) (if any) assigned by its respective jurisdiction of organization.

7.3 Mergers or Acquisitions. Merge or consolidate with any other Person, or acquire all or substantially all of the capital stock or shares or any property of another Person, in each case including for the avoidance of doubt through a merger, purchase, in-licensing arrangement or any similar transaction, except (i) for acquisitions by the Borrower or any Guarantor of any assets of the Borrower or any of its Subsidiaries, (ii) for acquisitions by any Subsidiary of the Borrower that is not a Guarantor of any assets of any other Subsidiary of the Borrower that is not a Guarantor, (iii) for Permitted Acquisitions and (iv) so long as no Event of Default is occurring prior thereto or as a result therefrom, that a Subsidiary of the Borrower may merge with the Borrower or any other Subsidiary of the Borrower (provided that, (a) if the Borrower is a party to any such merger, the Borrower shall be the surviving entity thereof and (b) if any Guarantor is a party to any such merger, a Guarantor (or, if the other party to such merger is the Borrower, the Borrower) shall be the surviving entity).

7.4 Indebtedness. Create, incur, assume, or be liable for any Indebtedness, other than Permitted Indebtedness.

7.5 Encumbrance. Create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, except for Permitted Liens, or permit any Collateral not to be subject to the first priority (subject, in respect of priority, to Permitted Liens that, under applicable law, have priority over Collateral Agent’s Lien) security interest granted herein.

7.6 Maintenance of Collateral Accounts. Maintain any Collateral Account of the Borrower or any Guarantor, except pursuant to the terms of Section 6.6 hereof.

7.7 Restricted Payments. (a) Declare or pay any dividends (other than dividends payable solely in capital stock) on account of, or make any other distribution or payment in respect of, or redeem, retire or purchase any shares of any class of capital stock of the Borrower or any Subsidiary now or hereafter outstanding (each, a “Restricted Payment”), except (i) for Restricted Payments made to the Borrower or any Guarantor (ii) for Restricted Payments made by any Subsidiary of the Borrower that is not a Guarantor to any other Subsidiary that is not a Guarantor, (iii) so long as no Event of Default exists or would result therefrom, for the making of Restricted Payments solely in the form of equity securities that do not constitute Indebtedness and (iii) for Restricted Payments consisting of the repurchase of equity securities pursuant to the terms of employee stock purchase plans, employee restricted stock agreements, stockholder rights plans, director or consultant stock option plans, or similar plans, provided such repurchases do not exceed Three Hundred and Fifty Thousand Dollars ($350,000.00) in the aggregate per fiscal year, (b) purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness, other than (subject to the terms hereof) with respect to the Obligations prior to its scheduled due date, unless being replaced with Permitted Indebtedness, or (c) be a party to or bound by an agreement that restricts a Subsidiary from paying dividends or otherwise distributing property to any Loan Party (other than this Agreement).

7.8 Investments. Directly or indirectly make any Investment other than Permitted Investments.

7.9 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower or any of its Subsidiaries, except for (a) transactions that are in the ordinary course of Borrower’s or such Subsidiary’s business, upon fair and reasonable terms that are no less favorable to Borrower or such Subsidiary than would be obtained in an arm’s length transaction with a non-affiliated Person, (b) equity investments by Borrower’s investors in Borrower or its Subsidiaries, (c) transactions between and among the Borrower and the Guarantors and (d) transactions between and among the Borrower or any Guarantor, on the one hand, and any Subsidiary of the Borrower that is not a Guarantor on the other hand, to the extent such transaction is otherwise expressly permitted by any other provision of this Agreement and (e) transactions not otherwise prohibited hereunder between and among Subsidiaries of the Borrower that are not Guarantors.

7.10 [Reserved].

7.11 Compliance. (a) Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Term Loan for any purpose that would violate Regulations X, T and U of the Federal Reserve Board of Governors; (b) fail to meet the minimum funding requirements of ERISA; (c) permit a Reportable Event or Prohibited Transaction, each as defined in ERISA, to occur; (d) fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a Material Adverse Change; or (e) withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any material liability of Borrower or any of its Subsidiaries to the Pension Benefit Guaranty Corporation or its successors or any other Governmental Authority.

7.12 Compliance with Anti-Terrorism Laws. Directly or indirectly, or permit any controlled Affiliate to directly or indirectly, enter into any documents, instruments, agreements or contracts with any Person listed on the OFAC Lists. Directly or indirectly, or permit any controlled Affiliate to directly or indirectly, knowingly (a) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (b) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 or any similar executive order or other Anti-Terrorism Law, or (c) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law.

7.13 Financial Covenants.

(a) Minimum Net Product Revenue. Permit Net Product Revenue, measured on the last day of each month (commencing with the month ending August 31, 2022) on a trailing six-month basis, to be lower than the Net Product Revenue set forth opposite the applicable month as provided on Schedule 7.13(a)~~.~~ (provided that, if Borrower achieves the Minimum Net Equity Proceeds Milestone, for the remainder of the year ending December 31, 2023 after such achievement, Borrower shall solely be required to demonstrate that the Net Product Revenue is or exceeds $25,000,000.00, measured on trailing six-month basis for the month ending September 30, 2023).

(b) Minimum Liquidity Requirement. Permit, at any time, the Loan Parties and their Subsidiaries to have, on a consolidated basis, Liquidity of less than ~~Twenty~~Five Million Dollars ($~~20,000,000.00~~5,000,000.00 ) (the “Minimum Liquidity Requirement”).

7.14 Material Agreements. Without the consent of Collateral Agent, materially amend a Material Agreement in a manner materially adverse to Collateral Agent.

7.15 Material Intellectual Property. Permit any Subsidiary that is not a Guarantor to own any material Intellectual Property or any Intellectual Property material to the operation of the Borrower’s or any Guarantor’s business.

8. EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1 Payment Default. Any Loan Party fails to (a) make any payment of principal or interest on any Term Loan on its due date, or (b) pay any other Obligation within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day grace period shall not apply to payments due on the Maturity Date or the date of acceleration pursuant to Section 9.1(a) hereof);

8.2 Covenant Default.

(a) Borrower or any of its Subsidiaries fails or neglects to perform any obligation in Sections 6.2 (Financial Statements, Reports, Certificates), 6.4 (Taxes), 6.5 (Insurance), 6.6 (Operating Accounts), 6.7 (Protection of Intellectual Property Rights), 6.10 (Creation/Acquisition of Subsidiaries)or any Loan Party violates any provision in Section 7; or

(b) Borrower, or any Guarantor, fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any other Loan Document to which such person is a party, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within fifteen (15) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the fifteen (15) day period or cannot after diligent attempts by Borrower or such Guarantor, as applicable, be cured within such fifteen (15) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Term Loans shall be made during such cure period);

8.3 Material Adverse Change. An event or circumstance has occurred which would reasonably be expected to have a Material Adverse Change.

8.4 Attachment; Levy; Restraint on Business.

(a) (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or any of its Subsidiaries on deposit with any institution at which Borrower or any of its Subsidiaries maintains a Collateral Account, or (ii) a notice of lien, levy, or assessment (other than Permitted Lien) is filed against Borrower or any of its Subsidiaries or their respective assets by any government agency, and the same under subclauses (i) and (ii) of this clause (a) are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); and

(b) (i) any material portion of Borrower’s or any of its Subsidiaries’ assets is attached, seized, levied on, or comes into possession of a trustee or receiver, and such attachment, seizure, levy, writ or warrant has not been removed, discharged or rescinded within ten (10) days or (ii) any court order enjoins, restrains, or prevents Borrower or any of its Subsidiaries from conducting all or a material portion of its business affairs;

8.5 Insolvency. (a) Borrower and its Subsidiaries, on a consolidated basis, are or become Insolvent; (b) Borrower or any of its Subsidiaries begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower or any of its Subsidiaries and not dismissed or stayed within forty-five (45) days (but no Term Loans shall be extended while Borrower and its Subsidiaries, on a consolidated basis, are Insolvent and/or until any Insolvency Proceeding is dismissed);

8.6 Other Agreements. There is a default in (a) any agreement relating to Indebtedness to which Borrower or any of its Subsidiaries is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Five Hundred Thousand Dollars ($500,000.00) or (b) there is any default under a Material Agreement in which the default could reasonably be expected to have a Material Adverse Change;

8.7 Judgments. One or more judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least Five Hundred Thousand Dollars ($500,000.00) (not covered by independent third-party insurance as to which (a) Borrower reasonably believes such insurance carrier will accept liability, (b) Borrower or the applicable Subsidiary has submitted such claim to such insurance carrier and (c) liability has not been rejected by such insurance carrier) shall be rendered against Borrower or any of its Subsidiaries and shall remain unsatisfied, unvacated, or unstayed for a period of ten (10) days after the entry thereof;

8.8 Misrepresentations. Borrower or any of its Subsidiaries makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Collateral Agent and/or the Lenders, and such representation, warranty, or other statement, when taken as a whole, is incorrect in any material respect when made;

8.9 [Reserved].

8.10 Guaranty. Any Guaranty terminates or ceases for any reason to be in full force and effect (other than in accordance with the terms thereof or hereof);

8.11 Governmental Approvals; FDA Action. (a) Any Governmental Approval shall have been revoked, rescinded, suspended, modified in an adverse manner, or not renewed in the ordinary course and such revocation, rescission, suspension, modification or non-renewal has resulted in or could reasonably be expected to result in a Material Adverse Change; or (b) (i) the FDA, DOJ or other Governmental Authority initiates a Regulatory Action against Borrower or any of its Subsidiaries or any supplier of Borrower or any of its Subsidiaries that causes Borrower or any of its Subsidiaries to recall, withdraw, remove or discontinue manufacturing, distributing, and/or marketing any of its products, even if such action is based on previously disclosed conduct and such recall, withdrawal, removal, or discontinuance could reasonably be expected to result in a Material Adverse Change; (ii) the FDA or any other comparable Governmental Authority issues a warning letter to Borrower or any of its Subsidiaries with respect to any of its activities or products which could reasonably be expected to result in a Material Adverse Change; (iii) Borrower or any of its Subsidiaries conducts a mandatory or voluntary recall which could reasonably be expected to result in a Material Adverse Change; (iv) Borrower or any of its Subsidiaries enters into a settlement agreement with the FDA, DOJ or other Governmental Authority that could reasonably be expected to result in a Material Adverse Change, even if such settlement agreement is based on previously disclosed conduct; or (v) the FDA or any other comparable Governmental Authority revokes any authorization or permission granted under any Registration, or Borrower or any of its Subsidiaries withdraws any Registration, that could reasonably be expected to result in a Material Adverse Change.

8.12 Lien Priority. Except as the result of the action or inaction of the Collateral Agent or any Lender, any Lien created hereunder or by any other Loan Document shall at any time fail to constitute a valid and perfected first priority (subject, in respect of priority, to Permitted Liens that, under applicable law, have priority over Collateral Agent’s Lien) Lien on a material portion of the Collateral purported to be secured by a perfected Lien.

9. RIGHTS AND REMEDIES

9.1 Rights and Remedies.

(a) Upon the occurrence and during the continuance of an Event of Default, Collateral Agent may, and at the written direction of Required Lenders shall, without notice or demand, do any or all of the following: (i) deliver notice of the Event of Default to Borrower, (ii) by notice to Borrower declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations shall be immediately due and payable without any action by Collateral Agent or the Lenders) or (iii) by notice to Borrower suspend or terminate the obligations, if any, of the Lenders to advance money or extend credit for any Loan Party’s benefit under this Agreement or under any other Loan Document (but if an Event of Default described in Section 8.5 occurs all obligations, if any, of the Lenders to advance money or extend credit for any Loan Party’s benefit under this Agreement or under any other Loan Document shall be immediately terminated without any action by Collateral Agent or the Lenders).

(b) Without limiting the rights of Collateral Agent and the Lenders set forth in Section 9.1(a) above, upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the right and at the written direction of the Required Lenders shall, without notice or demand, to do any or all of the following:

(i) foreclose upon and/or sell or otherwise liquidate, the Collateral;

(ii) make a demand for payment upon any Guarantor pursuant to the Guaranty delivered by such Guarantor;

(iii) apply to the Obligations any (A) balances and deposits of any Loan Party that Collateral Agent or any Lender holds or controls, (B) any amount held or controlled by Collateral Agent or any Lender owing to or for the credit or the account of any Loan Party, or (C) amounts received from any Guarantors in accordance with the respective Guaranty delivered by such Guarantor; and/or

(iv) commence and prosecute an Insolvency Proceeding or consent to any Loan Party commencing any Insolvency Proceeding.

(c) Without limiting the rights of Collateral Agent and the Lenders set forth in Sections 9.1(a) and (b) above, upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the right and at the written direction of the Required Lenders shall, without notice or demand, to do any or all of the following:

(i) settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Collateral Agent considers advisable, notify any Person owing any Loan Party money of Collateral Agent’s security interest in such funds, and verify the amount of such account;

(ii) make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its Liens in the Collateral (held for the ratable benefit of the Secured Parties). After the occurrence and during the continuance of an Event of Default, (x) each Loan Party shall assemble the Collateral if Collateral Agent requests and make it available at such location as Collateral Agent reasonably designates, (y) Collateral Agent may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which is prior or superior to its security interest and pay all expenses incurred and (z) each Loan Party grants Collateral Agent a license to enter and occupy any of its premises, without charge, to exercise any of Collateral Agent’s rights or remedies;

(iii) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, and/or advertise for sale, any of the Collateral. After the occurrence and during the continuance of an Event of Default, Collateral Agent is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s and each of its Subsidiaries’ labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Collateral Agent’s exercise of its rights under this Section 9.1, Borrower’s and each of its Subsidiaries’ rights under all licenses and all franchise agreements inure to Collateral Agent, for the benefit of the Lenders;

(iv) place a “hold” on any Collateral Account maintained with Collateral Agent or any Lender or otherwise in respect of which a Control Agreement has been delivered in favor of Collateral Agent (for the ratable benefit of the Secured Parties) and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(v) demand and receive possession of Borrower’s Books;

(vi) appoint a receiver to seize, manage and realize any of the Collateral, and such receiver shall have any right and authority as any competent court will grant or authorize in accordance with any applicable law, including any power or authority to manage the business of Borrower or any of its Subsidiaries; and

(vii) subject to clauses 9.1(a) and (b), exercise all rights and remedies available to Collateral Agent and each Lender under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

Notwithstanding any provision of this Section 9.1 to the contrary, upon the occurrence and during the continuance of any Event of Default, Collateral Agent shall have the right to exercise any and all remedies referenced in this Section 9.1 without the written consent of Required Lenders following the occurrence of an Exigent Circumstance.

9.2 Power of Attorney. Each Loan Party hereby irrevocably appoints Collateral Agent as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) endorse Borrower’s or any Guarantor’s name on any checks or other forms of payment or security; (b) sign Borrower’s or any Guarantor’s name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) settle and adjust disputes and claims about the Accounts of Borrower or any Guarantor directly with the applicable Account Debtors, for amounts and on terms Collateral Agent determines reasonable; (d) make, settle, and adjust all claims under Borrower’s or any Guarantor’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, in each case that is prior or superior to its security interest (or otherwise take any action to terminate or discharge the same); and (f) transfer the Collateral into the name of Collateral Agent or a third party as the Code or any applicable law permits. Each Loan Party hereby appoints Collateral Agent as its lawful attorney-in-fact to sign Borrower’s or any Guarantor’s name on any documents necessary to perfect or continue the perfection of Collateral Agent’s security interest in the Collateral regardless of whether an Event of Default has occurred until the Termination Date. Collateral Agent’s foregoing appointment as Borrower’s or any Guarantor’s attorney in fact, and all of Collateral Agent’s rights and powers thereunder, are coupled with an interest and are irrevocable until the Termination Date.

9.3 Protective Payments. If Borrower or any of its Subsidiaries fail to obtain the insurance called for by Section 6.5 or fails to pay any premium thereon or fails to pay any other amount that could adversely affect the Collateral which Borrower or any of its Subsidiaries is obligated to pay under this Agreement or any other Loan Document, Collateral Agent may obtain such insurance or make such payment, and all amounts so paid by Collateral Agent are Lenders’ Expenses and immediately due and payable, bearing interest at the Default Rate, and secured by the Collateral. Collateral Agent will make reasonable efforts to provide Borrower with notice of Collateral Agent obtaining such insurance or making such payment at the time it is obtained or paid or within a reasonable time thereafter. No such payments by Collateral Agent are deemed an agreement to make similar payments in the future or Collateral Agent’s waiver of any Event of Default.

9.4 Application of Payments and Proceeds. Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, (a) each Loan Party irrevocably waives the right to direct the application of any and all payments at any time during the continuance of an Event of Default received by Collateral Agent from or on behalf of Borrower or any of its Subsidiaries of all or any part of the Obligations, and, as between any Loan Party on the one hand and Collateral Agent and Lenders on the other, Collateral Agent shall have the continuing and exclusive right to apply and to reapply any and all payments received against the Obligations in such manner as Collateral Agent may deem advisable notwithstanding any previous application by Collateral Agent, and (b) the proceeds of any sale of, or other realization upon all or any part of the Collateral by the Collateral Agent or any Lender will be applied: first, to the Lenders’ Expenses; second, to accrued and unpaid interest on the Obligations (including any interest which, but for the provisions of the United States Bankruptcy Code, would have accrued on such amounts); third, to the principal amount of the Obligations outstanding; and fourth, to any other Obligations owing to Collateral Agent or any Lender under the Loan Documents. Any balance remaining shall be delivered to Borrower or to whoever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct. In carrying out the foregoing, (x) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category, and (y) each of the Persons entitled to receive a payment in any particular category shall receive an amount equal to its pro rata share of amounts available to be applied pursuant thereto for such category. Any reference in this Agreement to an allocation between or sharing by the Lenders of any right, interest or obligation “ratably,” “proportionally” or in similar terms shall refer to the Lenders’ Pro Rata Shares unless expressly provided otherwise. Collateral Agent, or if applicable, each Lender, shall promptly remit to the other Lenders such sums as may be necessary to ensure the ratable repayment of each Lender’s Pro Rata Share of any Term Loan and the ratable distribution of interest, fees and reimbursements paid or made by any Loan Party. Notwithstanding the foregoing, a Lender receiving a scheduled payment shall not be responsible for determining whether the other Lenders also received their scheduled payment on such date; provided, however, if it is later determined that a Lender received more than its Pro Rata Share of scheduled payments made on any date or dates, then such Lender shall remit to Collateral Agent or other Lenders such sums as may be necessary to ensure the ratable payment of such scheduled payments, as instructed by Collateral Agent. If any payment or distribution of any kind or character, whether in cash, properties or securities, shall be received by a Lender in excess of its Pro Rata Share, then the portion of such payment or distribution in excess of such Lender’s Pro Rata Share shall be received and held by such Lender in trust for and shall be promptly paid over to the other Lenders (in accordance with their respective Pro Rata Shares) for application to the payments of amounts due on such other Lenders’ claims. To the extent any payment for the account of any Loan Party is required to be returned as a voidable transfer or otherwise, the Lenders shall contribute to one another as is necessary to ensure that such return of payment is on a pro rata basis. If any Lender shall obtain possession of any Collateral, it shall hold such Collateral for itself and as agent and bailee for the Secured Parties for purposes of perfecting Collateral Agent’s security interest therein (held for the ratable benefit of the Secured Parties).

9.5 Liability for Collateral. So long as Collateral Agent and the Lenders comply with reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of Collateral Agent and the Lenders, Collateral Agent and the Lenders shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Each Loan Party bears all risk of loss, damage or destruction of the Collateral.

9.6 No Waiver; Remedies Cumulative. Failure by Collateral Agent or any Lender, at any time or times, to require strict performance by any Loan Party of any provision of this Agreement or by any Loan Party of any other Loan Document shall not waive, affect, or diminish any right of Collateral Agent or any Lender thereafter to demand strict performance and compliance herewith or therewith. Any waiver hereunder provided in accordance with Section 12.5 shall only be effective for the specific instance and purpose for which it is given. The rights and remedies of Collateral Agent and the Lenders under this Agreement and the other Loan Documents are cumulative. Collateral Agent and the Lenders have all rights and remedies provided under the Code, any applicable law, by law, or in equity. The exercise by Collateral Agent or any Lender of one right or remedy is not an election, and Collateral Agent’s or any Lender’s waiver of any Event of Default is not a continuing waiver. Collateral Agent’s or any Lender’s delay in exercising any remedy is not a waiver, election, or acquiescence.

9.7 Demand Waiver. Each Loan Party waives, to the fullest extent permitted by law, demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Collateral Agent or any Lender on which Borrower or any Subsidiary is liable.

10. NOTICES

Other than as specifically provided herein, all notices, consents, requests, approvals, demands, or other communication (collectively, “Communications”) by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by facsimile or e-mail transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Any of Collateral Agent, Lender or Borrower may change its mailing address, facsimile number or e-mail address by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to any Loan Party:	VAPOTHERM, INC. 100 Domain Drive Exeter, NH 03833 Attn: John Landry, VP & CFO Fax: (603) 658-0181 Email: jlandry@vtherm.com with a copy (which shall not constitute notice) to:

ROPES & GRAY LLP

1211 Avenue of the Americas

New York, NY 10036-8704

~~Prudential Tower, 800 Boylston Street~~

~~Boston, MA 02199-3600~~

Attn: ~~Kevin Jarboe~~Jay Kim

Phone: (~~617~~212) ~~951-7546~~497-3626

Email: ~~kevin~~jay.~~jarboe~~kim@ropesgray.com

If to Collateral Agent:	SLR INVESTMENT CORP. 500 Park Avenue, 3rd Floor New York, NY 10022 Attention: Anthony Storino Fax: (212) 993-1698 Email: astorino@slrcp.com

with a copy (which shall not constitute notice) to:	LATHAM & WATKINS LLP 505 Montgomery Street, Suite 2000 San Francisco, CA 94111 Attention: Haim Zaltzman Facsimile: (415) 395-8095 Email: haim.zaltzman@lw.com

11. CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

11.1 Waiver of Jury Trial. EACH OF BORROWER, EACH GUARANTOR, COLLATERAL AGENT AND LENDERS UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS AMONG BORROWER, EACH GUARANTOR COLLATERAL AGENT AND/OR LENDERS RELATING TO THE

SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED AMONG BORROWER, EACH GUARANTOR COLLATERAL AGENT AND/OR LENDERS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

11.2 Governing Law and Jurisdiction. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCLUDING THOSE LOAN DOCUMENTS THAT BY THEIR OWN TERMS ARE EXPRESSLY GOVERNED BY THE LAWS OF ANOTHER JURISDICTION) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

11.3 Submission to Jurisdiction. Any legal action or proceeding with respect to the Loan Documents shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, each Loan Party, Collateral Agent and the Lenders hereby accept for itself and in respect of each Loan Party’s Property, generally and unconditionally, the jurisdiction of the aforesaid courts. Notwithstanding the foregoing, Collateral Agent and Lenders shall have the right to bring any action or proceeding against any Loan Party (or any property of any Loan Party) in the court of any other jurisdiction Collateral Agent or Lenders deem necessary or appropriate in order to realize on the Collateral or other security for the Obligations. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

11.4 Service of Process. Each Loan Party irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with any Loan Document by any means permitted by applicable requirements of law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of Borrower specified herein (and shall be effective when such mailing shall be effective, as provided therein). Each Loan Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

11.5 Non-exclusive Jurisdiction. Nothing contained in this Article 11 shall affect the right of Collateral Agent or Lenders to serve process in any other manner permitted by applicable requirements of law or commence legal proceedings or otherwise proceed against any Loan Party in any other jurisdiction.

12. GENERAL PROVISIONS

12.1 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. No Loan Party may transfer, pledge or assign this Agreement or any rights or obligations under it without Collateral Agent’s prior written consent (which may be granted or withheld in Collateral Agent’s discretion, subject to Section 12.5). The Lenders have the right, without the consent of or notice to any Loan Party unless otherwise provided herein, to sell, transfer, assign, pledge, negotiate, or grant participation in (any such sale, transfer, assignment, negotiation, or grant of a participation, a “Lender Transfer”) all or any part of, or any interest in, the Lenders’ obligations, rights, and benefits under this Agreement and the other Loan Documents; provided, however, that any such Lender Transfer (other than (i) any Lender Transfer at any time that an Event of Default has occurred and is continuing, or (ii) a transfer, pledge, sale or assignment to an Eligible Assignee) of its obligations, rights, and benefits under this Agreement and the other Loan Documents shall require the prior written consent of the Collateral Agent (such approved assignee, an “Approved Lender”). Each Loan Party and Collateral Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned until Collateral Agent shall have received and accepted an effective assignment agreement in form satisfactory to Collateral Agent executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such Eligible Assignee or Approved Lender as Collateral Agent reasonably shall require. Notwithstanding anything to the contrary contained herein, so long as no Event of Default arising has occurred and is continuing, no Lender Transfer (other than a Lender Transfer in connection with (x) assignments by a Lender due to a forced divestiture at the request of any regulatory agency having authority over the applicable Lender; or (y) upon the occurrence of a default, event of default or similar occurrence with respect to a Lender’s own financing or securitization transactions) shall be permitted, without any Loan Party’s consent, to any Disqualified Institution at the time of such assignment. Collateral Agent, acting solely for this purpose as a non-fiduciary agent of the Loan Parties, shall maintain at one of its offices in the United States a copy of each such assignment agreement for the recordation of the names and addresses of each Lender, and the Term Loan Commitments of, and the principal amount and stated interest of the Term Loans owing each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and each Loan Party, Collateral Agent and Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower at any reasonable time upon reasonable prior notice to the Collateral Agent. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Loan Parties, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Term Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Collateral Agent (in its capacity as Collateral Agent) shall have no responsibility for maintaining a Participant Register. Each Loan Party agrees that each participant shall be entitled to the benefits of the provisions in Exhibit I attached hereto (subject to the requirements and limitations therein, including the requirements under Section 7 of Exhibit I attached hereto (it being understood that the documentation required under Section 7 of Exhibit I attached hereto shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to this Section 12.1; provided that such participant shall not be entitled to receive any greater payment under Exhibit I attached hereto, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the participant acquired the applicable participation.

12.2 Indemnification. Each Loan Party agrees to indemnify, defend and hold each Secured Party and their respective directors, officers, employees, consultants, agents, attorneys, or any other Person affiliated with or representing such Secured Party (each, an “Indemnified Person”) harmless against: (a) all obligations, demands, claims, and liabilities (collectively, “Claims”) asserted by any other party in connection with; related to; following from; or arising from, out of or under, the transactions contemplated by the Loan Documents; and (b) all losses and Lenders’ Expenses incurred, or paid by an Indemnified Person in connection with; related to; following from; or arising from, out of or under, the transactions contemplated by the Loan Documents (including reasonable and documented external attorneys’ fees and expenses), except, in each case, for Claims losses and/or Lender Expenses directly caused by such Indemnified Person’s gross negligence or willful misconduct. Each Loan Party hereby further agrees to indemnify, defend and hold each Indemnified Person harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable and documented fees and disbursements of external counsel for such Indemnified Person) in connection with any investigative, response, remedial, administrative or judicial matter or proceeding, whether or not such Indemnified Person shall be designated a party thereto and including any such proceeding initiated by or on behalf of any Loan Party, and the reasonable and documented expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by Collateral Agent or Lenders) asserting any right to payment for the transactions contemplated hereby which may be imposed on, incurred by or asserted against such Indemnified Person as a result of or in connection with the transactions contemplated hereby and the use or intended use of the proceeds of the Term Loans, except for liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements directly caused by such Indemnified Person’s gross negligence or willful misconduct. This Section 12.2 shall not apply with respect to any Taxes other than any Taxes that represent losses, claims, damages, etc., arising from any non-Tax claim.

12.3 Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.4 Correction of Loan Documents. Notwithstanding anything to the contrary contained in Section 12.5, Collateral Agent and Borrower may, with prior notice to the Lenders, correct mistakes and fill in any blanks in this Agreement and the other Loan Documents consistent with the agreement of the parties.

12.5 Amendments in Writing; Integration. (a) Except as otherwise expressly provided herein, no amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder, or any consent to any departure by Borrower or any of its Subsidiaries therefrom, shall in any event be effective unless the same shall be in writing and signed by Borrower, Collateral Agent and the Required Lenders provided that:

(i) no such amendment, waiver or other modification that would have the effect of increasing or reducing a Lender’s Term Loan Commitment or Commitment Percentage shall be effective as to such Lender without such Lender’s written consent;

(ii) no such amendment, waiver or modification that would affect the rights and duties of Collateral Agent shall be effective without Collateral Agent’s written consent or signature; and

(iii) no such amendment, waiver or other modification shall, unless signed by all the Lenders directly affected thereby, (A) reduce the principal of, rate of interest (other than default interest) on or any fees with respect to any Term Loan or forgive any principal, interest (other than default interest) or fees (other than late charges) with respect to any Term Loan; (B) postpone the date fixed for, or waive, any payment of principal of any Term Loan or of interest on any Term Loan (other than default interest) or any fees provided for hereunder (other than late charges or for any termination of any commitment); (C) change the definition of the term “Required Lenders” or the percentage of Lenders which shall be required for the Lenders to take any action hereunder; (D) release all or substantially all of any material portion of the Collateral, authorize any Loan Party to sell or otherwise dispose of all or substantially all or any material portion of the Collateral or release any Guarantor of all or any portion of the Obligations or its Guaranty obligations with respect thereto, except, in each case with respect to this clause (D), as otherwise may be expressly permitted under this Agreement or the other Loan Documents (including in connection with any disposition permitted hereunder); (E) amend, waive or otherwise modify this Section 12.5 or the definitions of the terms used in this Section 12.5 insofar as the definitions affect the substance of this Section 12.5; (F) consent to the assignment, delegation or other transfer by any Loan Party of any of its rights and obligations under any Loan Document or release any Loan Party of its payment obligations under any Loan Document, except, in each case with respect to this clause (F), pursuant to a transaction expressly permitted pursuant to this Agreement; (G) amend any of the provisions of Section 9.4 or amend any of the definitions of Pro Rata Share, Term Loan Commitment, Commitment Percentage that provide for the Lenders to receive their Pro Rata Shares of any fees, payments, setoffs or proceeds of Collateral hereunder; or (H) subordinate the Liens granted in favor of Collateral Agent securing the Obligations (other than Liens permitted by clause (c) of the definition of “Permitted Liens”); or (I) amend any of the provisions of Section 12.7 and 12.8. It is hereby understood and agreed that all Lenders shall be deemed directly affected by an amendment, waiver or other modification of the type described in the preceding clauses (C), (D), (E), (F), (G) and (H) of the immediately preceding sentence.

(b) Other than as expressly provided for in Section 12.5(a)(i)-(iii), Collateral Agent may, at its discretion, or if requested by the Required Lenders, from time to time designate covenants in this Agreement less restrictive by notification to a representative of Borrower.

(c) This Agreement and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

12.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

12.7 Survival. Except as otherwise provided in this Agreement, all covenants, representations and warranties made in this Agreement continue in full force and effect until the Termination Date. The obligation of the Loan Parties in Section 12.2 to indemnify each Lender and Collateral Agent, as well as the confidentiality provisions in Section 12.8 below, shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

12.8 Confidentiality. In handling any confidential information of Borrower and its Subsidiaries, each of the Lenders and Collateral Agent shall hold such information confidential and shall exercise the same degree of care that it exercises for their own proprietary information, but disclosure of information may be made: (a) subject to the terms and conditions of this Agreement, including this Section 12.8, to the Lenders’ and Collateral Agent’s Subsidiaries, or in connection with a Lender’s own financing or securitization transactions and upon the occurrence of a default, event of default or similar occurrence with respect to such financing or securitization transaction; (b) to prospective transferees or purchasers (other than those identified in (a) above and Disqualified Institutions) of any interest in the Term Loans (provided, however, the Lenders and Collateral Agent shall obtain such prospective transferee’s or purchaser’s agreement to the terms of this provision or to similar confidentiality terms); (c) as required by law, rule, regulation, subpoena or other legal or administrative order; (d) as required or requested by any federal or state regulatory authority (including the Securities and Exchange Commission or other Governmental Authority having regulatory authority over such Lender or the Collateral Agent, as applicable) or any self-regulatory authority and any other public disclosure with investors or other related persons related to such required or requested disclosures with any regulatory or self-regulatory authority; (e) as Collateral Agent reasonably considers appropriate in exercising remedies under the Loan Documents or in connection with any examination or audit so long as such examiners or auditors are subject to confidentiality obligations customary for such examiners or auditors; (f) to third party service providers of the Lenders and/or Collateral Agent so long as such service providers have executed a confidentiality agreement or have agreed to similar confidentiality terms with the Lenders and/or Collateral Agent, as applicable, with terms no less restrictive than those contained herein; and (g) to any Person that is an investor of the Lenders and/or the Collateral Agent so long as such Person has executed a confidentiality agreement or has agreed to similar confidentiality terms with such Lender and/or the Collateral Agent, as applicable, with terms no less restrictive than those contained herein. Confidential information does not include information that either: (i) is in the public domain or in the Lenders’ and/or Collateral Agent’s possession when disclosed to the Lenders and/or Collateral Agent, or becomes part of the public domain after disclosure to the Lenders and/or Collateral Agent through no breach of this provision by the Lenders or the Collateral Agent; or (ii) is disclosed to the Lenders and/or Collateral Agent by a third party, if the Lenders and/or Collateral Agent does not know that the third party is prohibited from disclosing the information. Subject to the restrictions on disclosure set forth above, Collateral Agent and the Lenders may use confidential information for any purpose, including, without limitation, for the development of client databases, reporting purposes, and market analysis. The provisions of the immediately preceding sentence shall survive the termination of this Agreement. The agreements provided under this Section 12.8 supersede all prior agreements, understanding, representations, warranties, and negotiations between the parties about the subject matter of this Section 12.8.

12.9 Right of Set Off. Each Loan Party hereby grants to Collateral Agent and to each Lender, subject to the sentence immediately following, a right of set off as security for all Obligations to Secured Parties hereunder, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property of any Loan Party, now or hereafter in the possession, custody, safekeeping or control of any Secured Party or any entity under the control of such Secured Party (including a Collateral Agent Affiliate), or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, any Secured Party may, with the prior written consent of the Collateral Agent, set off the same or any part thereof and apply the same to any liability or obligation of any Loan Party even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE COLLATERAL AGENT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF ANY LOAN PARTY ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY EACH LOAN PARTY.

12.10 Cooperation of Loan Parties. If necessary, each Loan Party agrees to (i) execute any documents reasonably required to effectuate and acknowledge each assignment of a Term Loan Commitment (or portion thereof) or Term Loan (or portion thereof) to an assignee in accordance with Section 12.1, (ii) make any Loan Party’s management personnel available to meet with Collateral Agent and prospective participants and assignees of Term Loan Commitments, the Term Loans or portions thereof (which meetings shall be conducted no more often than twice every twelve months unless an Event of Default has occurred and is continuing), and (iii) assist Collateral Agent and the Lenders in the preparation of information relating to the financial affairs of any Loan Party as any prospective participant or assignee of a Term Loan Commitment (or portions thereof) or Term Loan (or portions thereof) reasonably may request. Subject to the provisions of Section 12.8, each Loan Party authorizes each Lender to disclose to any prospective participant or assignee of a Term Loan Commitment (or portions thereof), any and all information in such Lender’s possession concerning any Loan Party and its financial affairs which has been delivered to such Lender by or on behalf of any Loan Party pursuant to this Agreement, or which has been delivered to such Lender by or on behalf of any Loan Party in connection with such Lender’s credit evaluation of any Loan Party prior to entering into this Agreement.

12.11 Tombstones / Public Announcement. Each Loan Party hereby consents to the publication by the Collateral Agent and each Lender of a tombstone or other comparable advertising material relating to the financing contemplated by this Agreement, provided that (i) the amount of the credit facilities herein is not so published, (ii) no information regarding any stockholders of the Borrower is included therein and (iii) the Borrower is provided a reasonable opportunity to review and comment on such tombstone or such other advertising material prior to publication thereof. In connection therewith, the Collateral Agent and the Lenders may use any Loan Party’s legal name and logos.

12.12 Collateral Agent and Lender Agreement. Collateral Agent and the Lenders hereby agree to the terms and conditions set forth on Exhibit B attached hereto. Each Loan Party hereby acknowledges the terms and conditions set forth on Exhibit B attached hereto.

12.13 Time of Essence. Time is of the essence for the performance of Obligations under this Agreement.

12.14 [Reserved].

12.15 Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

13. GUARANTY.

13.1 Guaranty. Each Guarantor hereby agrees that such Guarantor is jointly and severally liable for, and each Guarantor hereby absolutely and unconditionally guarantees to the Collateral Agent and the Lenders and their respective successors and assigns, the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) and performance of all Obligations owed or hereafter owing to the Collateral Agent and the Lenders by each other Loan Party. Each Guarantor agrees that its guaranty obligation hereunder is a continuing guaranty of payment and performance and not of collection, and that its obligations under this Section 13 shall be absolute and unconditional, irrespective of, and unaffected by:

(a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Loan Document or any other agreement, document or instrument to which any Loan Party is or may become a party;

(b) the absence of any action to enforce this Agreement (including this Section 13) or any other Loan Document or the waiver or consent by the Collateral Agent and the Lenders with respect to any of the provisions thereof;

(c) the existence, value or condition of, or failure to perfect its Lien against, any security for the Obligations or any action, or the absence of any action, by the Collateral Agent and the Lenders in respect thereof (including the release of any such security);

(d) the insolvency of any Loan Party; or

(e) any other action or circumstances which otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

(f) Each Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Obligations guaranteed hereunder.

13.2 Waivers by the Guarantors. To the fullest extent permitted by Requirements of Law, each Guarantor expressly waives all rights it may have now or in the future under any statute, or at common law, or pursuant to any other laws or in equity, or otherwise, to compel the Collateral Agent or the Lenders to marshal assets or to proceed in respect of the Obligations guaranteed hereunder against any other Loan Party, any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, such Guarantor. It is agreed among each Guarantor, the Collateral Agent and the Lenders that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for the provisions of this Section 13 and such waivers, the Collateral Agent and the Lenders would decline to enter into this Agreement,

13.3 Benefit of Guaranty. Each Guarantor agrees that the provisions of this Section 13 are for the benefit of the Collateral Agent and the other Secured Parties and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between such Guarantor, on the one hand, and the Collateral Agent and the Lenders, on the other hand, the obligations of such other Guarantor under the Loan Documents.

13.4 Subordination of Subrogation Etc. Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, and except as set forth in Section 13.7 or as needed to permit any Guarantor’s cash management (including inter-company cash management) in the ordinary course of business, each Guarantor hereby expressly subordinates to the prior payment in full, in cash, of the Obligations (other than inchoate indemnity obligations, obligations arising under the Warrants and any other obligations which, by their terms, are to survive the termination of this Agreement) any and all rights pursuant to any laws or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a surety, guarantor or accommodation co-obligor (other than defense of payment in full of the Obligations) until the Termination Date has occurred. Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Collateral Agent and the Lenders and shall not limit or otherwise affect such Guarantor’s liability hereunder or the enforceability of this Section 13, and that the Collateral Agent, the Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 13.4.

13.5 Election of Remedies. If the Collateral Agent or any Lender may, under applicable law, proceed to realize its benefits under any of the Loan Documents giving the Collateral Agent or such Lender a Lien upon any Collateral, whether owned by any Loan Party or by any other Person, either by judicial foreclosure or by non-judicial sale or enforcement, the Collateral Agent or any Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Section 13. If, in the exercise of any of its rights and remedies, the Collateral Agent or any Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Loan Party or any other Person, whether because of any applicable laws pertaining to “election of remedies” or the like, each Guarantor hereby consents to such action by the Collateral Agent or such Lender and waives any claim based upon such action, even if such action by the Collateral Agent or such Lender shall result in a full or partial loss of any rights of subrogation which each Guarantor might otherwise have had but for such action by the Collateral Agent or such Lender. Any election of remedies which results in the denial or impairment of the right of the Collateral Agent or any Lender to seek a deficiency judgment against any Guarantor shall not impair any other Guarantor’s obligation to pay the full amount of the Obligations. In the event the Collateral Agent or any Lender shall bid at any foreclosure or trustee’s sale or at any private sale permitted by law or the Loan Documents, the Collateral Agent (either directly or through one or more acquisition vehicles) or such Lender may offset the Obligations against the purchase price of such bid in lieu of accepting cash or other non-cash consideration in connection with such sale or other disposition. The amount of the successful bid at any such sale, whether the Collateral Agent, any Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair and reasonably equivalent value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Section 13, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which the Collateral Agent or any Lender might otherwise be entitled but for such bidding at any such sale.

13.6 Limitation. Notwithstanding any provision herein contained to the contrary, the liability of each Guarantor under this Section 13 shall be limited to an amount not to exceed as of any date of determination the highest amount (after giving effect to the right of contribution established in Section 13.7, but before giving effect to any other guarantee) that can be guaranteed by such Guarantor, under the U.S. Bankruptcy Code or any applicable laws relating to fraudulent conveyances, fraudulent transfers or the insolvency of debtors.

13.7 Contribution with Respect to Guaranty Obligations.

(a) To the extent that any Guarantor shall make a payment under this Section 13 of all or any of the Obligations (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following the occurrence of the Termination Date, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Loan Party for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

(b) As of any date of determination, the “Allocable Amount” of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Section 13 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the United States Bankruptcy Code, as amended or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

(c) This Section 13.7 is intended only to define the relative rights of the Guarantors and nothing set forth in this Section 13.7 is intended to or shall impair the obligations of the Loan Parties, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, including Section 13.1.

(d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor to which such contribution and indemnification is owing.

(e) The rights of the indemnifying Guarantors against other Guarantors under this Section 13.7 shall be exercisable upon and after the Termination Date.

13.8 Liability Cumulative. The liability of the Guarantors under this Section 13 is in addition to and shall be cumulative with all liabilities of each Loan Party to the Collateral Agent and the Lenders under this Agreement and the other Loan Documents, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

13.9 Release of Guarantors. Each Lender shall direct Collateral Agent to release and Collateral Agent shall release any Guarantor if all of the stock of such Guarantor owned by Borrower or another Guarantor is sold or transferred in a transaction permitted under the Loan Documents (including pursuant to a valid waiver or consent), to the extent that, after giving effect to such transaction, such Subsidiary would not be required to guaranty any Obligations pursuant to any Loan Document.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BORROWER:

VAPOTHERM, INC.

By
Name:
Title:

GUARANTORS:

HGE HEALTHCARE SOLUTIONS, LLC VAPOTHERM ACCESS CARE MANAGEMENT NETWORK, LLC VAPOTHERM ACCESS MANAGEMENT SERVICES, LLC

By
Name:
Title:

[Signature Page to Loan and Security Agreement]

COLLATERAL AGENT AND A LENDER:

SLR INVESTMENT CORP.

By
Name:
Title:

[Signature Page to Loan and Security Agreement]

SCHEDULE 1.1

Lenders and Term Loan Commitments

Term A Loans
Lender	Term A Loan Commitments		Commitment Percentage
SLR INVESTMENT CORP.		$34,455,458.78	~~34.46~~34.4555%
SCP PRIVATE CREDIT INCOME FUND SPV, LLC		$16,180,175.92	~~16.18~~16.1802%
SLR HC FUND SPV, LLC		$14,705,724.99	14.7057%
SCP PRIVATE CREDIT INCOME BDC SPV LLC		$12,070,337.19	~~12.07~~12.0703%
SCP PRIVATE CORPORATE LENDING FUND SPV LLC		$10,999,298.40	~~11.00~~10.9993%
SCP CAYMAN DEBT MASTER FUND SPV LLC		$4,717,058.15	~~4.72~~4.7171%
SCP SF DEBT FUND L.P.	$	~~3,776,608.57~~1,691,930.54	~~3.78~~1.6919%
SLR ~~HC~~CP SF DEBT FUND SPV~~,~~ LLC	$	~~14,705,724.99~~2,084,678.03	~~14.71~~2.0847%
SLR HC BDC LLC		$3,095,338.00	~~3.10~~3.0953%
TOTAL		$100,000,000.00	~~100.00~~100.0000%

SCHEDULE 7.13(a)

Month-End	Net Product Revenue
August 2022	$25,488,089
September 2022	$26,080,351
October 2022	$26,968,776
November 2022	$28,298,353
December 2022	$29,040,342
January 2023	$~~42,330,000~~32,239,000
February 2023	$~~43,770,000~~33,512,000
March 2023	$~~45,140,000~~34,344,000
April 2023	$~~45,480,000~~34,924,000
May 2023	$~~45,680,000~~35,094,000
June 2023	$~~45,740,000~~34,913,000
July 2023	$~~45,620,000~~33,316,000
August 2023	$~~45,930,000~~32,320,000
September 2023	$~~46,420,000~~32,206,000
October 2023	$~~46,670,000~~33,329,000
November 2023	$~~47,070,000~~34,825,000
December 2023	$~~47,660,000~~37,130,000
January 2024 and each month thereafter	75% (or such other percentage determined by Collateral Agent in consultation with Borrower) of projected Net Product Revenue in accordance with an annual plan submitted by Borrower to Lenders pursuant to Section 6.2(a)(iii), such plan to be approved by Borrower’s ~~Board of Directors and shall be~~board of directors and subject to the ~~reasonable~~ approval by Collateral Agent and Lenders in writing.

EXHIBIT A

Description of Collateral

The Collateral consists of all of each Loan Party’s right, title and interest in and to the following property:

Subject to the exceptions noted below:

all goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, Intellectual Property, General Intangibles, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash and other Collateral Accounts, all certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

all of each any Loan Party’s books and records relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral shall not include: (a) any “intent-to-use” trademark or service mark application for which a statement of use has not been filed and accepted, solely to the extent that the grant of a security interest in any such trademark application would impair the validity or enforceability of the resulting trademark registration or result in cancellation of such trademark application; (b) any interest of Borrower or Guarantor as a lessee or sublessee under a real property lease; (c) rights held under a lease, license, contract, property right or other General Intangible that are not assignable by their terms without the consent of a Person (other than the Borrower or Guarantor) (but only to the extent such restriction on assignment is effective under Section 9-406, 9-407, 9-408 or 9-409 of the Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); (d)(i) any assets subject to purchase money indebtedness (so long as the (x) the purchase money indebtedness and Liens securing such indebtedness are permitted under the Agreement and (y) the documentation evidencing such purchase money indebtedness expressly prohibit a grant of any additional Liens on such assets) or (ii) any interest of Borrower or any Guarantor as a lessee under an Equipment lease if Borrower or such Guarantor is prohibited by the terms of such lease from granting a security interest in such lease or under which such an assignment or Lien would cause a default to occur under such lease; provided, however, that upon termination of such prohibition, such interest shall immediately become Collateral without any action by Borrower, such Guarantor, Collateral Agent or any Lender; (e) Excluded Accounts or (f) such other assets that the Collateral Agent and the Borrower agree that the cost of obtaining a security interest in such asset is excessive in relation to the value of the security to be afforded thereby (the foregoing clauses (a) through (f) are herein referred to as “Excluded Assets”). Neither the Borrower nor any Guarantor shall be obligated to enter into any leasehold mortgages with respect to any leased property.

EXHIBIT B

Collateral Agent and Lender Terms

1. Appointment of Collateral Agent.

(a) Each Lender hereby appoints SLR (together with any successor Collateral Agent pursuant to Section 7 of this Exhibit B) as Collateral Agent under the Loan Documents and authorizes Collateral Agent to (i) execute and deliver the Loan Documents and accept delivery thereof on its behalf from any Loan Party, (ii) take such action on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to Collateral Agent under such Loan Documents and (iii) exercise such powers as are reasonably incidental thereto.

(b) Without limiting the generality of clause (a) above, Collateral Agent shall have the sole and exclusive right and authority (to the exclusion of the Lenders), and is hereby authorized, to (i) act as the disbursing and collecting agent for the Lenders with respect to all payments and collections arising in connection with the Loan Documents (including in any other bankruptcy, insolvency or similar proceeding), and each Person making any payment in connection with any Loan Document to any Lender is hereby authorized to make such payment to Collateral Agent, (ii) file and prove claims and file other documents necessary or desirable to allow the claims of Collateral Agent and Lenders with respect to any Obligation in any bankruptcy, insolvency or similar proceeding (but not to vote, consent or otherwise act on behalf of such Lender), (iii) act as collateral agent for the Secured Parties for purposes of the perfection of all Liens created by the Loan Documents and all other purposes stated therein, (iv) manage, supervise and otherwise deal with the Collateral as permitted pursuant to the Loan Agreement, (v) take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Loan Documents, (vi) except as may be otherwise specified in any Loan Document, exercise all remedies given to Collateral Agent and the other Lenders with respect to the any Loan Party and/or the Collateral, whether under the Loan Documents, applicable Requirements of Law or otherwise and (vii) execute any amendment, consent or waiver under the Loan Documents on behalf of any Lender that has consented in writing to such amendment, consent or waiver; provided, however, that Collateral Agent hereby appoints, authorizes and directs each Lender to act as collateral sub-agent for Collateral Agent and the Lenders for purposes of the perfection of all Liens with respect to the Collateral, including any Collateral Account maintained by Borrower or any Guarantor with, and cash and Cash Equivalents held by, such Lender, and may further authorize and direct the Lenders to take further actions as collateral sub-agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to Collateral Agent, and each Lender hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed. Collateral Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any trustee, co-agent, employee, attorney-in-fact and any other Person (including any Lender). Any such Person shall benefit from this Exhibit B to the extent provided by Collateral Agent.

(c) Under the Loan Documents, Collateral Agent (i) is acting solely on behalf of the Lenders, with duties that are entirely administrative in nature, notwithstanding the use of the defined term “Collateral Agent”, the terms “agent”, “Collateral Agent” and “collateral agent” and similar terms in any Loan Document to refer to Collateral Agent, which terms are used for title purposes only, (ii) is not assuming any obligation under any Loan Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for any Lender or any other Person and (iii) shall have no implied functions, responsibilities, duties, obligations or other liabilities under any Loan Document, and each Lender, by accepting the benefits of the Loan Documents, hereby waives and agrees not to assert any claim against Collateral Agent based on the roles, duties and legal relationships expressly disclaimed in clauses (i) through (iii) above. Except as expressly set forth in the Loan Documents, Collateral Agent shall not have any duty to disclose, and shall not be liable for failure to disclose, any information relating to Borrower or any of its Subsidiaries that is communicated to or obtained by SLR or any of its Affiliates in any capacity.

2. Binding Effect; Use of Discretion; E-Systems.

(a) Each Lender, by accepting the benefits of the Loan Documents, agrees that (i) any action taken by Collateral Agent or the Required Lenders (or, if expressly required in any Loan Document, a greater proportion of the Lenders) in accordance with the provisions of the Loan Documents, (ii) any action taken by Collateral Agent in reliance upon the instructions of the Required Lenders (or, where so required, such greater proportion) and (iii) the exercise by Collateral Agent or the Required Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of Lenders.

(b) If Collateral Agent shall request instructions from the Required Lenders or all affected Lenders with respect to any act or action (including failure to act) in connection with any Loan Document, then Collateral Agent shall be entitled to refrain from such act or taking such action unless and until Collateral Agent shall have received instructions from the Required Lenders or all affected Lenders, as the case may be, and Collateral Agent shall not incur liability to any Person by reason of so refraining. Collateral Agent shall be fully justified in failing or refusing to take any action under any Loan Document (i) if such action would, in the opinion of Collateral Agent, be contrary to any Requirement of Law or any Loan Document, (ii) if such action would, in the opinion of Collateral Agent, expose Collateral Agent to any potential liability under any Requirement of Law or (iii) if Collateral Agent shall not first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Collateral Agent as a result of Collateral Agent acting or refraining from acting under any Loan Document in accordance with the instructions of the Required Lenders or all affected Lenders, as applicable.

(c) Collateral Agent is hereby authorized by each Loan Party and each Lender to establish procedures (and to amend such procedures from time to time) to facilitate administration and servicing of the Term Loans and other matters incidental thereto. Without limiting the generality of the foregoing, Collateral Agent is hereby authorized to establish procedures to make available or deliver, or to accept, notices, documents and similar items on, by posting to or submitting and/or completion, on E-Systems. Each Loan Party and each Lender acknowledges and agrees that the use of transmissions via an E-System or electronic mail is not necessarily secure and that there are risks associated with such use, including risks of interception, disclosure and abuse, and Each Loan Party and each Lender assumes and accepts such risks by hereby authorizing the transmission via E-Systems or electronic mail. Each “e-signature” on any such posting shall be deemed sufficient to satisfy any requirement for a “signature”, and each such posting shall be deemed sufficient to satisfy any requirement for a “writing”, in each case including pursuant to any Loan Document, any applicable provision of any Code, the federal Uniform Electronic Transactions Act, the Electronic Signatures in Global and National Commerce Act and any substantive or procedural Requirement of Law governing such subject matter. All uses of an E-System shall be governed by and subject to, in addition to this Section, the separate terms, conditions and privacy policy posted or referenced in such E-System (or such terms, conditions and privacy policy as may be updated from time to time, including on such E-System) and related contractual obligations executed by Collateral Agent, each Loan Party and/or Lenders in connection with the use of such E-System. ALL E-SYSTEMS AND ELECTRONIC TRANSMISSIONS SHALL BE PROVIDED “AS IS” AND “AS AVAILABLE”. NO REPRESENTATION OR WARRANTY OF ANY KIND IS MADE BY COLLATERAL AGENT, ANY LENDER OR ANY OF THEIR RELATED PERSONS IN CONNECTION WITH ANY E-SYSTEMS.

3. Collateral Agent’s Reliance, Etc. Collateral Agent may, without incurring any liability hereunder, (a) consult with any of its Related Persons and, whether or not selected by it, any other advisors, accountants and other experts (including advisors to, and accountants and experts engaged by, any Loan Party) and (b) rely and act upon any document and information (including those transmitted by electronic transmission) and any telephone message or conversation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by the appropriate parties. None of Collateral Agent and its Related Persons shall be liable for any action taken or omitted to be taken by any of them under or in connection with any Loan Document, and each Lender and each Loan Party hereby waives and shall not assert (and Borrower shall cause its Subsidiaries to waive and agree not to assert) any right, claim or cause of action based thereon, except to the extent of liabilities resulting from the gross negligence or willful misconduct of Collateral Agent or, as the case may be, such Related Person (each as determined in a final, non-appealable judgment of a court of competent jurisdiction). Without limiting the foregoing, Collateral Agent: (i) shall not be responsible or otherwise incur liability for any action or omission taken in reliance upon the instructions of the Required Lenders or for the actions or omissions of any of its Related Persons, except to the extent that a court of competent jurisdiction determines in a final non-appealable judgment that Collateral Agent acted with gross negligence or willful misconduct in the selection of such Related Person; (ii) shall not be responsible to any Lender or other Person for the due execution, legality, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, any Loan Document; (iii) makes no warranty or representation, and shall not be responsible, to any Lender or other Person for any statement, document, information, representation or warranty made or furnished by or on behalf of any Loan Party or any Related Person of any Loan Party in connection with any Loan Document or any transaction contemplated therein or any other document or information with respect to any Loan Party, whether or not transmitted or (except for documents expressly required under any Loan Document to be transmitted to the Lenders) omitted to be transmitted by Collateral Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature or results of any due diligence performed by Collateral Agent in connection with the Loan Documents; and (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any provision of any Loan Document, whether any condition set forth in any Loan Document is satisfied or waived, as to the financial condition of any Loan Party or as to the existence or continuation or possible occurrence or continuation of any Event of Default, and shall not be deemed to have notice or knowledge of such occurrence or continuation unless it has received a notice from Borrower or any Lender describing such Event of Default that is clearly labeled “notice of default” (in which case Collateral Agent shall promptly give notice of such receipt to all Lenders, provided that Collateral Agent shall not be liable to any Lender for any failure to do so, except to the extent that such failure is attributable to Collateral Agent’s gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction); and, for each of the items set forth in clauses (i) through (iv) above, each Lender and each Loan Party hereby waives and agrees not to assert (and each Loan Party shall cause its Subsidiaries to waive and agree not to assert) any right, claim or cause of action it might have against Collateral Agent based thereon.

4. Collateral Agent Individually. Collateral Agent and its Affiliates may make loans and other extensions of credit to, acquire stock and stock equivalents of, engage in any kind of business with, any Loan Party or any Affiliate of any Loan Party as though it were not acting as Collateral Agent and may receive separate fees and other payments therefor. To the extent Collateral Agent or any of its Affiliates makes any Term Loans or otherwise becomes a Lender hereunder, it shall have and may exercise the same rights and powers hereunder and shall be subject to the same obligations and liabilities as any other Lender and the terms “Lender”, “Required Lender” and any similar terms shall, except where otherwise expressly provided in any Loan Document, include, without limitation, Collateral Agent or such Affiliate, as the case may be, in its individual capacity as Lender, or as one of the Required Lenders.

5. Lender Credit Decision; Collateral Agent Report. Each Lender acknowledges that it shall, independently and without reliance upon Collateral Agent, any Lender or any of their Related Persons or upon any document solely or in part because such document was transmitted by Collateral Agent or any of its Related Persons, conduct its own independent investigation of the financial condition and affairs of the Loan Parties and make and continue to make its own credit decisions in connection with entering into, and taking or not taking any action under, any Loan Document or with respect to any transaction contemplated in any Loan Document, in each case based on such documents and information as it shall deem appropriate. Except for documents expressly required by any Loan Document to be transmitted by Collateral Agent to the Lenders, Collateral Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, Property, financial and other condition or creditworthiness of any Loan Parties or any Affiliate of any Loan Parties that may come in to the possession of Collateral Agent or any of its Related Persons. Each Lender agrees that is shall not rely on any field examination, audit or other report provided by Collateral Agent or its Related Persons (an “Collateral Agent Report”). Each Lender further acknowledges that any Collateral Agent Report (a) is provided to the Lenders solely as a courtesy, without consideration, and based upon the understanding that such Lender will not rely on such Collateral Agent Report, (b) was prepared by Collateral Agent or its Related Persons based upon information provided by the Loan Parties solely for Collateral Agent’s own internal use, and (c) may not be complete and may not reflect all information and findings obtained by Collateral Agent or its Related Persons regarding the operations and condition of the Loan Parties. Neither Collateral Agent nor any of its Related Persons makes any representations or warranties of any kind with respect to (i) any existing or proposed financing, (ii) the accuracy or completeness of the information contained in any Collateral Agent Report or in any related documentation, (iii) the scope or adequacy of Collateral Agent’s and its Related Persons’ due diligence, or the presence or absence of any errors or omissions contained in any Collateral Agent Report or in any related documentation, and (iv) any work performed by Collateral Agent or Collateral Agent’s Related Persons in connection with or using any Collateral Agent Report or any related documentation. Neither Collateral Agent nor any of its Related Persons shall have any duties or obligations in connection with or as a result of any Lender receiving a copy of any Collateral Agent Report. Without limiting the generality of the forgoing, neither Collateral Agent nor any of its Related Persons shall have any responsibility for the accuracy or completeness of any Collateral Agent Report, or the appropriateness of any Collateral Agent Report for any Lender’s purposes, and shall have no duty or responsibility to correct or update any Collateral Agent Report or disclose to any Lender any other information not embodied in any Collateral Agent Report, including any supplemental information obtained after the date of any Collateral Agent Report. Each Lender releases, and agrees that it will not assert, any claim against Collateral Agent or its Related Persons that in any way relates to any Collateral Agent Report or arises out of any Lender having access to any Collateral Agent Report or any discussion of its contents, and agrees to indemnify and hold harmless Collateral Agent and its Related Persons from all claims, liabilities and expenses relating to a breach by any Lender arising out of such Lender’s access to any Collateral Agent Report or any discussion of its contents.

6. Indemnification. Each Lender agrees to reimburse Collateral Agent and each of its Related Persons (to the extent not reimbursed by Borrower or any other Loan Party as required under the Loan Documents (including pursuant to Section 12.2 of the Agreement)) promptly upon demand for its Pro Rata Share of any out-of-pocket costs and expenses (including, without limitation, fees, charges and disbursements of financial, legal and other advisors and any Taxes or insurance paid in the name of, or on behalf of, Borrower or any other Loan Party) incurred by Collateral Agent or any of its Related Persons in connection with the preparation, syndication, execution, delivery, administration, modification, amendment, consent, waiver or enforcement of, or the taking of any other action (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding (including, without limitation, preparation for and/or response to any subpoena or request for document production relating thereto) or otherwise) in respect of, or legal advice with respect to, its rights or responsibilities under, any Loan Document. Each Lender further agrees to indemnify Collateral Agent and each of its Related Persons (to the extent not reimbursed by Borrower or any other Loan Party as required under the Loan Documents (including pursuant to Section 12.2 of the Agreement)), ratably according to its Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, to the extent not indemnified by the applicable Lender, Taxes, interests and penalties imposed for not properly withholding or backup withholding on payments made to or for the account of any Lender) that may be imposed on, incurred by, or asserted against Collateral Agent or any of its Related Persons in any matter relating to or arising out of, in connection with or as a result of any Loan Document or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by Collateral Agent or any of its Related Persons under or with respect to the foregoing; provided that no Lender shall be liable to Collateral Agent or any of its Related Persons under this Section 6 of this Exhibit B to the extent such liability has resulted from the gross negligence or willful misconduct of Collateral Agent or, as the case may be, such Related Person, as determined by a final non-appealable judgment of a court of competent jurisdiction. To the extent required by any applicable Requirement of Law, Collateral Agent may withhold from any payment to any Lender under a Loan Document an amount equal to any applicable withholding Tax. If the IRS or any other Governmental Authority asserts a claim that Collateral Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason, or if Collateral Agent reasonably determines that it was required to withhold Taxes from a prior payment to or for the account of any Lender but failed to do so, such Lender shall promptly indemnify Collateral Agent fully for all amounts paid, directly or indirectly, by Collateral Agent as Tax or otherwise, including penalties and interest, and together with all expenses incurred by Collateral Agent. Collateral Agent may offset against any payment to any Lender under a Loan Document, any applicable withholding Tax that was required to be withheld from any prior payment to such Lender but which was not so withheld, as well as any other amounts for which Collateral Agent is entitled to indemnification from such Lender under the immediately preceding sentence of this Section 6 of this Exhibit B.

7. Successor Collateral Agent. Collateral Agent may resign at any time by delivering notice of such resignation to the Lenders and Borrower, effective on the date set forth in such notice (which date shall be no earlier than thirty (30) after the date of such notice, and if no date shall be set forth in such notice, thirty (30) days after the date of delivery thereof), in accordance with the terms of this Section 7 of this Exhibit B. If Collateral Agent delivers any such notice, the Required Lenders shall have the right to appoint a successor Collateral Agent with the consent of the Borrower (such consent not to be unreasonably withheld or delayed). If, after 30 days after the date of the retiring Collateral Agent’s notice of resignation, no successor Collateral Agent has been appointed by the Required Lenders and has accepted such appointment, then the retiring Collateral Agent may, on behalf of the Lenders, appoint a successor Collateral Agent from among the Lenders. Effective immediately upon its resignation, (a) the retiring Collateral Agent shall be discharged from its duties and obligations under the Loan Documents (other than its duties and obligations under Section 12.8 of the Agreement), (b) the Lenders shall assume and perform all of the duties of Collateral Agent until a successor Collateral Agent shall have accepted a valid appointment hereunder, (c) the retiring Collateral Agent and its Related Persons shall no longer have the benefit of any provision of any Loan Document other than with respect to any actions taken or omitted to be taken while such retiring Collateral Agent was, or because such Collateral Agent had been, validly acting as Collateral Agent under the Loan Documents, and (iv) subject to its rights under Section 2(b) of this Exhibit B, the retiring Collateral Agent shall take such action as may be reasonably necessary to assign to the successor Collateral Agent its rights as Collateral Agent under the Loan Documents. Effective immediately upon its acceptance of a valid appointment as Collateral Agent, a successor Collateral Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Collateral Agent under the Loan Documents.

8. Release of Guarantors and Collateral. Each Lender hereby consents to the release and hereby directs Collateral Agent to release (or in the case of clause (b)(ii) below, release or subordinate) the following:

(a) any Guarantor if all of the stock of such Guarantor owned by Borrower or another Guarantor is sold or transferred in a transaction permitted under the Loan Documents (including pursuant to a valid waiver or consent), to the extent that, after giving effect to such transaction, such Subsidiary would not be required to guaranty any Obligations pursuant to any Loan Document; and

(b) any Lien held by Collateral Agent for the benefit of the Secured Parties against (i) any Collateral that is sold or otherwise disposed of by Borrower or any Guarantor in a transaction permitted by the Loan Documents (including pursuant to a valid waiver or consent), (ii) any Collateral subject to a Lien that is expressly permitted under clause (c) of the definition of the term “Permitted Lien” and (iii) all of the Collateral and Borrower and Guarantors upon the occurrence of the Termination Date.

9. Setoff and Sharing of Payments. In addition to any rights now or hereafter granted under any applicable Requirement of Law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default and subject to Section 10(d) of this Exhibit B, each Lender is hereby authorized at any time or from time to time upon the direction of Collateral Agent, without notice to Borrower or any other Person, any such notice being hereby expressly waived, to setoff and to appropriate and to apply any and all balances held by it at any of its offices for the account of Borrower or any other Loan Party (regardless of whether such balances are then due to Borrower or any other Loan Party) and any other properties or assets of the Borrower or any Loan Party at any time held or owing by that Lender to or for the credit or for the account of Borrower or any other Loan Party against and on account of any of the Obligations that are not paid when due. Any Lender exercising a right of setoff, or otherwise receiving any payment on account of the Obligations in excess of its Pro Rata Share thereof, shall purchase for cash (and the other Lenders shall sell) such participations in each such other Lender’s Pro Rata Share of the Obligations as would be necessary to cause such Lender to share the amount so offset or otherwise received with each other Lender in accordance with their respective Pro Rata Shares of the Obligations. Each Loan Party agrees, to the fullest extent permitted by law, that (a) any Lender may exercise its right to setoff in accordance with this Section 9 or Section 12.9 of the Agreement with respect to amounts in excess of its Pro Rata Share of the Obligations and may purchase participations in accordance with the preceding sentence and (b) any Lender so purchasing a participation in the Term Loans made or other Obligations held by other Lenders may exercise all rights of offset, bankers’ liens, counterclaims or similar rights with respect to such participation as fully as if such Lender were a direct holder of the Term Loans and the other Obligations in the amount of such participation. Notwithstanding the foregoing, if all or any portion of the offset amount or payment otherwise received is thereafter recovered from the Lender that has exercised the right of offset, the purchase of participations by that Lender shall be rescinded and the purchase price restored without interest.

10. Advances; Payments; Non-Funding Lenders; Actions in Concert.

(a) Advances; Payments. If Collateral Agent receives any payment with respect to a Term Loan for the account of the Lenders on or prior to 2:00 p.m. (New York time) on any Business Day, Collateral Agent shall pay to each applicable Lender such Lender’s Pro Rata Share of such payment on such Business Day. If Collateral Agent receives any payment with respect to a Term Loan for the account of Lenders after 2:00 p.m. (New York time) on any Business Day, Collateral Agent shall pay to each applicable Lender such Lender’s Pro Rata Share of such payment on the next Business Day.

(b) Return of Payments.

(i) If Collateral Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Collateral Agent from, or on behalf of, Borrower or any other Loan Party and such related payment is not received by Collateral Agent, then Collateral Agent will be entitled to recover such amount (including interest accruing on such amount at the rate otherwise applicable to such Obligation) from such Lender on demand without setoff, counterclaim or deduction of any kind.

(ii) If Collateral Agent determines at any time that any amount received by Collateral Agent under any Loan Document must be returned to Borrower or any other Loan Party or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of any Loan Document, Collateral Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Collateral Agent on demand any portion of such amount that Collateral Agent has distributed to such Lender, together with interest at such rate, if any, as Collateral Agent is required to pay to Borrower or any other Loan Party or such other Person, without setoff, counterclaim or deduction of any kind and Collateral Agent will be entitled to set off against future distributions to such Lender any such amounts (with interest) that are not repaid on demand.

(c) Non-Funding Lenders.

(i) Unless Collateral Agent shall have received notice from a Lender prior to the date of any Term Loan that such Lender will not make available to Collateral Agent such Lender’s Pro Rata Share of such Term Loan, Collateral Agent may assume that such Lender will make such amount available to it on the date of such Term Loan, and Collateral Agent may (but shall not be obligated to), in reliance upon such assumption, make available a corresponding amount for the account of Borrower on such date. If and to the extent that such Lender shall not have made such amount available to Collateral Agent, such Lender and Borrower severally agree to repay to Collateral Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the day such amount is made available to Borrower until the day such amount is repaid to Collateral Agent, at a rate per annum equal to the interest rate applicable to the Obligation that would have been created when Collateral Agent made available such amount to Borrower had such Lender made a corresponding payment available. If such Lender shall repay such corresponding amount to Collateral Agent, the amount so repaid shall constitute such Lender’s portion of such Term Loan for purposes of this Agreement.

(ii) To the extent that any Lender has failed to fund any Term Loan or any other payments required to be made by it under the Loan Documents after any such Term Loan is required to be made or such payment is due (a “Non-Funding Lender”), Collateral Agent shall be entitled to set off the funding short-fall against that Non-Funding Lender’s Pro Rata Share of all payments received from or on behalf of Borrower thereunder. The failure of any Non-Funding Lender to make any Term Loan or any payment required by it hereunder shall not relieve any other Lender (each such other Lender, an “Other Lender”) of its obligations to make such Term Loan, but neither any Other Lender nor Collateral Agent shall be responsible for the failure of any Non-Funding Lender to make such Term Loan or make any other payment required hereunder. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a “Lender” (or be included in the calculation of “Required Lenders” hereunder) for any voting or consent rights under or with respect to any Loan Document. At Borrower’s request, Collateral Agent or a Person reasonably acceptable to Collateral Agent shall have the right with Collateral Agent’s consent and in Collateral Agent’s sole discretion (but Collateral Agent or any such Person shall have no obligation) to purchase from any Non-Funding Lender, and each Lender agrees that if it becomes a Non-Funding Lender it shall, at Collateral Agent’s request, sell and assign to Collateral Agent or such Person, all of the Term Loan Commitment (if any), and all of the outstanding Term Loan of that Non-Funding Lender for an amount equal to the aggregate outstanding principal balance of the Term Loan held by such Non-Funding Lender and all accrued and unpaid interest with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed assignment agreement in form and substance reasonably satisfactory to, and acknowledged by, Collateral Agent.

(d) Actions in Concert. Anything in this Agreement to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of any Loan Document (including exercising any rights of setoff) without first obtaining the prior written consent of Collateral Agent or, the Required Lenders, it being the intent of Lenders that any such action to protect or enforce rights under any Loan Document shall be taken in concert and at the direction or with the consent of Collateral Agent or, the Required Lenders.

11. Erroneous Payments.

(a) Each Lender hereby agrees that (i) if the Collateral Agent notifies such Lender that the Collateral Agent has determined in its sole discretion that any funds received by such Lender from the Collateral Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Lender (whether or not known to such Lender) (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Collateral Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Collateral Agent in same day funds at the greater of the federal funds rate and a rate determined by the Collateral Agent in accordance with banking industry rules on interbank compensation from time to time in effect and (ii) to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Collateral Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. A notice of the Collateral Agent to any Lender under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting immediately preceding clause (a), each Lender hereby further agrees that if it receives an Erroneous Payment from the Collateral Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Collateral Agent (or any of its Affiliates) with respect to such Erroneous Payment (an “Erroneous Payment Notice”), (y) that was not preceded or accompanied by an Erroneous Payment Notice, or (z) that such Lender otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), in each case, an error has been made (and that it is deemed to have knowledge of such error at the time of receipt of such Erroneous Payment) with respect to such Erroneous Payment, and to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Collateral Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. Each Lender agrees that, in each such case, it shall promptly (and, in all events, within one Business Day of its knowledge (or deemed knowledge) of such error) notify the Collateral Agent of such occurrence and, upon demand from the Collateral Agent, it shall promptly, but in all events no later than one Business Day thereafter, return to the Collateral Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Collateral Agent in same day funds at the greater of the federal funds rate and a rate determined by the Collateral Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(c) Each Loan Party hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Erroneous Payment (or portion thereof) for any reason, the Collateral Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Loan Parties.

(d) This Section 11 shall not apply to the disbursement of any proceeds of a Loan to or at the express direction of the Borrower, and no Erroneous Payment shall constitute, create, increase or otherwise alter any Obligations of the Loan Parties under the Loan Documents or otherwise. An Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Loan Parties; provided that this Section 11 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Loan Parties relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Collateral Agent.

(e) Each party’s obligations under this Section 11 shall survive the resignation or replacement of the Collateral Agent, the termination of the Term Loan Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

EXHIBIT C

Loan Payment Request Form

Fax To: (212) 993-1698	Date:

LOAN PAYMENT:
VAPOTHERM, INC.

From Account # ________________________________________	To Account # ______________________________________
(Deposit Account #)	(Loan Account #)
Principal $____________________________________________	and/or Interest $____________________________________

Authorized Signature:________________	Phone Number: _________________________
Print Name/Title: ___________________

LOAN ADVANCE:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account # ________________________________________	To Account # ___________________________________
(Loan Account #)	(Deposit Account #)

Amount of Advance $_________________

All of each Loan Party’s representations and warranties in the Loan and Security Agreement are true and correct in all material respects on the date of the request for an advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true and correct all material respects as of such date:

Authorized Signature:___________________	Phone Number: _____________________
Print Name/Title:______________________

OUTGOING WIRE REQUEST:

Complete only if all or a portion of funds from the loan advance above is to be wired.

Beneficiary Name: ________________________	Amount of Wire: $_________________________
Beneficiary Bank: ________________________	Account Number: _________________________
City and State: ____________________

Beneficiary Bank Transit (ABA) #:_________________________	Beneficiary Bank Code (Swift, Sort, Chip, etc.): ________
(For International Wire Only)
Intermediary Bank: _____________________________________	Transit (ABA) #: _________________________________
For Further Credit to:_________________________________________________________________________________________
Special Instruction: __________________________________________________________________________________________

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature: __________________________________	2nd Signature (if required): _________________
Print Name/Title: _______________________________	Print Name/Title: ____________
Telephone #: __________________________ Telephone #: _______________

EXHIBIT D

Compliance Certificate

TO:	SLR INVESTMENT CORP., as Collateral Agent and Lender

FROM:	VAPOTHERM, INC.

The undersigned authorized officer (“Officer”) of VAPOTHERM, INC. (“Borrower”), in his capacity as an authorized officer of the Borrower and not in his individual capacity, hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated as of February 18, 2022 by and among Borrower, the Guarantors, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a) There are no existing defaults or Events of Default, except as noted below;

(b) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects as of such date.

(c) Borrower, and each of Borrower’s Subsidiaries, has timely filed all required Tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and material local, Taxes, owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;

(d) Except as noted below, no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders; and

(e) Attached is an updated Perfection Certificate.1

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies
1)	Financial statements	Monthly within 30 days		Yes	No	N/A

2)	Annual (CPA Audited) statements	Within 90 days after FYE		Yes	No	N/A

3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within earlier 10 days of approval or February 28), and when revised		Yes	No	N/A

4)	8-K, 10-K and 10-Q Filings	Within 5 days of filing		Yes	No	N/A

1	To be delivered with the financial statements for the third month of any calendar quarter.

5)	Compliance Certificate	Monthly within 30 days		Yes	No	N/A

6)	Total amount of Borrower’s and Guarantor’s cash and Cash Equivalents at the last day of the measurement period		$________			N/A

7)	Total amount of Borrower’s Subsidiaries’ (other than Guarantors) cash and Cash Equivalents at the last day of the measurement period		$________			N/A

Deposit and Securities Accounts

(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?
1)			Yes	No	Yes	No

2)			Yes	No	Yes	No

3)			Yes	No	Yes	No

4)			Yes	No	Yes	No

Financial Covenants

Minimum Net Product Revenue:

Minimum Net Product Revenue (period ending __________)	(A) Actual Net Product Revenue $___________	(B) Minimum Net Product Revenue per Section 7.13(a) $____________	Complies with Minimum Net Product Revenue (Is (A) greater than or equal to (B))?

Yes (in compliance)         No (not in compliance) (N/A)

Minimum Liquidity:

Minimum Liquidity Covenant	Qualified Cash	A/P not paid within 90 days from invoice date	Complies with Minimum Liquidity Requirement (Is (A) minus (B) greater than $~~20~~5 million)?

Yes (in compliance)         No (not in compliance) (N/A)

Other Matters

1)	Have there been any changes in Key Persons since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)	Have there been any new or pending claims or causes of action against Borrower that involve more than Five Hundred Thousand Dollars ($500,000.00)?	Yes	No

4)	Have there been any amendments of or other changes to the respective Operating Documents of Borrower or any Guarantor? If yes, provide copies of any such amendments or changes with this Compliance Certificate.	Yes	No

5)	Has Borrower or any Subsidiary entered into or amended any Material Agreement? If yes, please explain and provide a copy of the Material Agreement(s) and/or amendment(s).	Yes	No

6)	Has Borrower provided the Collateral Agent with all notices required to be delivered under Sections 6.2(a) and 6.2(b) of the Loan Agreement?	Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

VAPOTHERM, INC.

By:
Name:
Title:

Date:

COLLATERAL AGENT USE ONLY

Received by:	Date:

Verified by:	Date:

Compliance Status: Yes No

Exhibit E

CORPORATE BORROWING CERTIFICATE

BORROWER:	VAPOTHERM, INC.	DATE: February 18, 2022
LENDER:	SLR INVESTMENT CORP., as Collateral Agent and Lender

I hereby certify as follows, as of the date set forth above:

1. I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2. Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware.

3. Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws. Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4. The following resolutions were duly and validly adopted by Borrower’s board of directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

[Balance of Page Intentionally Left Blank]

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
☐

☐

☐

☐

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from the Lenders.

Execute Loan Documents. Execute any loan documents any Lender requires.

Grant Security. Grant Collateral Agent a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Pay Fees. Pay fees under the Loan Agreement or any other Loan Document.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

[Balance of Page Intentionally Left Blank]

5. The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:

Name:

Title:

***

If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the                          of Borrower, hereby certify as to paragraphs 1 through 5 above, as

[print title]

of the date set forth above.

By:

Name:

Title:

[Signature Page to Corporate Borrowing Certificate]

EXHIBIT A

Certificate of Incorporation (including amendments)

[see attached]

EXHIBIT B

Bylaws

[see attached]

EXHIBIT F

ACH LETTER

SLR INVESTMENT CORP.

500 Park Avenue, 3rd Floor

New York, NY 10022

Attention: Anthony Storino

Fax: (212) 993-1698

Email: astorino@slrcp.com

Re: Loan and Security Agreement dated as of February 18, 2022 (the “Agreement”) by and among VAPOTHERM, INC. (“Borrower”), SLR Investment Corp. (“SLR”), as collateral agent (in such capacity, “Collateral Agent”) and the Lenders listed on Schedule 1.1 thereof or otherwise a party thereto from time to time, including SLR in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”). Capitalized terms used but not otherwise defined herein shall have the meanings given them under the Agreement.

In connection with the above referenced Agreement, the Borrower hereby authorizes the Collateral Agent to, at its discretion and with prior notice of at least one (1) Business Day, initiate debit entries to the Borrower’s account indicated below (i) on each payment date of all Obligations then due and owing, (ii) at any time any payment due and owing with respect to Lenders’ Expenses, and (iii) upon an Event of Default, any other Obligations outstanding, in each case pursuant to Section 2.3(e) of the Agreement. The Borrower authorizes the depository institution named below to debit to such account.

DEPOSITORY NAME	BRANCH
CITY	STATE AND ZIP CODE
TRANSIT/ABA NUMBER	ACCOUNT NUMBER

This authority will remain in full force and effect so long as any amounts are due under the Agreement.

[Signature page to follow]

VAPOTHERM, INC.

By:

Title:

Date:

Exhibit G

Form of Secured Promissory Note

SECURED PROMISSORY NOTE

(Term [A][B] Loan)

$	Dated: [DATE]

FOR VALUE RECEIVED, the undersigned, Vapotherm, Inc., a Delaware corporation with offices located at 100 Domain Drive, Exeter, NH 03833 (“Borrower”) HEREBY PROMISES TO PAY SLR Investment Corp. (“Lender”) (or its registered assigns) the principal amount of [            ]DOLLARS ($            ) or such lesser amount as shall equal the outstanding principal balance of the Term [A][B] Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term [A][B] Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated as of February 18, 2022 by and among Borrower, the Guarantors, Lender, SLR Investment Corp., as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term [A][B] Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term [A][B] Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2(c), Section 2.2(d) or Section 6.5 of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term [A][B] Loan, interest on the Term [A][B] Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer (a) is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation and (b) is permitted under Section 12.2 of the Loan Agreement. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

VAPOTHERM, INC.

By
Name:
Title:

LOAN AND PAYMENTS OF PRINCIPAL

Date	Interest Rate	Principal Amount	Scheduled Payment Amount	Notation By

Exhibit H

Form of Warrant

[see attached]

Exhibit I

Taxes; Increased Costs.

1. Defined Terms. For purposes of this Exhibit I:

(a) “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

(b) “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (A) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (B) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Term Loan or Term Loan Commitment pursuant to a law in effect on the date on which (A) such Lender acquires such interest in the Term Loan or Term Commitment or (B) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2 or Section 4 of this Exhibit I, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 7 of this Exhibit I and (iv) any withholding Taxes imposed under FATCA.

(c) “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Internal Revenue Code.

(d) “Foreign Lender” means a Lender that is not a U.S. Person.

(e) “Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (ii) to the extent not otherwise described in clause (i), Other Taxes.

(f) “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Term Loan or Loan Document).

(g) “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

(h) “Recipient” means Collateral Agent or any Lender, as applicable.

(i) “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

(j) “Withholding Agent” means Borrower and Collateral Agent.

2. Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2 or Section 4 of this Exhibit I) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

3. Payment of Other Taxes by Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of Collateral Agent timely reimburse it for the payment of, any Other Taxes.

4. Indemnification by Loan Parties. The Loan Parties shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under Section 2 of this Exhibit I or this Section 4) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender (with a copy to Collateral Agent), or by Collateral Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

5. Indemnification by the Lenders. Each Lender shall severally indemnify Collateral Agent, within 10 days after demand therefor, for (a) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified Collateral Agent for such Indemnified Taxes and without limiting the obligation of any Loan Party to do so), (b) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.1 of the Agreement relating to the maintenance of a Participant Register and (c) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Collateral Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Collateral Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Collateral Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Collateral Agent to the Lender from any other source against any amount due to Collateral Agent under this Section 5.

6. Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to the provisions of this Exhibit I, the Loan Party shall deliver to Collateral Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Collateral Agent.

7. Status of Lenders.

(a) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Collateral Agent, at the time or times reasonably requested by Borrower or Collateral Agent, such properly completed and executed documentation reasonably requested by Borrower or Collateral Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Collateral Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower or Collateral Agent as will enable Borrower or Collateral Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 7(b)(i), 7(b)(ii) and 7(b)(iv) of this Exhibit I) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(b) Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person,

(i) any Lender that is a U.S. Person shall deliver to Borrower and Collateral Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Collateral Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(ii) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Collateral Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Collateral Agent), whichever of the following is applicable:

(A)

in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(B)	executed copies of IRS Form W-8ECI;

(C)

in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate, in form and substance reasonably acceptable to Borrower and Collateral Agent, to the effect that such Foreign Lender (or other applicable Person) is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(D)

to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(iii) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Collateral Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Collateral Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or Collateral Agent to determine the withholding or deduction required to be made; and

(iv) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to Borrower and Collateral Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Collateral Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by Borrower or Collateral Agent as may be necessary for Borrower and Collateral Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(v) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Collateral Agent in writing of its legal inability to do so.

8. Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to the provisions of this Exhibit I (including by the payment of additional amounts pursuant to the provisions of this Exhibit I), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under the provisions of this Exhibit I with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 8 (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 8, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 8 the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 8 shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

9. Increased Costs. If any change in applicable law shall subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, and the result shall be to increase the cost to such Recipient of making, converting to, continuing or maintaining any Term Loan or of maintaining its obligation to make any such Term Loan, or to reduce the amount of any sum received or receivable by such Recipient (whether of principal, interest or any other amount), then, upon the request of such Recipient, the applicable Loan Party will pay to such Recipient such additional amount or amounts as will compensate such Recipient for such additional costs incurred or reduction suffered.

10. Survival. Each party’s obligations under the provisions of this Exhibit I shall survive the resignation or replacement of Collateral Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Term Loan Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.